PRESIDENT'S LETTER



Dear Valued Shareholder,

Thank you for investing in Aetna variable funds. Since there are so many investment choices available in today's market, we are particularly appreciative of the confidence you have placed in us to help you reach your investment goals. The following pages of this Semi-Annual Report will provide you with detailed information on the performance of the funds you have chosen.

The financial market environment has continued to improve dramatically since you received the Annual Report last winter. That report focused on all of 1998, a year marked by high market volatility. As confidence in the global economic outlook was shaken, a sharp sell-off took place in U.S. and global stock markets. In the last months of the year, however, the situation began to improve. Despite all of the events negatively affecting the market at various times in 1998, the S&P 500 Index and the Dow Jones Industrial Average both finished the year with double-digit returns - for the fourth year in a row! (Of course, this unprecedented performance is no guarantee of future results.)

The past two years witnessed a "flight to quality" that has benefited the few at the expense of the many. It is fair to characterize the past two years as a narrow bull market, or a stealth bear market, or both. U.S. dollar investments have prospered vs. those of most other currencies; U.S. Treasury bonds have outperformed other fixed income instruments; and the so-called "nifty fifty" leading large-cap growth stocks, as exemplified by the New Nifty Fifty Index, have generated a highly disproportionate share of record-setting equity market returns. Economic and financial market developments so far this year provide a sound basis for hope that the world is returning to a semblance of normalcy after two years of extraordinary turbulence.

During the second quarter of this year, signs of financial improvement, such as rebounds in emerging markets, became clear. Economic recoveries in Asia and Europe and stabilization in Latin America caused yields on fixed income investments to move up around the world. Credit spreads (the yield difference between A-rated corporate and U.S. Treasury bonds) have closed only marginally due to lingering concerns around the future of local businesses and a greater number of corporate bonds entering the market at a time when government bonds are being retired. Within the U.S. equity market, these signs took the form of improving market breadth as more stocks took part in the ongoing advance. Earnings prospects were up sharply for the cyclical businesses (such as housing, automobiles and paper) that have been so disadvantaged by the crises and concerns of the past two years. The equity market paid more attention to value stocks and other issues that had been ignored over the past two years. Cyclicals, small-caps, REITs and international investments - value themes all - outperformed the S&P 500 as well as the New Nifty Fifty Index. These developments are encouraging, although their persistence is not assured. They imply a broader participation by more investment segments than just the narrow few beneficiaries of the past two years. This could tend to encourage investors to remain committed to strategies that more broadly diversify the risk and return opportunities presented by this complex world.

At Aeltus Investment Management, Inc./ (R)/, adviser to the Aetna variable funds, these past six months have also been very productive.

   Y2K INITIATIVES have remained a high priority. We have completed remediation and testing of all of Aeltus' computer systems as of June 30. In addition, on January 1 of this year, we successfully converted our operating systems to accept the Euro, the new standard monetary unit of the eleven countries that compose the European Monetary Union.

   NEW SIMPLIFIED PROSPECTUSES WERE INTRODUCED on May 1. Plain English wording and clear graphics make them truly "user-friendly."

Again, we very much appreciate and value your continued confidence in our portfolios and in Aeltus.


Sincerely,

/s/ J. Scott Fox
------------------
J. Scott Fox
President

TABLE OF CONTENTS

President's Letter.....................................................i
INDEX PLUS PORTFOLIOS:
Investment Review......................................................1
Portfolios of Investments:
 Aetna Index Plus Bond VP..............................................10
 Aetna Index Plus Large Cap VP.........................................12
 Aetna Index Plus Mid Cap VP...........................................18
 Aetna Index Plus Small Cap VP.........................................22
Statements of Assets and Liabilities...................................28
Statements of Operations...............................................30
Statements of Changes in Net Assets....................................32
Notes to Financial Statements..........................................36
Additional Information.................................................39
Financial Highlights...................................................40
GENERATION PORTFOLIOS:
Investment Review......................................................44
Portfolios of Investments:
 Aetna Ascent VP.......................................................49
 Aetna Crossroads VP...................................................56
 Aetna Legacy VP.......................................................63
Statements of Assets and Liabilities...................................70
Statements of Operations...............................................71
Statements of Changes in Net Assets....................................72
Notes to Financial Statements..........................................75
Additional Information.................................................82
Financial Highlights...................................................83

                                    AETNA INDEX PLUS BOND VP
                                           Growth of $10,000

Index Plus Bond VP         12/18/97     12/31/97                        12/31/98            06/30/99
Aetna Index Plus Bond VP     10,000      10,031   10,182   10,409   10,761   10,851   10,798  10,680
Lehman Brothers Aggregate
 Bond Index                  10,000      10,046   10,200   10,439   10,881   10,918   10,863  10,767

    Average Annual Total Returns
 for the period ended June 30, 1999*
---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/18/97       2.61%      4.39%
---------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA INDEX PLUS BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Index Plus Bond VP (Index Plus Bond) generated a -1.57% total return, net of fund expenses, for the six month period ended June 30, 1999. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned -1.37% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Despite low inflation and continued economic growth, the bond market began to focus on potential Federal Reserve (the "Fed") activity and growth abroad during the first half of 1999. Fear of one or more rate increases (or tightening) by the Fed caused interest rates to rise dramatically during the first half of the year. As the market correctly anticipated, the Fed did raise rates at its June meeting by 25 basis points (1/4 of 1%). The corporate market experienced strong returns during the first four months of the year. Nonetheless, the level of yield spreads between corporate bonds and Treasuries widened almost back to January's levels, as a result of (1) fears that the Fed would increase rates, and (2) a heavy calendar of new corporate bond issues coming onto the market.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

In general, the Portfolio's performance for this report period was positively affected by our overweighted position in Yankee, utility, and industrial corporate bonds. However, individual securities such as long-term Yankee utilities contributed to the underperformance. In addition, the Portfolio's overweighting in finance and bank paper contributed to the negative performance, as that sector had the worst performance in the first half of 1999 due to anticipated changes in Fed policy.
                                                      See Definition of Terms. 1

WHAT IS YOUR OUTLOOK GOING FORWARD?

The Fed has recognized some potential imbalances which, if left unchecked, could threaten the current robust U.S. economic expansion. In this environment, the Fed may well need to once more raise the Fed funds rate - the interest rate charged on overnight loans between banks. However, it is likely to proceed cautiously, because inflationary forces are still quite weak. Yield spreads in the corporate-bond market, and to a lesser extent the mortgage pass-through market, are higher than their long-term historical averages. They may very well remain high for the balance of the year. It is quite possible that investors will remain risk-averse due to concerns about Y2K-related disruptions and will remain focused on high-quality issues.

QUALITY RATINGS
AAA                               59.3%
AA                                 1.6%
A                                 19.5%
BBB                               16.1%
BB                                 3.5%


MATURITY DISTRIBUTION
 0 - 1 years                       3.6%
 1 - 5 years                      31.8%
 5 - 10 years                     13.2%
10 - 20 years                     16.4%
20 + years                        35.0%

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

2  See Definition of Terms.

                          AETNA INDEX PLUS LARGE CAP VP
                                Growth of $10,000

Index Plus Large Cap VP  09/16/96  09/30/96  12/31/96                        12/31/97                  12/31/98            06/30/99
Aetna Index Plus
  Large Cap VP            10,000    10,069    10,964  11,246  13,272  14,285  14,680  16,759  17,420  15,728  19,319  20,374  21,676
S&P 500 Index             10,000    10,276    11,053  10,834  13,067  14,045  14,448  16,464  17,007  15,315  18,577  19,502  20,877


                           AETNA INDEX PLUS MID CAP VP
                                Growth of $10,000

Index Plus Mid Cap VP      12/16/97    12/31/97                        12/31/98             06/30/99
Aetna Index Plus
 Mid Cap VP                  10,000      10,348   11,459   11,339   9,958   12,862   12,029   13,511
S&P Midcap 400 Index         10,000      10,390   11,535   11,288   9,655   12,377   11,587   13,228


                          AETNA INDEX PLUS SMALL CAP VP
                                Growth of $10,000

Index Plus Small Cap VP    12/19/97    12/31/97                        12/31/98             06/30/99
Aetna Index Plus
 Small Cap VP                10,000      10,430   11,441   10,901   8,749   10,289    9,423   10,686
S&P Smallcap 600 Index       10,000      10,403   11,555   11,040   8,731   10,268    9,345   10,786


                                                      See Definition of Terms. 3

                              Average Annual Total Returns
                           for the period ended June 30, 1999*

-------------------------------------------------------------------------------------------
       Index Plus Large Cap VP          Index Plus Mid Cap VP    Index Plus Small Cap VP

-------------------------------------------------------------------------------------------
     1 Year            Inception        1 Year     Inception      1 Year      Inception
-------------------------------------------------------------------------------------------
     24.43%             31.97%          19.16%       21.63%       -1.97%        4.43%
-------------------------------------------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA INDEX PLUS VPS

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

The performance listed below for the Index Plus VPs (Index Plus Large Cap VP, Index Plus Mid Cap VP and Index Plus Small Cap VP) and their respective benchmarks is for the six month period ended June 30, 1999:

                                                           PORTFOLIO                                BENCHMARK INDEX
INDEX PLUS PORTFOLIO                                         RETURN    BENCHMARK INDEX                   RETURN
Index Plus Large Cap VP                                      12.20%    S&P 500 Index (b)                 12.38%
Index Plus Mid Cap VP                                         5.05%    S&P MidCap 400 Index (c)           6.87%
Index Plus Small Cap VP                                       3.85%    S&P SmallCap 600 Index (d)         5.03%

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

On the last day of June, the Federal Reserve (the "Fed") raised the Fed funds rate - the interest rate charged on overnight loans between banks - by 0.25%. That action says a lot about how economic conditions had developed during the first half of the year. Earlier in the year, with 1998's financial panic and fears of global meltdown still fresh in memory, prevailing views on economic growth and the outlook for corporate earnings were quite cautious. It soon became apparent that U.S. domestic demand was booming and the worst fears around the impact of last year's financial crisis on this year's economic picture were not being borne out.

The mood shift was reflected in a recovery in the relative performance of cyclical stocks, as analysts' expectations for their forward earnings were increased sharply. Small-capitalization stocks - which had fallen from grace in the market's enthusiasm for "trophy stocks," a relative handful of globally recognizable names - made-up some of what had been an historic performance gap relative to large-caps. Market breadth widened as "value" themes and small-cap ideas regained respectability with investors, within the context of what appeared to be a much more successful global economy than had been priced in earlier.

Within the U.S. equity market, the rank order of market performance by broad indexes during the second quarter shows the Russell 2000, Value Line, Amex, and Dow Jones Industrials with a clear lead over the NASDAQ, NYSE Composites, and the S&P 500. The previously out-of-favor deep cyclicals - such as non-ferrous metals, machinery, forest products, and commodity chemicals - were among the best-performing industry groups. At the same time, earlier stalwarts such as technology and pharmaceuticals turned in more-modest results. Investors' widening horizons were best expressed in the performance of overseas markets:
China, Indonesia, Malaysia, Russia, Korea, Thailand, Venezuela, Hong Kong, Argentina, Mexico - the list of the world's leading equity market performances during the second quarter - reads almost country-for-country like the list of casualties during the turbulence of 1997-98. Each of these national markets outperformed the best of the broad U.S. market indices during the quarter. Even Japan, the habitual wet blanket of global growth, reported an eye-popping (though suspect) economic bounce and solidly respectable equity-market returns. The deflationary fears that still lingered at the opening of the second quarter had dispersed well before the Fed, in its new transparent operating style, had begun to prepare the markets for a reversal in policy. The Fed adopted and announced, at the May meeting of its Federal Open Market Committee, a "bias" toward raising its target rate for the cost of overnight bank reserves. Fixed-income markets had already sensed which way the economy was going and had anticipated that monetary policy would follow. Yield curves

4 See Definition of Terms.

steepened as the more buoyant economic outlook cast a pall over the prospects for bond market returns.

The issue under debate as the third quarter opens is whether the freshening of global growth, which so affected market results during the spring quarter, will continue to dominate investor sentiment and policymakers' concerns. If so, we can expect a continuing improvement in earnings estimates and an ongoing anxiety about an adverse shift in inflation and interest-rate trends. If not, there may be a return to the same sort of high-quality, reliable growth themes that provided investors with a sense of comfort last year.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Investment Process
------------------

The quantitative model used to rank the stocks in the S&P 500, S&P MidCap 400 and the S&P SmallCap 600 did not perform well in the first half of the year. The principal reason for this was the emphatic rotation to deep "value" that occurred in April and extended into May. Quantitative models in general tend to have difficulty at inflection points, and the model's behavior other than at inflection points proved to be no exception. The strong performance of cyclical stocks in April signaled a reversal in the market that was confirmed by the Fed's rate hike at the end of June. The model's effectiveness has gradually improved as the new trend has become established.

AETNA INDEX PLUS LARGE CAP VP

One of the best-performing stocks in the S&P 500 during the first half of the year was Nalco Chemical Co. (maker of process chemicals). This stock provides a good illustration of what happened to many cyclical stocks during the last six months.

 . At the beginning of the year, Nalco Chemical Co. was poorly ranked (and therefore underweight in the Portfolio) due to its declining expected earnings and poor price momentum.

 . By the end of the six-month period, its rank had improved to a middle decile
  (due to better-than-expected earnings). It is now owned at a market weight in the Portfolio.

 . It is interesting to note that the actual earnings of many industrial cyclicals are still declining; but because of the stronger world economy, the market is pricing the stocks with an expectation for better earnings ahead.

The worst performing stock in the S&P 500 over this period was McKesson HBOC, Inc. McKesson HBOC, Inc. started the year poorly ranked. By the end of the quarter, it was no longer owned in the Portfolio.

Among the best-performing S&P 500 industry groups were the basic materials and other deep cyclical industries. As mentioned earlier, we were underweight many of these industries in April because of their weak business fundamentals, but the prospect of an improving world economy sent these stocks soaring. As expected earnings of some issues in these industries have improved, the weighting of these industries in the Portfolio has risen.

AETNA INDEX PLUS MID CAP VP

Among the best performing S&P MidCap 400 industry groups were the oil and gas drillers and other deep cyclical industries. We were underweight in many of these industries early in the year because of their weak business fundamentals, but the prospect of an improving world economy sent these stocks soaring. As expected earnings of some issues in these industries have improved, the weighting of these industries in the Portfolio has risen.

The best performing stock in the S&P MidCap 400 over this period was QUALCOMM Inc. This stock has been high ranking throughout the year, and therefore we have overweighted it in the Portfolio relative to its weight in the S&P 400.

The worst performer in the S&P MidCap 400 over this period was Network Associates, Inc. It was a middle-ranked stock early in the year (due to its earnings prospects), but by the second quarter it had fallen to our lowest rank. At present, it is not owned in the Portfolio.

AETNA INDEX PLUS SMALL CAP VP

Among the best-performing S&P SmallCap 600 industry groups were the oil and gas producers and other deep cyclical
                                                      See Definition of Terms. 5
industries. Early in the year, the Portfolio was underweighted in many of these industries, because of their weak business fundamentals; but the prospect of an improving world economy sent these stocks soaring. As expected earnings of some issues in these industries have improved, the weightings of these industries in the Portfolio has risen.

WHAT IS YOUR OUTLOOK GOING FORWARD?

For four straight months this year, the estimate-trend variable in the stock-evaluation model has been perverse: that is, we would have had better returns by buying stocks whose expected earnings were declining rather than stocks whose expected earnings were rising. The market was placing much higher value on other characteristics (such as cyclical exposure) than on expected earnings. This has happened in the past, but normally the market will eventually turn its attention back to earnings. In June, this estimate-trend variable was once again very effective in discriminating between good stocks and bad stocks. That is, in general, stocks with rising expected earnings went up in price, while stocks with falling expected earnings went down. The return of this factor's effectiveness might be a signal that the most violent portion of the transition, from a market priced for slow economic growth to a market priced for faster economic growth, is over.

INDEX PLUS LARGE CAP VP:

                                 % OF
                                COMMON   % OF S&P    OVER/(UNDER)
SECTOR                          STOCKS      500        WEIGHTING
Basic Materials                   3.0%      3.3%         (0.3)%
Commercial Services               2.0%      1.7%           0.3%
Consumer Discretionary           12.7%     12.2%           0.5%
Consumer Non-Discretionary        5.7%      7.7%         (2.0)%
Energy                            5.7%      6.6%         (0.9)%
Finance                          17.5%     15.8%           1.7%
Healthcare                        8.9%     11.1%         (2.2)%
Manufacturing                    10.1%     10.0%           0.1%
Technology                       20.1%     21.1%         (1.0)%
Utilities                        14.3%     10.5%           3.8%


                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Microsoft Corp.                           4.0%
International Business Machines Corp.     3.3%
General Electric Co.                      3.2%
Wal-Mart Stores, Inc.                     3.0%
Lucent Technologies, Inc.                 2.6%
Citigroup Inc.                            2.3%
Cisco Systems, Inc.                       1.8%
Intel Corp.                               1.7%
Exxon Corp.                               1.6%
AT&T Corp.                                1.6%


6 See Definition of Terms.

INDEX PLUS MID CAP VP:

                                 % OF
                                COMMON    % OF S&P    OVER/(UNDER)
SECTOR                          STOCKS   MIDCAP 400     WEIGHTING
Basic Materials                   4.5%      6.1%          (1.6)%
Commercial Services               2.9%      5.9%          (3.0)%
Consumer Discretionary           20.2%     15.0%            5.2%
Consumer Non-Discretionary        3.2%      3.7%          (0.5)%
Energy                            5.7%      6.3%          (0.6)%
Finance                          11.9%     13.4%          (1.5)%
Healthcare                        7.4%      9.8%          (2.4)%
Manufacturing                    11.2%     10.1%            1.1%
Technology                       17.4%     21.0%          (3.6)%
Utilities                        15.6%      8.7%            6.9%


                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
QUALCOMM Inc.                      4.3%
Best Buy Co., Inc.                 3.1%
Biogen, Inc.                       1.9%
Analog Devices, Inc.               1.8%
Altera Corp.                       1.6%
Xilinx, Inc.                       1.6%
Siebel Systems, Inc.               1.2%
Comverse Technology, Inc.          1.2%
Teradyne, Inc.                     1.1%
Intuit Inc.                        1.1%

INDEX PLUS SMALL CAP VP:

                                 % OF
                                COMMON     % OF S&P     OVER/(UNDER)
SECTOR                          STOCKS   SMALLCAP 600     WEIGHTING
Basic Materials                   4.8%       4.1%             0.7%
Commercial Services              11.0%       9.9%             1.1%
Consumer Discretionary           23.8%      20.6%             3.2%
Consumer Non-Discretionary        2.5%       2.6%           (0.1)%
Energy                            4.4%       5.4%           (1.0)%
Finance                          14.9%      14.6%             0.3%
Healthcare                        7.6%       9.5%           (1.9)%
Manufacturing                    13.1%      12.3%             0.8%
Technology                       14.0%      18.2%           (4.2)%
Utilities                         3.9%       2.8%             1.1%

                                                     See Definition of Terms.  7

                                     % OF NET
TOP TEN EQUITY HOLDINGS               ASSETS
Valassis Communications, Inc.          1.3%
Linens 'n Things, Inc.                 1.1%
IDEC Pharmaceuticals Corp.             1.0%
CommScope, Inc.                        1.0%
Lattice Semiconductor Corp.            0.9%
Zale Corp.                             0.9%
Mercury Interactive Corp.              0.9%
U.S. Freightways Corp.                 0.8%
FirstMerit Corp.                       0.8%
Novellus Systems, Inc.                 0.8%

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.


8 See Definition of Terms.

DEFINITION OF TERMS

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(b) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(c) The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

These are unmanaged indices and are not available for individual investment.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INDEX PLUS BOND
-------------------------------------------------------------------------------

                                          PRINCIPAL         MARKET VALUE
                                           AMOUNT
                                        ---------------     --------------
LONG-TERM BONDS AND NOTES ( 99.7% )
CORPORATE BONDS ( 40.9% )
Ahold Finance USA Inc.,6.88%,05/01/29     $  50,000              $46,120
AirTouch Communications,
 Inc.,7.13%,07/15/01..................      250,000              254,270
Associates Corp. N.A.,6.88%,11/15/08 .      200,000              196,078
Caithness Coso Fund
 Corp.,6.80%,12/15/01 ++ .............      250,000              248,750
Celulosa Arauco
 Constitution,7.50%,09/15/17..........       50,000               40,219
Chase Manhatten Corp.,7.13%,06/15/09 .      200,000              200,626
Cia. Transporte Energia,8.63%,04/01/03
 ++...................................      250,000              232,500
Citigroup Inc.,7.88%,05/15/25 ........      225,000              229,727
Conrail, Inc.,9.75%,06/01/00 .........      130,000              134,172
Crown Cork & Seal Co.,
 Inc.,6.75%,04/15/03 * ...............      300,000              296,403
Dayton Hudson Co.,6.63%,03/01/03 .....      175,000              175,215
Dayton Hudson Co.,9.75%,07/01/02 .....      100,000              109,264
Federated Department Stores, Inc.,
 8.13%,10/15/02 ......................      200,000              209,192
First Maryland Bancorp,8.38%,05/15/02       300,000              313,980
Ford Motor Credit Corp.,5.75%,01/25/01      250,000              248,265
Homeside Lending Inc.,6.86%,07/02/01 .      250,000              250,192
Ikon Capital Resources
 Corp.,6.52%,10/29/99.................      375,000              375,585
Lockheed Martin Corp.,7.25%,05/15/06 .      210,000              210,143
Lucent Technologies,
 Inc.,6.45%,03/15/29..................       50,000               45,230
MCI WorldCom, Inc.,6.95%,08/15/28 ....       80,000               75,836
Orix Credit Alliance
 Corp.,6.79%,04/16/01.................       80,000               78,937
Panama (Republic of),7.88%,02/13/02 ++      250,000              243,125
Puget Sound Energy,
 Inc.,7.02%,12/01/27..................      250,000              240,790
Quebec Province,7.50%,07/15/02 .......      300,000              308,616
Rite Aid Corp.,5.50%,12/15/00 ........      200,000              196,440
Royal Caribbean,8.25%,04/01/05 .......      140,000              146,405
Salomon Smith Barney Holdings Corp.,
 6.63%,11/15/03 ......................      250,000              249,535
Sears Roebuck Acceptance Corp.,
 7.05%,09/17/01 ......................      300,000              303,867
United Technologies
 Corp.,6.50%,06/01/09.................       30,000               29,415
                                                            --------------
TOTAL CORPORATE BONDS (COST $5,822,092)                        5,688,897
                                                            --------------
NON-AGENCY MORTGAGE-BACKED SECURITIES ( 0.5% )
Peco Energy Transition
 Trust,6.05%,03/01/09.................       80,000               76,656
                                                            ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (COST                 76,656
 $79,937)                                                   ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ( 34.6% )
Federal Home Loan Mortgage Corp.,
 6.50%,12/01/27 ......................      745,198              722,176
Federal Home Loan Mortgage Corp.,
 7.00%,05/01/28 ......................      135,922              134,477
Federal Home Loan Mortgage Corp.,
 7.50%,12/01/27 ......................      493,864              499,262
Federal Home Loan Mortgage
 Corp.,9.00%,07/01/16 - 09/01/16......       71,515               75,785
Federal National Mortgage
 Association,4.75%,11/14/03...........      250,000              236,875
Federal National Mortgage
 Association,5.63%,05/14/04...........      200,000              193,812


                                          PRINCIPAL         MARKET VALUE
                                           AMOUNT
                                        ---------------     --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association,
 6.00%,12/01/12 - 01/01/29............     $605,702             $575,267
Federal National Mortgage Association,
 6.50%,12/01/12 - 06/01/29............      845,537              830,272
Federal National Mortgage Association,
 7.00%,05/01/28 - 07/01/28............      220,889              218,540
Federal National Mortgage Association,
 7.50%,04/01/28 ......................       92,729               93,896
Government National Mortgage
 Association,
 6.50%,10/15/28 ......................      178,872              172,651
Government National Mortgage
 Association,
 7.00%,03/15/27 - 05/15/28............      310,162              306,881
Government National Mortgage
 Association,
 7.50%,10/15/22 ......................       57,558               58,272
Government National Mortgage
 Association,
 8.00%,04/15/17 - 08/15/17............      318,308              327,588
Government National Mortgage
 Association,
 9.50%,08/15/21 ......................      340,049              366,761
                                                            --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                   4,812,515
 SECURITIES (COST $4,920,231)
                                                            --------------
U.S. GOVERNMENT OBLIGATIONS ( 23.7% )
U.S. Treasury Bond,4.50%,01/31/01 ....      250,000              246,328
U.S. Treasury Bond,6.13%,08/15/07 ....      250,000              252,695
U.S. Treasury Bond,6.50%,11/15/26 ....       70,000               72,472
U.S. Treasury Bond,6.75%,08/15/26 ....      200,000              214,124
U.S. Treasury Bond,7.25%,05/15/16 ....      630,000              692,899
U.S. Treasury Bond,8.13%,05/15/21 ....      550,000              669,796
U.S. Treasury Bond,11.75%,11/15/14 ...      220,000              313,260
U.S. Treasury Note,5.25%,02/15/29 ....       65,000               58,399
U.S. Treasury Note,5.75%,08/15/03 ....       45,000               45,028
U.S. Treasury Note,10.75%,08/15/05 ...      411,000              510,922
U.S. Treasury Strip,Zero
 Coupon,08/15/05......................      308,000              214,534
                                                            --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $3,393,868)            3,290,457
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES (COST $14,216,128)            13,868,525
                                                            --------------
SHORT-TERM INVESTMENTS ( 0.7% )
Federal National Mortgage Association,
 6.00%,07/14/29 # ....................      100,000               94,047
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS (COST $95,017)                       94,047
                                                            --------------
TOTAL INVESTMENTS (COST
 $14,311,145)(A)                                              13,962,572
OTHER ASSETS LESS LIABILITIES                                    (58,179)
                                                            --------------
TOTAL NET ASSETS                                             $13,904,393
                                                            ==============

10 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$14,319,162. Unrealized gains and losses, based on identified tax cost at
June 30, 1999, are as follows:
Unrealized gains..............................            $       0
Unrealized losses.............................             (356,590)
                                                -------------------
 Net unrealized loss..........................            $(356,590)
                                                ===================



++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 1999.
# When-issued or delayed delivery security.

Information concerning restricted securities at June 30, 1999 is shown below:
                                         ACQUISITION
                                            DATE                   COST
                                    ---------------------  --------------------
Caithness Coso Fund Corp. ........        05/28/99               $250,000
Panama (Republic of) .............        02/13/97                250,452
Cia. Transporte Energia ..........        04/13/98                249,653
                                                                 --------
                                                                 $750,105
                                                                 ========


The market value of the total restricted securities above represent 5.21% of the total net assets.

Category percentages are based on net assets.



                                        See Notes to Financial Statements.    11

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INDEX PLUS LARGE CAP
--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
COMMON STOCKS ( 99.5% )
AIR TRANSPORT ( 0.6% )
AMR Corp. + ...........................       12,300           $ 839,475
Delta Air Lines, Inc. .................       15,400             887,425
FDX Corp. Holding Co. + ...............       30,200           1,638,350
Southwest Airlines Co. ................       41,875           1,303,359
US Airways Group, Inc. + ..............        5,900             257,019
                                                           ---------------
                                                               4,925,628
                                                           ---------------
ALUMINUM ( 0.4% )
Alcan Aluminum Ltd. ...................       16,500             526,969
Alcoa Inc. ............................       36,900           2,283,187
Reynolds Metals Co. ...................        4,900             289,100
                                                           ---------------
                                                               3,099,256
                                                           ---------------
AUTO PARTS AND HARDWARE ( 0.1% )
Black & Decker Corp. ..................        5,600             353,500
Briggs & Stratton Corp. ...............          200              11,550
Cooper Tire & Rubber Co. ..............        1,300              30,713
Genuine Parts Co. .....................        7,900             276,500
Goodyear Tire & Rubber Co. (The) ......        8,400             494,025
Snap-On, Inc. .........................        1,400              50,662
                                                           ---------------
                                                               1,216,950
                                                           ---------------
AUTOMOTIVE ( 1.6% )
Dana Corp. ............................       12,693             584,671
Delphi Automotive Systems Corp. .......       51,861             962,662
Eaton Corp. ...........................        5,500             506,000
Ford Motor Co. ........................      141,600           7,991,550
General Motors Corp. + ................       49,700           3,280,200
Johnson Controls, Inc. ................        5,200             360,425
TRW, Inc. .............................        6,700             367,663
                                                           ---------------
                                                              14,053,171
                                                           ---------------
BANKS AND THRIFTS ( 7.0% )
AmSouth Bancorporation ................       14,250             330,422
Bank of America Corp. .................      132,900           9,743,231
Bank of New York Co., Inc. ............       58,900           2,160,894
Bank One Corp. ........................       89,710           5,343,352
BankBoston Corp. ......................       22,800           1,165,650
BB&T Corp. ............................       18,600             682,388
Chase Manhattan Corp. .................      105,400           9,130,275
Comerica, Inc. ........................       10,650             633,009
Fifth Third Bancorp ...................       20,725           1,379,508
Firstar Corp. .........................       78,800           2,206,400
Fleet Financial Group,  Inc. ..........       71,100           3,155,062
Golden West Financial Corp. ...........        4,800             470,400
Huntington Bancshares Inc. ............       11,480             401,800
J.P. Morgan & Co. .....................       21,000           2,950,500
KeyCorp ...............................       34,000           1,092,250
Mellon Bank Corp. .....................       40,000           1,455,000
Mercantile Bancorporation, Inc. .......       12,100             691,213
National City Corp. ...................       23,400           1,532,700
Northern Trust Corp. ..................        8,600             834,200
PNC Bank Corp. ........................       20,500           1,181,313

                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------

BANKS AND THRIFTS (CONTINUED)
Regions Financial Corp. ...............       17,200            $661,125
Republic New York Corp. ...............        8,000             545,500
SouthTrust Corp. ......................       16,600             637,025
State Street Corp. ....................       12,400           1,058,650
Summit Bancorp ........................       13,200             551,925
Suntrust Banks, Inc. ..................       21,800           1,513,737
Synovus Financial Corp. ...............        9,300             184,838
U.S. Bancorp ..........................       54,500           1,853,000
Union Planters Co. ....................        7,700             344,094
Wachovia Corp. ........................       15,800           1,351,887
Washington Mutual, Inc. ...............       45,700           1,616,637
Wells Fargo & Co. .....................      127,200           5,437,800
                                                           ---------------
                                                              62,295,785
                                                           ---------------
BIOTECH AND MEDICAL PRODUCTS ( 1.1% )
Amgen, Inc. + .........................       56,100           3,415,087
Bard (C.R.) Inc. ......................        4,100             196,031
Bausch & Lomb, Inc. ...................        2,400             183,600
Becton, Dickinson & Co. ...............       13,900             417,000
Biomet, Inc. ..........................        5,500             218,625
Boston Scientific Corp. + .............       42,100           1,849,769
Guidant Corp. .........................       32,700           1,682,006
Mallinckrodt Inc. .....................        2,100              76,388
Medtronic, Inc. .......................       17,100           1,331,662
Saint Jude Medical, Inc. + ............        3,600             128,250
Watson Pharmaceuticals, Inc. + ........        5,800             203,363
                                                           ---------------
                                                               9,701,781
                                                           ---------------
CHEMICALS ( 1.4% )
Dow Chemical Co. ......................       27,300           3,463,687
Du Pont (E.I.) de Nemours .............       86,400           5,902,200
Eastman Chemical Co. ..................        3,000             155,250
Hercules, Inc. ........................        2,600             102,213
Monsanto Co. ..........................       47,700           1,881,169
Rohm & Haas Co. .......................       14,449             619,495
Union Carbide Corp. ...................        7,700             375,375
                                                           ---------------
                                                              12,499,389
                                                           ---------------
COMMERCIAL SERVICES ( 0.3% )
Deluxe Corp. ..........................        3,400             132,388
Interpublic Group of Co., Inc. (The) ..       10,850             939,881
Omnicom Group, Inc. ...................       16,300           1,304,000
Paychex, Inc. .........................       14,400             459,000
RR Donnelley & Sons Co. ...............        5,000             185,312
                                                           ---------------
                                                               3,020,581
                                                           ---------------
COMPUTERS ( 6.5% )
Apple Computer, Inc. + ................       18,800             870,675
Dell Computer Corp. + .................      193,200           7,148,400
Gateway 2000, Inc. + ..................       12,900             761,100
Hewlett Packard Co. ...................      126,300          12,693,150
International Business Machines Corp. .      227,500          29,404,375
Sun Microsystems, Inc. + ..............       76,600           5,275,825
Unisys Corp. + ........................       26,600           1,035,737
                                                           ---------------
                                                              57,189,262
                                                           ---------------

12 See Notes to Portfolio of Investments



                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
CONGLOMERATE AND AEROSPACE ( 4.4% )
Boeing Co. ............................       74,900         $ 3,309,644
Crane Co. .............................        2,675              84,095
General Dynamics Corp. ................       12,700             869,950
General Electric Co. ..................      250,600          28,317,800
Goodrich (B.F.) Co. ...................        3,200             136,000
Loews Corp. ...........................       10,000             791,250
National Service Industries, Inc. .....        1,300              46,800
Northrop Grumman Corp. ................        4,200             278,513
Raytheon Co. ..........................       18,100           1,273,788
Textron, Inc. .........................       14,900           1,226,456
United Technologies Corp. .............       34,700           2,487,556
                                                           ---------------
                                                              38,821,852
                                                           ---------------
CONSUMER FINANCE ( 2.3% )
Associates First Capital Corp. ........       56,000           2,481,500
Capital One Financial Corp. ...........       14,100             785,194
Countrywide Credit Industries, Inc. ...        7,900             337,725
Federal Home Loan Mortgage Corp. ......       84,500           4,901,000
Federal National Mortgage Association .      104,100           7,117,837
Household International, Inc. .........       46,200           2,188,725
MBNA Corp. ............................       61,675           1,888,797
Ryder System, Inc. ....................        1,400              36,400
SLM Holding Corp. .....................       12,500             572,656
                                                           ---------------
                                                              20,309,834
                                                           ---------------
CONSUMER PRODUCTS ( 1.7% )
Alberto-Culver Co. ....................          300               7,988
Avon Products, Inc. ...................       17,700             982,350
Clorox Co. ............................        7,000             747,687
Colgate-Palmolive Co. .................       21,300           2,103,375
International Flavors & Fragrances,
 Inc...................................        3,700             164,187
Kimberly-Clark Corp. ..................       52,700           3,003,900
Procter & Gamble Co. ..................       91,100           8,130,675
                                                           ---------------
                                                              15,140,162
                                                           ---------------
CONSUMER SERVICES ( 1.3% )
Carnival Corp. ........................       62,200           3,016,700
Cendant Corp. + .......................       48,500             994,250
Darden Restaurants, Inc. ..............        8,400             183,225
H&R Block, Inc. .......................        3,700             185,000
Harrah's Entertainment, Inc. + ........       15,000             330,000
Hilton Hotels Corp. ...................       14,400             204,300
Marriott International, Inc. ..........       19,200             717,600
McDonald's Corp. ......................      104,500           4,317,156
Mirage Resorts, Inc. + ................       11,100             185,925
Tricon Global Restaurants, Inc. + .....       15,540             841,103
Wendy's International, Inc. ...........        4,700             133,069
                                                           ---------------
                                                              11,108,328
                                                           ---------------
CONSUMER SPECIALTIES ( 0.1% )
Brunswick Corp. .......................        4,000             111,500
Hasbro, Inc. ..........................       15,000             419,062
Mattel, Inc. ..........................       28,500             753,469
                                                           ---------------
                                                               1,284,031
                                                           ---------------

                                          NUMBER OF         MARKET VALUE
                                           SHARES
                                         -------------     ---------------
DATA AND IMAGING SERVICES ( 9.7% )
3Com Corp. + ..........................       28,000            $747,250
Adobe Systems, Inc. ...................        5,300             435,428
America Online, Inc. ..................       82,800           9,149,400
Autodesk, Inc. ........................        1,700              50,256
Automatic Data Processing, Inc. .......       45,100           1,984,400
BMC Software, Inc. + ..................       19,300           1,042,200
Ceridian Corp. + ......................        6,400             209,200
Cisco Systems, Inc. + .................      243,400          15,699,300
Computer Associates International, Inc.       53,100           2,920,500
Computer Sciences Corp. + .............       12,800             885,600
Compuware Corp. + .....................       21,900             696,694
Eastman Kodak Co. .....................       24,800           1,680,200
Electronic Data Systems Corp. .........       37,800           2,138,062
EMC Corp. + ...........................      113,800           6,259,000
First Data Corp. ......................       29,400           1,438,763
Microsoft Corp. + .....................      392,700          35,416,631
Novell, Inc. + ........................       33,300             882,450
Oracle Corp. + ........................       93,900           3,486,037
Seagate Technology, Inc. + ............       14,100             361,313
                                                           ---------------
                                                              85,482,684
                                                           ---------------
DISCRETIONARY RETAIL ( 7.5% )
AutoZone, Inc. + ......................       10,100             304,263
Circuit City Stores, Inc. .............       11,900           1,106,700
Consolidated Stores Corp. + ...........        7,600             205,200
Costco Companies, Inc. + ..............       26,200           2,097,637
Dayton Hudson Co. .....................       34,200           2,223,000
Dillards, Inc. ........................       10,300             361,788
Dollar General Corp. ..................       20,337             589,773
Federated Department Stores, Inc. + ...       26,100           1,381,669
Gap, Inc. .............................      107,150           5,397,681
Home Depot, Inc. ......................      184,700          11,901,606
J.C. Penney Co., Inc. .................       19,400             942,113
Kmart Corp. + .........................       49,300             810,369
Kohl's Corp. + ........................       16,400           1,265,875
Lowe's Co., Inc. ......................       46,500           2,635,969
May Department Stores Co. .............       33,100           1,352,962
Nordstrom, Inc. .......................        5,400             180,900
Office Depot, Inc. + ..................       11,500             253,719
Sears, Roebuck & Co. ..................       28,100           1,252,206
Staples, Inc. + .......................       46,750           1,446,328
Tandy Corp. ...........................       22,800           1,114,350
The Limited, Inc. .....................       25,900           1,175,212
TJX Companies, Inc. ...................       33,300           1,109,306
Toys "R" Us, Inc. + ...................       29,300             606,144
Wal-Mart Stores, Inc. .................      554,700          26,764,275
                                                           ---------------
                                                              66,479,045
                                                           ---------------
DIVERSIFIED FINANCIAL SERVICES ( 3.0% )
American Express Co. ..................       34,700           4,515,337
Citigroup Inc. ........................      420,650          19,980,875
Providian Financial Corp. .............       16,900           1,580,150


                                       See Notes to Portfolio of Investments. 13

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INDEX PLUS LARGE CAP (continued)
--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Transamerica Corp. ....................        7,100           $ 532,500
                                                           ---------------
                                                              26,608,862
                                                           ---------------
DRUGS ( 7.3% )
Abbott Laboratories ...................      116,900           5,318,950
Allergan, Inc. ........................        4,900             543,900
Baxter International, Inc. ............       21,000           1,273,125
Bristol-Myers Squibb Co. ..............      200,200          14,101,587
Eli Lilly & Co. .......................       76,700           5,493,637
Johnson & Johnson .....................      135,600          13,288,800
Merck & Co., Inc. .....................      163,500          12,099,000
Pharmacia & Upjohn, Inc. ..............       37,100           2,107,744
Schering Plough .......................      107,800           5,713,400
Warner Lambert Co. ....................       64,900           4,502,438
                                                           ---------------
                                                              64,442,581
                                                           ---------------
ELECTRIC UTILITIES ( 1.9% )
AES Corp. + ...........................       13,200             767,250
Ameren Corp. ..........................        6,000             230,250
American Electric Power Co. ...........       10,500             394,406
Carolina Power & Light Co. ............        8,200             351,062
Central & South West Corp. ............       15,100             352,962
Cinergy Corp. .........................        6,900             220,800
CMS Energy Corp. ......................        7,600             318,250
Consolidated Edison, Inc. .............       16,800             760,200
Constellation Energy Group ............        5,300             157,013
Dominion Resources, Inc. ..............       11,500             498,094
DTE Energy Co. ........................        9,300             372,000
Duke Energy Corp. .....................       26,571           1,444,798
Edison International ..................       28,300             757,025
Entergy Corp. .........................       18,800             587,500
FirstEnergy Corp. .....................       18,100             561,100
Florida Progress Corp. ................        7,500             309,844
FPL Group, Inc. .......................       13,800             753,825
GPU, Inc. .............................       15,700             662,344
New Century Energies, Inc. ............        4,600             178,538
Niagara Mohawk Holdings Inc. + ........        6,200              99,588
Northern States Power Co. .............       11,500             278,156
PacifiCorp ............................       18,100             332,587
Peco Energy Co. .......................       23,900           1,000,812
PG&E Corp. ............................       25,700             835,250
PP&L Resources, Inc. ..................       10,700             329,025
Public Service Enterprise Group, Inc. .       16,100             658,087
Reliant Energy Inc. ...................       22,848             631,176
Southern Co. ..........................       51,100           1,354,150
Texas Utilities Co. ...................       21,567             889,639
Unicom Corp. ..........................       13,500             520,594
                                                           ---------------
                                                              16,606,325
                                                           ---------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 0.6% )
Harris Corp. ..........................        2,400              94,050
PE Corp-PE Biosystems Group ...........        3,300             378,675
Pitney Bowes, Inc. ....................       20,600           1,323,550
Rockwell International Corp. ..........       14,600             886,950

                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------

ELECTRICAL MACHINERY AND INSTRUMENTS (CONTINUED)
Xerox Corp. ...........................       50,400        $  2,976,750
                                                           ---------------
                                                               5,659,975
                                                           ---------------
ELECTRONIC MEDIA ( 1.5% )
CBS Corp. + ...........................       21,700             942,594
Comcast Corp. .........................       53,800           2,067,937
King World Production, Inc. + .........        1,900              66,144
Mediaone Group, Inc. + ................       43,900           3,265,062
Time Warner, Inc. .....................       86,500           6,357,750
Viacom, Inc. + ........................       17,000             748,000
                                                           ---------------
                                                              13,447,487
                                                           ---------------
FOOD AND BEVERAGE ( 3.0% )
Anheuser-Busch Co., Inc. ..............       54,000           3,830,625
Bestfoods .............................       19,400             960,300
Brown-Forman Corp. + ..................        3,600             234,675
Campbell Soup Co. .....................       13,400             621,425
Coca-Cola Co. .........................      169,200          10,575,000
Conagra, Inc. .........................       27,300             726,862
Coors (Adolph) Co. ....................        2,200             108,900
Fortune Brands, Inc. ..................       16,500             682,687
General Mills, Inc. ...................       12,500           1,004,687
Heinz (H.J.) Co. ......................       24,400           1,223,050
Kellogg Co. ...........................       28,100             927,300
Pioneer Hi-Bred International, Inc. ...       12,900             502,294
Quaker Oats Co. .......................       12,400             823,050
Ralston-Ralston Purina Group ..........       24,000             730,500
Sara Lee Corp. ........................       62,900           1,427,044
Seagram Co. Ltd. ......................       12,300             619,613
Unilever NV ...........................       19,518           1,361,371
Wrigley (Wm.) Jr. Co. .................        5,500             495,000
                                                           ---------------
                                                              26,854,383
                                                           ---------------
FOOD AND DRUG RETAIL ( 1.4% )
Albertson's, Inc. .....................       30,434           1,569,253
CVS Corp. .............................       36,800           1,867,600
Great Atlantic & Pacific Tea Co., Inc.         1,500              50,719
Kroger Co. (The) + ....................       72,600           2,028,262
Longs Drug Stores, Inc. ...............        1,500              51,844
Rite Aid Corp. ........................        8,000             197,000
Safeway, Inc. + .......................       62,300           3,083,850
SUPERVALU, Inc. .......................        4,500             115,594
Sysco Corp. ...........................       25,400             757,237
Walgreen Co. ..........................       77,800           2,285,375
Winn-Dixie Stores, Inc. ...............        7,400             273,338
                                                           ---------------
                                                              12,280,072
                                                           ---------------
FOREST PRODUCTS AND BUILDING MATERIALS ( 0.9% )
Armstrong World Industries, Inc. ......        2,300             132,969
Ball Corp. ............................        1,300              54,925
Bemis Co., Inc. .......................        1,500              59,625
Boise Cascade Corp. ...................        2,000              85,750
Champion International Corp. ..........        5,500             263,312
Crown Cork & Seal Co., Inc. ...........        5,200             148,200
Fort James Corp. ......................       10,800             409,050

14  See Notes to Portfolio of Investments.


                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Georgia-Pacific Corp. .................       19,200           $ 909,600
International Paper Co. ...............       28,100           1,419,050
Louisiana-Pacific Corp. ...............        5,300             125,875
Masco Corp. ...........................       19,300             557,287
Mead Corp. ............................       10,100             421,675
Owens Corning .........................        4,500             154,688
Sealed Air Corp. + ....................        4,200             272,475
Temple-Inland Inc. ....................        6,000             409,500
Westvaco Corp. ........................        7,700             223,300
Weyerhaeuser Co. ......................       25,000           1,718,750
Willamette Industries, Inc. ...........       12,000             552,750
                                                           ---------------
                                                               7,918,781
                                                           ---------------
GAS UTILITIES ( 0.5% )
Coastal Corp. (The) ...................       11,700             468,000
Columbia Energy Group .................        3,100             194,331
Consolidated Natural Gas Co. ..........        3,300             200,475
Eastern Enterprises ...................          100               3,975
Enron Corp. ...........................       27,100           2,215,425
NICOR, Inc. ...........................          800              30,450
ONEOK, Inc. ...........................          300               9,525
People's Energy Corp. .................        1,500              56,531
Sempra Energy .........................       10,507             237,721
Sonat Inc. ............................        7,600             251,750
Williams Co., Inc. (The) ..............       11,700             497,982
                                                           ---------------
                                                               4,166,165
                                                           ---------------
HEALTH SERVICES ( 0.5% )
Cardinal Health, Inc. .................       20,900           1,340,212
Columbia/HCA Healthcare Corp. .........       42,100             960,406
HEALTHSOUTH Corp. + ...................       27,400             409,288
Humana, Inc. + ........................        6,200              80,213
IMS Health, Inc. ......................       17,602             550,020
United Healthcare Corp. ...............       13,300             832,913
Wellpoint Health Networks, Inc. + .....        5,200             441,350
                                                           ---------------
                                                               4,614,402
                                                           ---------------
HEAVY MACHINERY ( 0.2% )
Caterpillar, Inc. .....................       24,100           1,446,000
Cummins Engine Co., Inc. ..............        1,700              97,113
NACCO Industries, Inc. ................          200              14,700
Navistar International Corp. + ........        4,900             245,000
PACCAR, Inc. ..........................        5,900             314,912
                                                           ---------------
                                                               2,117,725
                                                           ---------------
HOUSING AND FURNISHINGS ( 0.2% )
Centex Corp. ..........................        3,900             146,494
Fleetwood Enterprises, Inc. ...........        1,700              44,944
Kaufman & Broad Home Corp. ............        1,900              47,262
Maytag Corp. ..........................        7,700             536,594
Pulte Corp. ...........................        2,700              62,269
Whirlpool Corp. .......................        8,300             614,200
                                                           ---------------
                                                               1,451,763
                                                           ---------------

                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
INDUSTRIAL SERVICES ( 0.4% )
Browning-Ferris Industries, Inc. ......       12,100           $ 520,300
Fluor Corp. ...........................        3,300             133,650
USA Waste Management, Inc. ............       46,800           2,515,500
                                                           ---------------
                                                               3,169,450
                                                           ---------------
INSURANCE ( 3.1% )
AFLAC, Inc. ...........................       25,200           1,206,450
Allstate Corp. (The) ..................       59,500           2,134,562
American General Corp. ................       19,021           1,433,708
American International Group, Inc. ....       94,100          11,015,581
Aon Corp. .............................       19,675             811,594
Chubb Corp. ...........................       12,400             861,800
CIGNA Corp. ...........................       13,900           1,237,100
Cincinnati Financial Corp. ............        6,100             229,131
Conseco, Inc. .........................       24,900             757,894
Hartford Financial Services Group, Inc.       21,600           1,259,550
Jefferson-Pilot Corp. .................        6,550             433,528
Lincoln National Corp. ................       19,800           1,035,787
Marsh & McLennan Co., Inc. ............       26,150           1,974,325
MBIA, Inc. ............................        4,900             317,275
MGIC Investment Corp. .................        6,900             335,513
Progressive Corp. .....................        4,200             609,000
Provident Companies, Inc. .............        5,900             236,000
St. Paul Co., Inc. ....................       11,202             356,364
Torchmark Corp. .......................        7,900             269,588
UNUM Corp. ............................        9,300             509,175
                                                           ---------------
                                                              27,023,925
                                                           ---------------
INVESTMENT SERVICES ( 2.0% )
Bear Stearns Co., Inc. (The) ..........        9,765             456,514
Charles Schwab Corp. ..................       41,400           4,548,825
Franklin Resources, Inc. ..............       15,400             625,625
Lehman Brothers Holdings Inc. .........       14,800             921,300
Merrill Lynch & Co., Inc. .............       36,000           2,877,750
Morgan Stanley Dean Witter & Co. ......       71,100           7,287,750
Paine Webber Group Inc. ...............       17,200             804,100
                                                           ---------------
                                                              17,521,864
                                                           ---------------
MAJOR TELECOMMUNICATIONS ( 8.8% )
ALLTEL Corp. ..........................       25,700           1,837,550
Ameritech Corp. .......................      137,800          10,128,300
AT&T Corp. ............................      256,900          14,338,231
Bell Atlantic Corp. ...................      119,300           7,799,237
BellSouth Corp. .......................      192,000           9,000,000
CenturyTel, Inc. ......................       13,950             554,513
Frontier Corp. + ......................        9,400             554,600
GTE Corp. .............................       74,800           5,666,100
MCI Worldcom, Inc. + ..................      142,260          12,243,251
Nextel Communications, Inc. ...........        6,300             316,181
SBC Communications, Inc. ..............      150,900           8,752,200
Sprint Corp. ..........................       50,600           2,672,313


                                      See Notes to Portfolio of Investments.  15

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INDEX PLUS LARGE CAP (continued)
--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                         -------------     ---------------

MAJOR TELECOMMUNICATIONS (CONTINUED)
Sprint PCS + ..........................       33,850          $1,933,681
U.S. WEST, Inc. .......................       38,610           2,268,338
                                                           ---------------
                                                              78,064,495
                                                           ---------------
MISCELLANEOUS METALS ( 0.1% )
Barrick Gold Corp. ....................       20,700             401,062
Placer Dome, Inc. .....................       19,100             225,619
                                                           ---------------
                                                                 626,681
                                                           ---------------
OIL ( 5.2% )
Amerada Hess Corp. ....................        5,500             327,250
Anadarko Petroleum Corp. ..............        9,600             353,400
Apache Corp. ..........................        8,400             327,600
Ashland Oil, Inc. .....................        2,700             108,338
Atlantic Richfield Co. ................       30,600           2,557,012
Burlington Resources, Inc. ............       12,900             557,925
Chevron Corp. .........................       50,400           4,797,450
Exxon Corp. ...........................      186,000          14,345,250
Kerr-McGee Corp. ......................        6,600             331,238
Mobil Corp. ...........................       59,600           5,900,400
Occidental Petroleum Corp. ............       23,600             498,550
Phillips Petroleum Co. ................       23,800           1,197,437
Royal Dutch Petroleum Co. .............      162,900           9,814,725
Sunoco Inc. ...........................        3,000              90,563
Texaco, Inc. ..........................       41,200           2,575,000
Union Pacific Resources Group Inc. ....       17,400             283,838
Unocal Corp. ..........................       14,700             582,487
USX-Marathon Group ....................       28,200             918,262
                                                           ---------------
                                                              45,566,725
                                                           ---------------
PRINT MEDIA ( 0.5% )
Dow Jones & Co., Inc. .................        4,500             238,781
Dun & Bradstreet Corp. ................        7,500             265,781
Equifax, Inc. .........................        6,200             221,263
Gannett Co., Inc. .....................       18,700           1,334,712
Harcourt General, Inc. ................        1,500              77,344
Knight-Ridder, Inc. ...................        5,200             285,675
McGraw-Hill Co., Inc. .................       13,800             744,338
Meredith Corp. ........................        1,800              62,325
New York Times Co. ....................       10,100             371,806
Times Mirror Co. ......................        2,400             142,200
Tribune Co. ...........................        9,100             792,838
                                                           ---------------
                                                               4,537,063
                                                           ---------------
PRODUCER GOODS ( 3.1% )
Allegheny Teledyne, Inc. ..............        8,200             185,525
Allied Signal, Inc. ...................       55,700           3,509,100
Avery Dennison Corp. ..................        6,500             392,438
Cooper Industries, Inc. ...............        4,200             218,400
Corning, Inc. .........................       20,100           1,409,512
Danaher Corp. .........................       12,400             720,750
Dover Corp. ...........................       12,800             448,000
Ecolab, Inc. ..........................        6,500             283,563
Emerson Electric Co. ..................       33,300           2,093,737
FMC Corp. + ...........................        1,500             102,469

                                          NUMBER OF             MARKET
                                           SHARES               VALUE
                                         -------------     ---------------

PRODUCER GOODS (CONTINUED)
Grainger (W.W.), Inc. .................        6,900          $  371,306
Honeywell, Inc. .......................        9,600           1,112,400
Illinois Tool Works, Inc. .............       16,900           1,385,800
Ingersoll-Rand Co. ....................       20,600           1,331,275
ITT Industries, Inc. ..................        3,900             148,688
Milacron, Inc. ........................        1,300              24,050
Minnesota Mining and Manufacturing Co.        30,800           2,677,675
Parker-Hannifin Corp. .................        8,400             384,300
PPG Industries, Inc. ..................       11,300             667,406
Raychem Corp. .........................        2,300              85,100
Sherwin-Williams Co. ..................        6,400             177,600
Thomas & Betts Corp. ..................        1,700              80,325
Tyco International Ltd. ...............      101,800           9,645,550
                                                           ---------------
                                                              27,454,969
                                                           ---------------
SEMICONDUCTORS AND ELECTRONICS ( 7.5% )
Andrew Corp. + ........................        1,200              22,725
Applied Materials, Inc. + .............       44,500           3,287,437
General Instrument Corp. + ............       12,600             535,500
Intel Corp. ...........................      252,600          15,029,700
KLA Instruments Corp. + ...............        8,900             577,388
LSI Logic Corp. + .....................       15,400             710,325
Lucent Technologies, Inc. .............      340,415          22,956,737
Motorola, Inc. ........................       75,200           7,125,200
Nortel Networks Corp. .................       51,260           4,450,009
Scientific-Atlanta, Inc. ..............        7,000             252,000
Solectron Corp. + .....................       22,200           1,480,462
Tellabs, Inc. + .......................       48,800           3,297,050
Texas Instruments, Inc. ...............       44,000           6,380,000
                                                           ---------------
                                                              66,104,533
                                                           ---------------
SPECIALTY CHEMICALS ( 0.2% )
Air Products and Chemicals, Inc. ......       17,600             708,400
Engelhard Corp. .......................        6,200             140,275
Grace (W.R.) & Co. + ..................        1,800              33,075
Great Lakes Chemical Corp. ............        2,100              96,731
Nalco Chemical Co. ....................        2,700             140,063
Praxair, Inc. .........................       12,200             597,037
Sigma-Aldrich Corp. ...................        4,400             151,525
                                                           ---------------
                                                               1,867,106
                                                           ---------------
STEEL ( 0.0% )
Nucor Corp. ...........................        3,600             170,775
USX-US Steel Group, Inc. ..............        3,900             105,300
Worthington Industries ................        1,400              23,013
                                                           ---------------
                                                                 299,088
                                                           ---------------
SURFACE TRANSPORT ( 0.5% )
Burlington Northern Santa Fe Corp. ....       32,500           1,007,500
CSX Corp. .............................       13,200             598,125
Kansas City Southern Industries, Inc. .       12,400             791,275
Norfolk Southern Corp. ................       21,200             638,650
Union Pacific Corp. ...................       29,200           1,702,725
                                                           ---------------
                                                               4,738,275
                                                           ---------------

16 See Notes to Portfolio of Investments.

                                          NUMBER OF             MARKET
                                           SHARES               VALUE
                                         -------------     ---------------
TEXTILES AND APPAREL ( 0.2% )
Liz Claiborne, Inc. ...................        2,600           $  94,900
Nike, Inc. ............................       14,700             930,694
VF Corp. ..............................       10,400             444,600
                                                           ---------------
                                                               1,470,194
                                                           ---------------
TOBACCO ( 0.9% )
Nabisco Group Holdings Corp. ..........       16,200             316,913
Philip Morris Co., Inc. ...............      185,400           7,450,762
UST, Inc. .............................        9,900             289,575
                                                           ---------------
                                                               8,057,250
                                                           ---------------
TOTAL COMMON STOCKS (COST $782,077,526)                      879,297,878
                                                           ---------------
                                          PRINCIPAL
                                           AMOUNT
                                         -------------
SHORT-TERM INVESTMENTS ( 2.6% )
Federal Farm Credit Bank,4.60%,07/01/99  $14,538,000          14,538,000
Federal Home Loan Bank,4.60%,07/01/99 .    8,642,000           8,642,000
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $23,180,000)               23,180,000
                                                           ---------------
TOTAL INVESTMENTS (COST $805,257,526)(A)                     902,477,878
OTHER ASSETS LESS LIABILITIES                                (18,943,142)
                                                           ---------------
TOTAL NET ASSETS                                            $883,534,736
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$825,434,444. Unrealized gains and losses, based on identified tax cost at
June 30, 1999, are as follows:
Unrealized gains...........................            $ 93,002,223
Unrealized losses..........................             (15,958,789)
                                             ----------------------
 Net unrealized gain.......................            $ 77,043,434
                                             ======================

+ Non-income producing security.

Category percentages are based on net assets.



    See Notes to Financial Statements.                                        17

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INDEX PLUS MID CAP
------------------------------------------------------------------------------

                                          NUMBER OF             MARKET
                                            SHARES              VALUE
                                          ------------     --------------
COMMON STOCKS (101.2%)
AIR TRANSPORT (1.0%)
Airborne Freight Corp. .................        800            $ 22,150
Alaska Air Group, Inc. + + .............        300              12,525
CNF Transportation, Inc. ...............      1,100              42,213
Comair Holdings, Inc. ..................      1,950              40,584
                                                           --------------
                                                                117,472
                                                           --------------
AUTO PARTS AND HARDWARE (0.5%)
Bandag, Inc. ...........................        600              20,813
Carlisle Co., Inc. .....................        700              33,687
                                                           --------------
                                                                 54,500
                                                           --------------
AUTOMOTIVE (2.7%)
Arvin Industries, Inc. .................        300              11,363
Borg-Warner Automotive, Inc. ...........        400              22,000
Federal-Mogul Corp. ....................        900              46,800
Harley-Davidson, Inc. ..................      2,100             114,187
Lear Corp. + ...........................      1,500              74,625
Meritor Automotive, Inc. ...............      1,100              28,050
Modine Manufacturing Co. ...............        300               9,769
Superior Industries International, Inc.         600              16,387
                                                           --------------
                                                                323,181
                                                           --------------
BANKS AND THRIFTS (6.7%)
Associated Banc-Corp. ..................        500              20,750
Astoria Financial Corp. ................      1,100              48,331
CCB Financial Corp. ....................        500              26,438
Charter One Financial, Inc. ............      1,755              48,811
City National Corp. ....................        800              29,950
Dime Bancorp, Inc. .....................      2,400              48,300
First Security Corp. ...................      2,150              58,587
First Tennessee National Corp. .........      1,400              53,637
First Virginia Banks, Inc. .............        500              24,563
GreenPoint Financial Corp. .............      1,300              42,656
Hibernia Corp. .........................      1,100              17,256
Keystone Financial, Inc. ...............        500              14,781
Marshall & Ilsley Corp. ................      1,300              83,687
Mercantile Bankshares Corp. ............        600              21,225
North Fork Bancorp, Inc. ...............      1,100              23,444
Old Kent Financial Corp. ...............      1,294              54,176
Pacific Century Financial Corp. ........      1,400              30,187
Provident Financial Group, Inc. ........        400              17,500
Sovereign Bancorp, Inc. ................      2,100              25,463
TCF Financial Corp. ....................        700              19,513
Westamerica Bancorp ....................        500              18,250
Wilmington Trust Corp. .................        300              17,213
Zions Bancorporation ...................        800              50,800
                                                           --------------
                                                                795,518
                                                           --------------
BIOTECH AND MEDICAL PRODUCTS (5.7%)
Biogen, Inc. + .........................      3,600             231,525
Centocor, Inc. + .......................        800              37,300
DENTSPLY International, Inc. ...........        400              11,200
Genzyme Corp. + ........................        700              33,950

                                          NUMBER OF        MARKET VALUE
                                            SHARES
                                          ------------     --------------

BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
Genzyme Surgical Products Corp. ........        125             $   552
Gilead Sciences Inc. + .................        400              20,900
Hillenbrand Industries, Inc. ...........        700              30,275
IVAX Corp. + ...........................      1,200              16,950
MedImmune, Inc. + ......................        600              40,650
Mylan Laboratories, Inc. ...............      1,300              34,450
Steris Corp. + .........................      1,100              21,313
Stryker Corp. ..........................      1,100              66,138
Sybron International Corp. + ...........        800              22,050
VISX, Inc. + ...........................      1,400             110,862
                                                           --------------
                                                                678,115
                                                           --------------
CHEMICALS (0.3%)
Cytec Industries + .....................      1,000              31,875
                                                           ------------
COMMERCIAL SERVICES (1.7%)
ACNielsen Corp. + ......................      1,100              33,275
Convergys Corp. + ......................      1,500              28,875
Kelly Services, Inc. ...................        600              19,275
Manpower, Inc. .........................        700              15,838
Modis Professional Services + ..........      1,300              17,875
Ogden Corp. ............................        800              21,550
Snyder Communications, Inc. + ..........        600              19,650
Standard Register Co. ..................        500              15,375
Wallace Computer Services, Inc. ........      1,100              27,500
                                                           --------------
                                                                199,213
                                                           --------------
COMPUTERS (0.9%)
Arrow Electronics, Inc. + ..............      1,100              20,900
Jabil Circuit, Inc. + ..................        900              40,613
NCR Corp. + ............................      1,000              48,812
                                                           --------------
                                                                110,325
                                                           --------------
CONGLOMERATE AND AEROSPACE (1.6%)
Cordant Technologies, Inc. .............        600              27,112
GenCorp, Inc. ..........................        600              15,150
Gulfstream Aerospace Corp. + ...........        700              47,294
Lancaster Colony Corp. .................        300              10,350
Litton Industries, Inc. + ..............      1,000              71,750
Newport News Shipbuilding, Inc. ........        500              14,750
Pittston Brink's Group .................        400              10,700
                                                           --------------
                                                                197,106
                                                           --------------
CONSUMER FINANCE (0.8%)
Comdisco, Inc. .........................      1,700              43,562
Finova Group, Inc. (The) ...............        500              26,313
GATX Corp. .............................        600              22,838
                                                           --------------
                                                                 92,713
                                                           --------------
CONSUMER PRODUCTS (0.5%)
Church & Dwight Co., Inc. ..............        500              21,750
Dial Corp. .............................        900              33,469
                                                           --------------
                                                                 55,219
                                                           --------------
CONSUMER SERVICES (3.5%)
Bob Evans Farms, Inc. ..................        600              11,925
Brinker International, Inc. + ..........      1,200              32,625
Electronic Arts, Inc. + ................      1,400              75,950


18 See Notes to Portfolio of Investments.


                                          NUMBER OF        MARKET VALUE
                                            SHARES
                                          ------------     --------------

CONSUMER SERVICES (CONTINUED)
Mandaley Resort Group + ................      2,100             $44,362
Outback Steakhouse, Inc. + .............      2,000              78,625
Papa John's International, Inc. + ......        700              31,281
Promus Hotel Corp. + ...................        800              24,800
Sotheby's Holdings, Inc. ...............        700              26,688
Starbucks Corp. + ......................      2,000              75,125
Stewart Enterprises, Inc. ..............      1,200              17,475
                                                           --------------
                                                                418,856
                                                           --------------
CONSUMER SPECIALTIES (0.3%)
Callaway Golf Co. ......................      1,600              23,400
International Game Technology ..........        900              16,650
                                                           --------------
                                                                 40,050
                                                           --------------
DATA AND IMAGING SERVICES (6.5%)
Affiliated Computer Services, Inc. + ...        600              30,375
Citrix Systems, Inc. + .................      1,000              56,500
Fiserv, Inc. + .........................      1,275              39,923
Informix Corp. + .......................      2,000              17,063
Intuit Inc. + ..........................      1,400             126,175
Legato Systems, Inc. + .................        500              28,875
Rational Software Corp. + ..............      2,000              65,875
Reynolds And Reynolds Co. (The) ........      1,700              39,631
Siebel Systems, Inc. + .................      2,200             146,025
Sterling Software, Inc. + ..............      1,400              37,363
Structural Dynamics Research Corp. + ...        900              16,706
Symantec Corp. + .......................      1,400              35,700
Symbol Technologies, Inc. ..............        975              35,953
VERITAS Software Corp. + ...............      1,100             104,431
                                                           --------------
                                                                780,595
                                                           --------------
DISCRETIONARY RETAIL (8.6%)
Abercrombie & Fitch Co. + ..............      2,400             115,200
Barnes & Noble, Inc. + .................        800              21,900
Bed Bath & Beyond, Inc. + ..............      1,400              53,900
Best Buy Co., Inc. + ...................      5,500             371,250
BJ's Wholesale Club, Inc. + ............      2,000              60,125
Claire's Stores, Inc. ..................        900              23,062
Dollar Tree Stores, Inc. + .............      1,300              57,200
Family Dollar Stores, Inc. .............      2,100              50,400
Land's End, Inc. + .....................        700              33,950
Micro Warehouse, Inc. + ................        600              10,725
Officemax, Inc. + ......................      1,400              16,800
Payless ShoeSource, Inc. + .............        700              37,450
Ross Stores, Inc. ......................        800              40,300
Saks Inc. + ............................      1,600              46,200
Tiffany & Co. ..........................        900              86,850
                                                           --------------
                                                              1,025,312
                                                           --------------
DRUGS (0.6%)
Forest Laboratories, Inc. + ............      1,000              46,250
ICN Pharmaceuticals, Inc. ..............        900              28,969
                                                           --------------
                                                                 75,219
                                                           --------------
ELECTRIC UTILITIES (8.7%)
Allegheny Energy, Inc. .................      3,300             105,806

                                          NUMBER OF             MARKET
                                            SHARES              VALUE
                                          ------------     --------------

ELECTRIC UTILITIES (CONTINUED)
Alliant Energy Corp. ...................      1,800            $ 51,075
American Water Works Co., Inc. .........        700              21,525
Black Hills Corp. ......................        500              11,563
CalEnergy Co., Inc .....................      1,200              41,550
Cleco Corp. ............................        500              15,188
Conectiv, Inc. .........................      2,325              56,817
DPL Inc. ...............................      1,700              31,237
Energy East Corp. ......................      2,700              70,200
Hawaiian Electric Industries, Inc. .....        700              24,850
Idacorp Inc. ...........................      1,000              31,500
Illinova Corp. .........................        800              21,800
IPALCO Enterprises,  Inc. ..............      1,100              23,306
Kansas City Power & Light Co. ..........      1,000              25,500
LG&E Energy Corp. ......................      1,400              29,400
Minnesota Power, Inc. ..................      1,600              31,800
Montana Power Co. ......................        600              42,300
Nevada Power Co. .......................      1,200              30,000
New England Electric System ............        500              25,063
NiSource Inc. ..........................      2,200              56,787
OGE Energy Corp. .......................      1,300              30,875
Pinnacle West Capital Corp. ............        800              32,200
Potomac Electric Power Co. .............      1,400              41,212
Public Service Co. of New Mexico .......        400               7,950
Puget Sound Energy, Inc. ...............      1,600              38,400
Scana Corp. ............................      1,200              28,050
Teco Energy, Inc. ......................      1,100              25,025
UtiliCorp United Inc. ..................      2,300              55,919
Wisconsin Energy Corp. .................      1,100              27,569
                                                           --------------
                                                              1,034,467
                                                           --------------
ELECTRICAL MACHINERY AND INSTRUMENTS (1.9%)
Beckman Coulter Inc. ...................        500              24,312
Diebold, Inc. ..........................        600              17,250
Hon Industries, Inc. ...................      1,300              37,944
Lexmark International Group, Inc. + ....      1,600             105,700
SCI Systems, Inc. + ....................        900              42,750
                                                           --------------
                                                                227,956
                                                           --------------
ELECTRONIC MEDIA (0.9%)
TCA Cable TV, Inc. .....................        800              44,400
Univision Communications, Inc. + .......      1,000              66,000
                                                           --------------
                                                                110,400
                                                           --------------
FOOD AND BEVERAGE (2.6%)
Dole Food Co., Inc. ....................        700              20,562
Flowers Industries, Inc. ...............      1,800              39,037
Hormel Foods Corp. .....................        900              36,225
IBP, Inc. ..............................      1,500              35,625
Interstate Bakeries Corp. ..............        600              13,463
McCormick & Co., Inc. ..................        700              22,094
Suiza Foods Corp. + ....................        400              16,750
Tyson Foods, Inc. ......................      2,800              63,000
U.S. Foodservice + .....................      1,000              42,625
Universal Foods Corp. ..................        400               8,450

                                       See Notes to Portfolio of Investments. 19

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INDEX PLUS MID CAP (continued)
------------------------------------------------------------------------------

                                          NUMBER OF             MARKET
                                            SHARES              VALUE
                                          ------------     --------------

FOOD AND BEVERAGE (CONTINUED)
Whitman Corp. ..........................        900            $ 16,200
                                                           --------------
                                                                314,031
                                                           --------------
FOOD AND DRUG RETAIL (0.3%)
Hannaford Bros. Co. ....................        400              21,400
Ruddick Corp. ..........................        800              16,000
                                                           --------------
                                                                 37,400
                                                           --------------
FOREST PRODUCTS AND BUILDING MATERIALS (3.5%)
American Standard Companies, Inc. + ....      1,500              72,000
Consolidated Papers, Inc. ..............      1,000              26,750
Fastenal Co. ...........................        400              20,975
Georgia-Pacific Corp. ..................      1,900              47,975
Martin Marietta Materials, Inc. ........        600              35,400
Rayoner, Inc. ..........................        300              14,944
Sonoco Products Co. ....................        880              26,345
Southdown, Inc. ........................        800              51,400
USG Corp. ..............................      1,100              61,600
Vulcan Materials Co. ...................      1,200              57,900
                                                           --------------
                                                                415,289
                                                           --------------
GAS UTILITIES (1.6%)
AGL Resources, Inc. ....................      1,100              20,281
El Paso Energy Corp. ...................      1,100              38,706
KeySpan Energy Corp. ...................      1,500              39,563
MCN Energy Group, Inc. .................        900              18,675
National Fuel Gas Co. ..................        800              38,800
Questar Corp. ..........................        700              13,388
Washington Gas Light Co. ...............        800              20,800
                                                           --------------
                                                                190,213
                                                           --------------
HEALTH SERVICES (1.7%)
Apria Healthcare Group Inc. + ..........      1,100              18,700
Bergen Brunswig Corp. ..................      1,800              31,050
Covance, Inc. + ........................        600              14,363
Foundation Health Systems, Inc. + ......      1,500              22,500
Lincare Holdings Inc. + ................        900              22,500
Oxford Health Plans, Inc. ..............      1,500              23,344
PacifiCare Health Systems, Inc. ........        600              43,200
Trigon Healthcare, Inc. + ..............        700              25,462
                                                           --------------
                                                                201,119
                                                           --------------
HOUSING AND FURNISHINGS (2.0%)
Clayton Homes, Inc. ....................      3,550              40,603
Furniture Brands International,  Inc. +         500              13,938
Herman Miller, Inc. ....................      1,000              21,000
Leggett & Platt, Inc. ..................      2,700              75,094
Mohawk Industries, Inc. + ..............      1,300              39,487
Shaw Industries, Inc. + ................      3,000              49,500
                                                           --------------
                                                                239,622
                                                           --------------
INDUSTRIAL SERVICES (0.3%)
Granite Construction, Inc. .............        500              14,656
Jacobs Engineering Group, Inc. + .......        600              22,800
                                                           --------------
                                                                 37,456
                                                           --------------
INSURANCE (2.7%)
Allmerica Financial Corp. ..............        600              36,488

                                          NUMBER OF            MARKET
                                            SHARES              VALUE
                                          ------------     --------------

INSURANCE (CONTINUED)
AMBAC, Inc. ............................      1,500           $  85,687
American Financial Group, Inc. .........      1,400              47,687
Everest Reinsurance Holdings, Inc. .....        500              16,313
HSB Group, Inc. ........................        300              12,356
Old Republic International Corp. .......      1,200              20,775
PMI Group, Inc. (The) ..................        700              43,969
Protective Life Corp. ..................        700              23,100
ReliaStar Financial Corp. ..............        900              39,375
                                                           --------------
                                                                325,750
                                                           --------------
INVESTMENT SERVICES (2.0%)
E*Trade Group,  Inc. + .................      2,800             111,825
Edwards (A.G.),  Inc. ..................      2,100              67,725
T. Rowe Price & Associates .............      1,600              61,400
                                                           --------------
                                                                240,950
                                                           --------------
OIL (1.4%)
Murphy Oil Corp. .......................      1,000              48,812
Noble Affiliates, Inc. .................        600              16,913
Ocean Energy, Inc. .....................      1,900              18,287
Pennzoil-Quaker State Co. + ............        646               9,690
Santa Fe Snyder Corp. ..................      2,100              16,013
Ultramar Diamond Shamrock Corp. ........      1,900              41,444
Valero Energy Corp. ....................        500              10,719
                                                           --------------
                                                                161,878
                                                           --------------
OIL SERVICES (3.0%)
BJ Services Co. + ......................        700              20,606
Ensco International, Inc. ..............      1,300              25,919
Global Marine Inc. + ...................      1,600              24,700
Nabors Industries, Inc. + ..............      2,000              48,875
Noble Drilling Corp. + .................      2,300              45,281
Smith International,  Inc. + ...........        900              39,094
Tidewater, Inc. ........................        700              21,350
Tosco Corp. ............................      3,200              83,000
Transocean Offshore, Inc. ..............      1,900              49,875
                                                           --------------
                                                                358,700
                                                           --------------
OTHER TELECOMMUNICATIONS (0.6%)
Aliant Communications, Inc. ............        300              13,856
Cincinnati Bell Inc. ...................      1,300              32,419
COMSAT Corp. ...........................        700              22,750
                                                           --------------
                                                                 69,025
                                                           --------------
PRINT MEDIA (2.1%)
Belo Corp. .............................      1,200              23,625
Houghton Mifflin Co. ...................        400              18,825
Lee Enterprises, Inc. ..................        500              15,250
Media General, Inc. + ..................        600              30,600
Reader's Digest Association, Inc. (The)       1,200              47,700
Scholastic Corp. + .....................        300              15,187
Sungard Data Systems, Inc. + ...........      1,300              44,850
Washington Post Co. ....................        100              53,775
                                                           --------------
                                                                249,812
                                                           --------------
PRODUCER GOODS (4.1%)
Albany International Corp. + ...........        700              14,525

20 See Notes to Portfolio of Investments.


                                          NUMBER OF            MARKET
                                            SHARES              VALUE
                                          ------------     --------------

PRODUCER GOODS (CONTINUED)
AMETEK, Inc. ...........................        400             $ 9,200
Donaldson Co., Inc. ....................        400               9,800
Federal Signal Corp. ...................        500              10,594
Ferro Corp. ............................        400              11,000
Fuller (H.B.) Co. ......................        300              20,512
Harsco Corp. ...........................      1,000              32,000
Hubbell, Inc. + ........................        800              36,300
Kaydon Corp. ...........................        500              16,812
Mark IV Industries, Inc. ...............      1,200              25,350
Nordson Corp. ..........................        400              24,500
Pentair, Inc. ..........................        800              36,600
Precision Castparts Corp. ..............        200               8,500
Premark International, Inc. ............      1,700              63,750
RPM, Inc. ..............................        900              12,769
SPX Corp. + ............................        400              33,400
Tecumseh Products Co. ..................        400              24,225
Teleflex, Inc. .........................        500              21,719
Trinity Industries, Inc. ...............        500              16,750
UCAR International, Inc. + .............      1,000              25,250
York International Corp. ...............        800              34,250
                                                           --------------
                                                                487,806
                                                           --------------
SEMICONDUCTORS AND ELECTRONICS (16.7%)
ADC Telecommunications, Inc. + .........      1,800              82,012
Altera Corp. + .........................      5,300             195,106
Analog Devices, Inc. + .................      4,300             215,806
Atmel Corp. + ..........................      1,100              28,806
Avnet, Inc. ............................        500              23,250
Comverse Technology, Inc. + ............      1,850             139,675
Cypress Semiconductor Corp. + ..........      1,300              21,450
Linear Technology Corp. ................      1,700             114,325
Maxim Integrated Products, Inc. + ......      1,500              99,750
Microchip Technology, Inc. + ...........        500              23,688
QUALCOMM Inc. ..........................      3,600             516,600
Sanmina Corp. + ........................        700              53,113
Synopsys, Inc. + .......................        900              49,669
Tech Data Corp. + ......................        600              22,950
Teradyne, Inc. + .......................      1,900             136,325
Vishay Intertechnology, Inc. + .........      1,000              21,000
Vitesse Semiconductor Corp. + ..........        800              53,950
Xilinx, Inc. + .........................      3,400             194,650
                                                           --------------
                                                              1,992,125
                                                           --------------
SPECIALTY CHEMICALS (1.3%)
Albemarle Corp. ........................        500              11,563
Cabot Corp. ............................        800              19,350
Crompton & Knowles Corp. ...............        800              15,650
Dexter Corp. ...........................        200               8,163
IMC Global, Inc. .......................      2,500              44,062
Lubrizol Corp. (The) ...................      1,200              32,700
Solutia, Inc. ..........................      1,300              27,706
                                                           --------------
                                                                159,194
                                                           --------------

                                          NUMBER OF            MARKET
                                            SHARES              VALUE
                                          ------------     --------------
STEEL (0.2%)
AK Steel Holding Corp. .................      1,100            $ 24,750
                                                           ------------
TEXTILES AND APPAREL (1.2%)
Jones Apparel Group, Inc. + ............      2,901              99,536
Warnaco Group, Inc. (The) ..............        700              18,725
Westpoint Stevens, Inc. + ..............      1,000              29,813
                                                           --------------
                                                                148,074
                                                           --------------
TOBACCO (0.5%)
R.J. Reynolds Tobacco Holdings, Inc. + .      1,300              40,950
Universal Corp. ........................        700              19,906
                                                           --------------
                                                                 60,856
                                                           --------------
TOTAL COMMON STOCKS (COST $11,181,198)                       12,082,142
                                                           --------------
                                          PRINCIPAL
                                            AMOUNT
                                          ------------
SHORT-TERM INVESTMENTS (2.2%)
Federal Home Loan Bank,4.60%,07/01/99 ..  $ 262,000             262,000
                                                           --------------
TOTAL SHORT-TERM INVESTMENTS (COST $262,000)                    262,000
                                                           --------------
TOTAL INVESTMENTS (COST $11,443,198)(A)                      12,344,142
OTHER ASSETS LESS LIABILITIES                                  (401,259)
                                                           --------------
TOTAL NET ASSETS                                            $11,942,883
                                                           ==============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $11,799,323. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains..............................            $1,099,925
Unrealized losses.............................              (555,106)
                                                --------------------
 Net unrealized gain..........................            $  544,819
                                                ====================

 + Non-income producing security.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 21

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INDEX PLUS SMALL CAP
------------------------------------------------------------------------------

                                           NUMBER OF             MARKET
                                             SHARES              VALUE
                                           ------------     --------------
COMMON STOCKS (101.0%)
AIR TRANSPORT (0.6%)
Air Express International Corp. .........       600             $ 15,225
Expeditors International of Washington,
 Inc.....................................     1,000               27,250
SkyWest, Inc. ...........................       600               14,963
                                                            --------------
                                                                  57,438
                                                            --------------
AUTO PARTS AND HARDWARE (0.9%)
Barnes Group, Inc. ......................       700               15,225
CLARCOR, Inc. ...........................       900               17,269
Standard Motor Products, Inc. ...........       500               12,250
TBC Corp. + .............................       900                6,356
Toro Co. ................................       500               19,687
WD-40 Co. ...............................       300                7,500
Wynn's International, Inc. ..............       450                8,297
                                                            --------------
                                                                  86,584
                                                            --------------
AUTOMOTIVE (1.2%)
Gentex Corp. + ..........................     2,300               64,400
Mascotech Inc. ..........................     2,900               49,119
Simpson Industries, Inc. ................       900                9,225
                                                            --------------
                                                                 122,744
                                                            --------------
BANKS AND THRIFTS (7.5%)
Anchor Bancorp Wisconsin, Inc. ..........       700               12,469
Banknorth Group, Inc. ...................       600               19,800
Centura Banks, Inc. .....................       600               33,825
Commerce Bancorp, Inc. ..................       920               39,330
Commercial Federal Corp. ................     1,800               41,737
Community First Bankshares, Inc. ........     1,500               35,812
Cullen/Frost Bankers, Inc. ..............     1,800               49,612
Downey Financial Corp. ..................       530               11,627
First Bancorp ...........................     1,900               42,869
First Midwest Bancorp, Inc. .............       600               23,850
FirstMerit Corp. ........................     2,700               75,769
Hudson United Bancorp ...................     2,415               73,959
JSB Financial, Inc. .....................       300               15,263
MAF Bancorp, Inc. .......................       900               21,825
Provident Bankshares Corp. ..............       525               12,206
Queens County Bancorp, Inc. .............       900               29,137
Riggs National Corp. ....................       600               12,338
Silicon Valley Bancshares + .............       500               12,375
State Paul Bancorp, Inc. ................       900               22,950
Susquehanna Bancshares, Inc. ............       650               11,497
TrustCo Bank Corp. NY ...................       690               18,544
U.S. Trust Corp. ........................       600               55,500
United Bankshares, Inc. .................       800               21,200
UST Corp. ...............................     1,300               39,325
Whitney Holdings Corp. ..................       400               15,900
                                                            --------------
                                                                 748,719
                                                            --------------
BIOTECH AND MEDICAL PRODUCTS (4.0%)
Alpharma, Inc. ..........................     1,100               39,119
Ballard Medical Products ................     1,700               39,631
Barr Laboratories, Inc. + ...............       900               35,887

                                           NUMBER OF            MARKET
                                             SHARES              VALUE
                                           ------------     --------------

BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
Biomatrix, Inc. + .......................       700              $15,138
Datascope Corp. + .......................       700               22,488
IDEC Pharmaceuticals Corp. + ............     1,300              100,181
IDEXX Laboratories, Inc. + ..............       700               16,319
Invacare Corp. ..........................       600               16,050
Liposome Co., Inc. + ....................     1,500               28,687
Maxxim Medical, Inc. + ..................       600               13,988
Summit Technology, Inc. + ...............     1,400               30,800
Wesley Jessen VisionCare, Inc. + ........     1,100               35,612
                                                            --------------
                                                                 393,900
                                                            --------------
COMMERCIAL SERVICES (6.3%)
ABM Industries, Inc. ....................       400               12,275
ADVO, Inc. + ............................     1,000               20,750
Bowne & Co., Inc. .......................     1,200               15,600
Catalina Marketing Corp. + ..............       400               36,800
CDI Corp. + .............................     1,100               37,469
Consolidated Graphics, Inc. + ...........       300               15,000
Dendrite International, Inc. + ..........       800               28,900
Fair Isaac & Co., Inc. ..................       600               21,038
G&K Services,  Inc. .....................       400               20,950
Harland (John H.) Co. ...................     1,900               37,881
Interim Services, Inc. + ................       900               18,563
Labor Ready, Inc. + .....................     1,800               58,500
Lason, Inc. + ...........................       700               34,737
Merrill Corp. ...........................       300                4,350
Norrell Corp. ...........................     1,700               31,981
Profit Recovery Group International, Inc.
 (The) + ................................       600               28,388
True North Communications, Inc. .........       900               27,000
URS Corp. + .............................     1,000               29,312
Valassis Communications, Inc. + .........     3,450              126,356
World Color Press, Inc. + ...............       700               19,250
                                                            --------------
                                                                 625,100
                                                            --------------
CONGLOMERATE AND AEROSPACE (1.3%)
AAR Corp. ...............................       600               13,612
Alliant Techsystems Inc. + ..............       600               51,900
Anixter International, Inc. + ...........     1,200               21,900
Kaman Corp. .............................       500                7,844
Kroll O' Gara Co. (The) + ...............       500               11,031
Triarc Co., Inc. + ......................       600               12,750
Whittaker Corp. + .......................       500               14,000
                                                            --------------
                                                                 133,037
                                                            --------------
CONSUMER FINANCE (0.6%)
Americredit Corp. + .....................     1,300               20,800
Rollins Truck Leasing Corp. .............     3,350               37,269
                                                            --------------
                                                                  58,069
                                                            --------------
CONSUMER PRODUCTS (0.6%)
Fossil, Inc. + ..........................     1,300               62,887
                                                            ------------
CONSUMER SERVICES (4.4%)
Applebee's International, Inc. ..........     1,900               57,237
CEC Entertainment, Inc. + ...............     1,100               46,475
Cheesecake Factory, Inc. (The) + ........       800               24,400

22 See Notes to Portfolio of Investments.


                                           NUMBER OF           MARKET
                                             SHARES             VALUE
                                           ------------     --------------

CONSUMER SERVICES (CONTINUED)
Consolidated Products, Inc. + ...........     1,000             $ 18,000
Devry, Inc. + ...........................     1,600               35,800
Foodmaker, Inc. + .......................     2,600               73,775
IHOP Corp. + ............................       600               14,437
Luby's Cafeterias, Inc. .................       600                9,000
Pre-Paid Legal Services, Inc. + .........       500               13,594
Prime Hospitality Corp. + ...............     3,000               36,000
Ruby Tuesday, Inc. ......................     1,400               26,600
Ryan's Family Steak Houses, Inc. + ......       900               10,463
Scotts Co. (The) + ......................     1,100               52,387
Sonic Corp. + ...........................       750               24,469
                                                            --------------
                                                                 442,637
                                                            --------------
CONSUMER SPECIALTIES (1.3%)
Coachmen Industries,  Inc. ..............     1,000               23,250
Huffy Corp. .............................       300                4,200
Polaris Industries, Inc. ................       500               21,750
Russ Berrie & Co., Inc. .................     1,400               34,650
Sturm, Ruger & Co., Inc. ................       700                7,481
Thor Industries, Inc. ...................       500               14,188
Winnebago Industries, Inc. ..............       900               20,250
                                                            --------------
                                                                 125,769
                                                            --------------
DATA AND IMAGING SERVICES (6.7%)
Acxiom Corp. + ..........................     2,200               54,862
American Management Systems, Inc. + .....     1,800               57,712
BISYS Group,  Inc. (The) + ..............       900               52,650
Ciber, Inc. + ...........................     1,000               19,125
Computer Task Group, Inc. ...............       400                6,800
CustomTracks Corp. + ....................       600               33,563
DBT Online, Inc. + ......................       600               19,650
Harmon Industries, Inc. .................       400                7,925
Henry (Jack) & Associates, Inc. .........       700               27,475
InterVoice, Inc. + ......................     1,000               14,438
Kronos, Inc. + ..........................       450               20,475
Macromedia, Inc. + ......................     1,000               35,250
Mercury Interactive Corp. + .............     2,400               84,900
National Computer Systems, Inc. .........     1,100               37,125
National Data Corp. .....................       800               34,200
National Instruments Corp. + ............       700               28,263
Progress Software Corp. + ...............       750               21,188
Visio Corp. + ...........................     1,000               38,062
Whittman-Hart, Inc. + ...................     1,400               44,450
Xircom, Inc. + ..........................       900               27,056
                                                            --------------
                                                                 665,169
                                                            --------------
DISCRETIONARY RETAIL (7.3%)
Ames Department Stores, Inc. + ..........       900               41,062
Ann Taylor Stores Corp. + ...............     1,500               67,500
Cato Corp. (The) ........................     1,100               12,788
Discount Auto Parts, Inc. + .............       700               16,888
Footstar, Inc. + ........................     1,400               52,062
Hancock Fabrics, Inc. ...................     1,000                4,375
Insight Enterprises, Inc. + .............       900               22,275

                                           NUMBER OF            MARKET
                                             SHARES              VALUE
                                           ------------     --------------

DISCRETIONARY RETAIL (CONTINUED)
Linens 'n Things, Inc. + ................     2,500            $ 109,375
Men's Wearhouse, Inc. + .................       900               22,950
Michaels Stores, Inc. + .................       900               27,563
New England Business Service, Inc. ......       400               12,350
O'Reilly Automotive, Inc. + .............       800               40,300
Pacific Sunwear of California, Inc. + ...     1,200               29,250
Regis Corp. .............................     1,500               28,781
Shopko Stores, Inc. + ...................     1,700               61,625
Stein Mart, Inc. + ......................     2,700               25,313
Williams-Sonoma, Inc. + .................     1,800               62,662
Zale Corp. + ............................     2,200               88,000
                                                            --------------
                                                                 725,119
                                                            --------------
DRUGS (0.7%)
Dura Pharmaceuticals, Inc. + ............     1,000               11,937
Jones Medical Industries, Inc. ..........       600               23,625
Roberts Pharmaceutical Corp. + ..........     1,300               31,525
                                                            --------------
                                                                  67,087
                                                            --------------
ELECTRIC UTILITIES (3.2%)
American States Water Co. ...............       400               11,350
Aquarion Co. ............................       450               15,637
Central Hudson Gas & Electric Co. .......       700               29,400
Cilcorp, Inc. ...........................       800               50,000
Commonwealth Energy System Co. ..........     1,200               50,400
Eastern Utilities Association ...........       400               11,650
Orange & Rockland Utilities,  Inc. ......       400               23,375
Philadelphia Suburban Water Corp. .......     1,305               30,097
Sierra Pacific Resources ................     1,200               43,650
United Illuminating Co. .................       500               21,219
United Water Resources, Inc. ............     1,200               27,225
                                                            --------------
                                                                 314,003
                                                            --------------
ELECTRICAL MACHINERY AND INSTRUMENTS (1.2%)
Analogic Corp. ..........................       300                9,328
Dionex Corp. + ..........................       900               36,450
Micros Systems, Inc. + ..................       400               13,600
Security Dynamics Technologies, Inc. + ..     1,000               21,250
Technitrol, Inc. ........................       600               19,350
Varian Medical Systems, Inc. ............       700               17,675
                                                            --------------
                                                                 117,653
                                                            --------------
ELECTRONIC MEDIA (0.9%)
Hollywood Park, Inc. + ..................     1,600               27,200
Metro Networks, Inc. + ..................       700               37,363
Westwood One, Inc. + ....................       700               24,981
                                                            --------------
                                                                  89,544
                                                            --------------
FOOD AND BEVERAGE (2.5%)
Canandiagua Brands, Inc. + ..............     1,100               57,681
Coca-Cola Bottling Co. ..................       100                5,600
Corn Products International, Inc. .......       700               21,306
Earthgrains Co. (The) ...................     1,600               41,300
Michael Foods, Inc. .....................     1,300               30,550
Natures Sunshine Products, Inc. .........       400                4,200
Ralcorp Holdings, Inc. + ................     1,300               20,881

                                       See Notes to Portfolio of Investments. 23

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INDEX PLUS SMALL CAP (continued)
--------------------------------------------------------------------------------

                                           NUMBER OF             MARKET
                                             SHARES              VALUE
                                           ------------     --------------
FOOD AND BEVERAGE (CONTINUED)
Smithfields Foods, Inc. + ...............     2,100             $ 70,219
                                                            --------------
                                                                 251,737
                                                            --------------
FOOD AND DRUG RETAIL (1.4%)
Casey's General Stores, Inc. ............     1,100               16,500
Express Scripts, Inc. + .................     1,100               66,207
Nash-Finch Co. ..........................       600                6,056
Richfood Holdings, Inc. .................     1,600               28,200
Whole Foods Market, Inc. + ..............       500               24,031
                                                            --------------
                                                                 140,994
                                                            --------------
FOREST PRODUCTS AND BUILDING MATERIALS (3.0%)
AptarGroup, Inc. ........................       600               18,000
Caraustar Industries, Inc. ..............     1,600               39,500
Elcor Corp. .............................       800               34,950
Florida Rock Industries, Inc. ...........       800               36,400
Lone Star Industries, Inc. ..............       800               30,050
Myers Industries, Inc. ..................       300                6,000
Republic Group, Inc. ....................       500                9,000
Shorewood Packaging Corp. + .............       750               13,828
Simpson Manufacturing Co., Inc. + .......       500               23,750
Texas Industries, Inc. ..................     1,300               50,375
TJ International, Inc. ..................       400               12,400
Universal Forest Products, Inc. .........       700               15,050
Watsco, Inc. ............................       600                9,825
                                                            --------------
                                                                 299,128
                                                            --------------
GAS UTILITIES (2.2%)
Atmos Energy Corp. ......................       500               12,500
Connecticut Energy Corp. ................       300               11,569
Energen Corp. ...........................     1,200               22,350
New Jersey Resources Corp. ..............       800               29,950
Northwest Natural Gas Co. ...............       600               14,475
Piedmont Natural Gas, Inc. ..............     1,000               31,125
Public Service Co. of North Carolina ....       800               23,400
Southwest Gas Corp. .....................     1,000               28,625
Wicor, Inc. .............................     1,600               44,700
                                                                 218,694
                                                            --------------
HEALTH CARE (0.2%)
Coventry Health Care ....................     1,800               19,688
                                                            ------------
HEALTH SERVICES (2.8%)
Bindley Western Industries, Inc. ........     1,333               30,750
MedQuist, Inc. + ........................       600               26,250
Orthodontic Centers of America, Inc. + ..       900               12,713
Owens & Minor, Inc. .....................     1,200               13,200
Patterson Dental Co. + ..................     1,100               38,225
Pediatrix Medical Group, Inc. + .........       300                6,375
Pharmaceutical Product Development, Inc.
 +.......................................       500               13,687
Priority Healthcare Corp. + .............       604               20,838
Renal Care Group, Inc. + ................     1,450               37,519
Syncor International Corp. + ............       500               18,000
U.S. Oncology, Inc. + ...................     1,300               15,600
Universal Health Services, Inc. + .......     1,000               47,750
                                                            --------------
                                                                 280,907
                                                            --------------

                                           NUMBER OF             MARKET
                                             SHARES              VALUE
                                           ------------     --------------
HEAVY MACHINERY (1.4%)
Astec Industries, Inc. + ................       800            $  32,600
JLG Industries, Inc. ....................     1,900               38,713
Manitowoc Co., Inc. (The) ...............     1,650               68,681
                                                            --------------
                                                                 139,994
                                                            --------------
HOUSING AND FURNISHINGS (4.0%)
Champion Enterprises, Inc. + ............     1,600               29,800
D.R. Horton, Inc. .......................     3,975               66,084
Department 56, Inc. + ...................     1,100               29,562
Ethan Allen Interiors, Inc. .............       750               28,313
Harman International Industries .........     1,000               44,000
La-Z-Boy, Inc. ..........................     3,000               69,000
Libbey Inc. .............................       400               11,600
MDC Holdings, Inc. ......................       900               19,350
Oakwood Homes Corp. .....................     1,500               19,688
Ryland Group, Inc. ......................       400               11,875
Skyline Corp. ...........................       400               11,725
Standard Pacific Corp. ..................       800               10,350
Toll Brothers, Inc. + ...................       500               10,719
U.S. Home Corp. + .......................       900               31,950
                                                            --------------
                                                                 394,016
                                                            --------------
INDUSTRIAL SERVICES (1.6%)
Dycom Industries, Inc. + ................     1,250               70,000
Insituform Technologies, Inc. + .........     1,100               23,787
Morrison Knudsen Corp. + ................     1,100               11,344
Service Experts, Inc. + .................       600               13,163
Superior Services, Inc. + ...............       700               18,681
Tetra Tech, Inc. + ......................     1,125               18,562
                                                            --------------
                                                                 155,537
                                                            --------------
INSURANCE (4.5%)
American Bankers Insurance Group ........     1,200               65,325
Delphi Financial Group, Inc. + ..........       420               15,067
E.W. Blanch Holdings, Inc. ..............       800               54,550
Enhance Financial Services Group,  Inc. .       700               13,825
Executive Risk, Inc. ....................       700               59,544
Fidelity National Financial, Inc. .......     1,034               21,714
Fremont General Corp. ...................     2,200               41,525
Gallagher (Arthur J.) & Co. .............       700               34,650
Mutual Risk Management Ltd. .............     1,200               40,050
Orion Capital Corp. .....................       600               21,525
Radian Group Inc. .......................     1,200               58,575
Selective Insurance Group, Inc. .........       800               15,250
Trenwick Group,  Inc. ...................       200                4,931
                                                            --------------
                                                                 446,531
                                                            --------------
INVESTMENT SERVICES (2.4%)
Dain Rauscher Corp. .....................       800               43,300
Eaton Vance Corp. .......................       900               30,994
Hambrecht & Quist Group + ...............       700               25,987
Jefferies Group, Inc. ...................     1,500               45,000
Legg Mason, Inc. ........................     1,900               73,150
Raymond James Financial, Inc. ...........       900               21,544
                                                            --------------
                                                                 239,975
                                                            --------------

24 See Notes to Portfolio of Investments.


                                           NUMBER OF            MARKET
                                             SHARES             VALUE
                                           ------------     --------------
MISCELLANEOUS METALS (0.9%)
Amcol International Corp. ...............       700             $ 10,063
IMCO Recycling, Inc. ....................       600               10,275
Stillwater Mining Co. + .................     2,150               70,278
                                                            --------------
                                                                  90,616
                                                            --------------
OIL (1.6%)
Barrett Resources Corp. + ...............       700               26,862
Cabot Oil & Gas Corp. ...................     1,100               20,488
Devon Energy Corp. ......................     1,200               42,900
Newfield Exploration Co. + ..............       800               22,750
Pogo Producing Co. ......................     1,200               22,350
Stone Energy Corp. + ....................       500               21,187
                                                            --------------
                                                                 156,537
                                                            --------------
OIL SERVICES (0.7%)
Oceaneering International, Inc. + .......     1,000               16,125
Offshore Logistics, Inc. + ..............       800                8,900
Pride International, Inc. + .............     1,100               11,619
SEACOR SMIT Holdings + ..................       300               16,050
Seitel, Inc. + ..........................       900               14,568
                                                            --------------
                                                                  67,262
                                                            --------------
OTHER TELECOMMUNICATIONS (0.2%)
Digital Microwave Corp. + ...............     2,000               25,500
                                                            ------------
PRINT MEDIA (0.8%)
Factset Research Systems, Inc. + ........       550               31,144
SEI Investments Co. .....................       600               52,950
                                                            --------------
                                                                  84,094
                                                            --------------
PRODUCER GOODS (8.1%)
Amcast Industrial Corp. .................       400                6,525
Applied Power, Inc. .....................       700               19,119
Aviation Sales Co. + ....................       500               19,750
Baldor Electric Co. .....................       500                9,938
Belden, Inc. ............................     1,500               35,906
Blount, Inc. + ..........................       700               19,031
Brady (W.H.) Co. ........................     1,400               45,500
Buckeye Technologies, Inc. + ............       700               10,631
C&D Technologies, Inc. ..................       800               24,500
Cable Design Technologies, Inc. + .......       550                8,491
Commercial Metals Co. ...................       600               17,100
CommScope, Inc. + .......................     3,100               95,325
Graco, Inc. .............................       300                8,813
Hughes Supply, Inc. .....................     1,500               44,531
Intermet Corp. ..........................     1,000               15,125
Lawson Products, Inc. ...................       300                7,556
Lilly Industries,  Inc. .................       600               11,137
MacDermid, Inc. .........................       500               23,250
Mueller Industries, Inc. + ..............       600               20,362
Oak Industries, Inc. + ..................       300               13,106
Regal-Beloit Corp. ......................       400                9,450
Reliance Steel & Aluminum Co. ...........     1,100               42,900
Roper Industries, Inc. ..................     1,900               60,800
Scott Technologies, Inc. + ..............     1,100               21,175
SLI, Inc. + .............................     1,000               27,000

                                           NUMBER OF           MARKET
                                             SHARES             VALUE
                                           ------------     --------------

PRODUCER GOODS (CONTINUED)
Smith (A.O.) Corp. ......................       450             $ 12,600
SPS Technologies, Inc. + ................       800               30,000
Standex International Corp. .............       300                8,213
Steel Technologies, Inc. ................       500                4,719
Thomas Industries, Inc. .................       600               12,300
Tower Automotive, Inc. + ................     1,500               38,156
Tredegar Industries, Inc. ...............     1,200               26,100
Valmont Industries ......................       700               11,922
Wolverine Tube, Inc. + ..................     1,000               25,125
Zebra Technologies, Inc. + ..............       400               15,375
                                                            --------------
                                                                 801,531
                                                            --------------
SEMICONDUCTORS AND ELECTRONICS (8.4%)
Alpha Industries, Inc. + ................     1,200               57,150
Benchmark Electronics, Inc. + ...........       500               17,969
Burr-Brown Corp. + ......................       700               25,637
C-Cube Microsystems, Inc. + .............     1,400               44,362
Cognex Corp. + ..........................       800               25,250
CTS Corp. ...............................       600               42,000
Dallas Semiconductor Corp. ..............     1,100               55,550
Dialogic Corp. + ........................       300               13,163
DSP Communications, Inc. + ..............     1,100               31,762
Electro Scientific Industries, Inc. + ...       400               16,713
Hadco Corp. + ...........................       600               23,850
Helix Technology Corp. ..................       900               21,544
International Rectifier Corp. + .........     1,600               21,300
Kulicke & Soffa Industries, Inc. + ......     1,200               32,175
Lattice Semiconductor Corp. + ...........     1,500               93,375
Methode Electronics, Inc. ...............       600               13,725
Micrel, Inc. + ..........................       700               51,800
Novellus Systems, Inc. + ................     1,100               75,075
Phototronics, Inc. + ....................       500               12,250
Plantronics, Inc. + .....................       600               39,075
Plexus Corp. + ..........................       600               18,075
Powerwave Technologies, Inc. + ..........       600               19,350
S3 Inc. + ...............................     3,100               28,191
Unitrode Corp. + ........................     1,000               28,687
Vicor Corp. + ...........................     1,300               27,544
                                                            --------------
                                                                 835,572
                                                            --------------
SPECIALTY CHEMICALS (0.7%)
Cambrex Corp. ...........................       600               15,750
Chemed Corp. ............................       200                6,650
Geon Co. (The) ..........................     1,000               32,250
OM Group, Inc. ..........................       400               13,800
                                                            --------------
                                                                  68,450
                                                            --------------
STEEL (0.3%)
Quanex Corp. ............................       900               25,650
                                                            ------------
SURFACE TRANSPORT (2.2%)
American Freightways Corp. + ............     2,000               39,125
Heartland Express, Inc. + ...............       600                9,825
Kirby Corp. + ...........................       500               10,594
Landstar Systems, Inc. + ................       300               10,828

                                       See Notes to Portfolio of Investments. 25

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INDEX PLUS SMALL CAP
--------------------------------------------------------------------------------

                                           NUMBER OF             MARKET
                                             SHARES              VALUE
                                           ------------     --------------
SURFACE TRANSPORT (CONTINUED)
M.S. Carriers, Inc. + ...................       500           $   14,828
U.S. Freightways Corp. ..................     1,700               78,731
Werner Enterprises, Inc. ................     1,850               38,388
Yellow Corp. + ..........................     1,100               19,525
                                                            --------------
                                                                 221,844
                                                            --------------
TEXTILES AND APPAREL (2.4%)
Authentic Fitness Corp. .................     1,000               17,500
Brown Shoe Co., Inc. ....................     1,100               23,925
Goody's Family Clothing, Inc. + .........     2,200               25,163
Justin Industries, Inc. .................       700                9,756
K-Swiss Inc. ............................       400               18,600
Kellwood Co. ............................       400               10,850
Oshkosh B'Gosh, Inc. ....................       800               16,900
Oxford Industries, Inc. .................       500               14,156
Quiksilver, Inc. + ......................       750               19,547
State John Knits, Inc. ..................       400               11,700
Stride Rite Corp. .......................     2,000               20,625
Timberland Co. (The) + ..................       700               47,644
                                                            --------------
                                                                 236,366
                                                            --------------
TOTAL COMMON STOCKS (COST $9,289,359)                         10,036,082
                                                            --------------
TOTAL INVESTMENTS (COST $9,289,359)(A)                        10,036,082
OTHER ASSETS LESS LIABILITIES                                    (98,793)
                                                            --------------
TOTAL NET ASSETS                                             $ 9,937,289
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $9,610,460. Unrealized gains and losses, based on identified tax cost at June
30, 1999, are as follows:

Unrealized gains...............................            $ 980,552
Unrealized losses..............................             (554,930)
                                                 -------------------
 Net unrealized gain...........................            $ 425,622
                                                 ===================

 + Non-income producing security.

Category percentages are based on net assets.



26 See Notes to Financial Statements.

                     THIS PAGE INTENTIONALLY LEFT BLANK

INDEX PLUS PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
-----------------------------------------------------------------------------


ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Variation margin .....................................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
     Total assets .....................................................
LIABILITIES:
Payable for:
 Dividends to shareholders ............................................
 Investments purchased ................................................
 Fund shares redeemed .................................................
 Accrued investment advisory fees .....................................
 Accrued administrative service fees ..................................
 Accrued custody fees .................................................
Other liabilities .....................................................
     Total liabilities ................................................
 NET ASSETS ...........................................................
NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain (loss) on investments .............................
Undistributed net investment income ...................................
Accumulated net realized gain (loss) on investments ...................
 NET ASSETS ...........................................................
CAPITAL SHARES:
Authorized ............................................................
Par value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................

Cost of investments ...................................................


28 See Notes to Financial Statements.

           INDEX PLUS BOND   INDEX PLUS LARGE CAP  INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
           ----------------  --------------------  ------------------  ----------------------

            $ 13,962,572         $902,477,878         $ 12,344,142         $ 10,036,082
                      --                   --                  789              164,000

                 168,505              708,782                5,820                3,929
                      --            2,151,387              329,871               12,500
                      --              480,006                   --                   --
                     219                   --                   --                   --
                   1,539                   --                2,107                2,102
                      67                  799                   30                   30
            ------------         ------------         ------------         ------------
              14,132,902          905,818,852           12,682,759           10,218,643
            ------------         ------------         ------------         ------------


                   6,447                   --                   --                   --
                  95,229           21,199,355              317,027                   --
                      42              758,916              410,229              270,200
                   3,460              237,696                3,784                3,155
                     865               50,935                  710                  592
                   1,420               16,746                6,260                5,379
                 121,046               20,468                1,866                2,028
            ------------         ------------         ------------         ------------
                 228,509           22,284,116              739,876              281,354
            ------------         ------------         ------------         ------------
            $ 13,904,393         $883,534,736         $ 11,942,883         $  9,937,289
            ============         ============         ============         ============

            $ 13,838,892         $737,985,794         $  9,770,329         $  9,792,519
                (348,573)          97,220,352              900,944              746,723
                 406,106            3,026,560               37,761               13,865
                   7,968           45,302,030            1,233,849             (615,818)
            ------------         ------------         ------------         ------------
            $ 13,904,393         $883,534,736         $ 11,942,883         $  9,937,289
            ============         ============         ============         ============

             Two Billion          Two Billion          Two Billion          Two Billion
            $      0.001         $      0.001         $      0.001         $      0.001
               1,386,975           45,091,363              939,908              970,146
            $      10.02         $      19.59         $      12.71         $      10.24

            $ 14,311,145         $805,257,526         $ 11,443,198         $  9,289,359



                                           See Notes to Financial Statements. 29

INDEX PLUS PORTFOLIOS
STATEMENTS TO OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------



INVESTMENT INCOME:

Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
      Total investment income ..........................................
INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Printing and postage fees .............................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous .........................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Net expenses .....................................................
Net investment income .................................................
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures ..............................................................
     Net realized gain on investments .................................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures ..............................................................
     Net change in unrealized gain or loss on investments .............
Net realized and change in unrealized gain or loss on investments .....
Net increase (decrease) in net assets resulting from operations .......


30 See Notes to Financial Statements.

          INDEX PLUS BOND    INDEX PLUS LARGE CAP    INDEX PLUS MID CAP    INDEX PLUS SMALL CAP
         ------------------  ---------------------  --------------------  ----------------------

             $      --           $ 4,296,466            $   62,890              $ 32,574
               438,285               338,155                 4,697                 4,456
             ---------           -----------            ----------              --------
               438,285             4,634,621                67,587                37,030
                    --               (65,283)                   --                    (5)
             ---------           -----------            ----------              --------
               438,285             4,569,338                67,587                37,025
             ---------           -----------            ----------              --------

                21,352             1,189,532                19,901                15,090
                 5,338               254,900                 3,732                 2,829
                 4,065                 4,852                   968                 1,768
                   922                18,333                 5,710                 3,707
                 1,279                 1,275                 1,279                 1,279
                 9,509                12,516                11,831                11,826
                   208                 8,880                   160                   112
                    --                48,871                 1,048                   282
                   293                 5,174                   162                   148
             ---------           -----------            ----------              --------
                42,966             1,544,333                44,791                37,041
               (10,920)               (1,815)              (14,965)              (14,483)
             ---------           -----------            ----------              --------
                32,046             1,542,518                29,826                22,558
             ---------           -----------            ----------              --------
               406,239             3,026,820                37,761                14,467
             ---------           -----------            ----------              --------



                 7,953            50,831,630             1,358,690               122,831
                    --               (53,842)                   --                    --
             ---------           -----------            ----------              --------
                 7,953            50,777,788             1,358,690               122,831
             ---------           -----------            ----------              --------

              (633,207)           27,340,374              (799,740)              304,509
                    --               (35,315)                   --                    --
             ---------           -----------            ----------              --------
              (633,207)           27,305,059              (799,740)              304,509
             ---------           -----------            ----------              --------
              (625,254)           78,082,847               558,950               427,340
             ---------           -----------            ----------              --------
             $(219,015)          $81,109,667            $  596,711              $441,807
             =========           ===========            ==========              ========



                                           See Notes to Financial Statements. 31

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     INDEX PLUS BOND
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 1999      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1998
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income......................  $   406,239       $   888,236
Net realized gain on investments...........        7,953            62,856
Net change in unrealized gain or loss on
 investments...............................     (633,207)          276,559
                                             -----------       -----------
 Net increase (decrease) in net assets
 resulting from operations.................     (219,015)        1,227,651
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income................       (7,062)         (882,106)
 From net realized gains...................       (6,508)          (56,333)
                                             -----------       -----------
 Decrease in net assets from distributions
 to shareholders...........................      (13,570)         (938,439)
                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.................    1,415,833         1,961,822
 Net asset value of shares issued upon
  reinvestment of distributions............        1,182            75,564
 Payments for shares redeemed..............   (2,387,120)       (2,228,389)
                                             -----------       -----------
 Net decrease in net assets from fund share
 transactions..............................     (970,105)         (191,003)
                                             -----------       -----------
Net change in net assets...................   (1,202,690)           98,209
NET ASSETS:
Beginning of period........................   15,107,083        15,008,874
                                             -----------       -----------
End of period..............................  $13,904,393       $15,107,083
                                             ===========       ===========
End of period net assets includes
 undistributed net investment income.......  $   406,106       $     6,929
                                             ===========       ===========
SHARE TRANSACTIONS:
 Number of shares sold.....................      139,439           185,078
 Number of shares issued upon reinvestment
  of distributions.........................          119             7,415
 Number of shares redeemed.................     (235,362)         (209,714)
                                             -----------       -----------
 Net decrease..............................      (95,804)          (17,221)
                                             ===========       ===========



32 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  INDEX PLUS LARGE CAP
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $  3,026,820       $  2,959,670
Net realized gain on investments..........    50,777,788         17,020,679
Net change in unrealized gain or loss on
 investments..............................    27,305,059         59,891,322
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................    81,109,667         79,871,671
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............        (8,918)        (3,004,103)
 From net realized gains..................    (6,301,023)       (17,271,067)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................    (6,309,941)       (20,275,170)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................   325,028,806        305,756,393
 Net asset value of shares issued upon
  reinvestment of distributions...........     6,309,942         20,275,170
 Payments for shares redeemed.............   (18,662,792)       (22,085,528)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions.......................   312,675,956        303,946,035
                                            ------------       ------------
Net change in net assets..................   387,475,682        363,542,536
NET ASSETS:
Beginning of period.......................   496,059,054        132,516,518
                                            ------------       ------------
End of period.............................  $883,534,736       $496,059,054
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  3,026,560       $      8,658
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................    17,555,567         19,017,627
 Number of shares issued upon reinvestment
  of distributions........................       332,452          1,157,764
 Number of shares redeemed................    (1,004,543)        (1,421,398)
                                            ------------       ------------
 Net increase.............................    16,883,476         18,753,993
                                            ============       ============



                                           See Notes to Financial Statements. 33

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                    INDEX PLUS MID CAP
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 1999      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1998
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income......................  $    37,761       $    58,840
Net realized gain on investments...........    1,358,690           421,908
Net change in unrealized gain or loss on
 investments...............................     (799,740)        1,443,442
                                             -----------       -----------
 Net increase in net assets resulting from
 operations................................      596,711         1,924,190
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income................           --           (58,489)
 From net realized gains...................     (107,658)         (438,594)
                                             -----------       -----------
 Decrease in net assets from distributions
 to shareholders...........................     (107,658)         (497,083)
                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.................    8,794,351         5,622,966
 Net asset value of shares issued upon
  reinvestment of distributions............      107,659           258,130
 Payments for shares redeemed..............   (7,371,074)       (5,141,703)
                                             -----------       -----------
 Net increase in net assets from fund share
 transactions..............................    1,530,936           739,393
                                             -----------       -----------
Net change in net assets...................    2,019,989         2,166,500
NET ASSETS:
Beginning of period........................    9,922,894         7,756,394
                                             -----------       -----------
End of period..............................  $11,942,883       $ 9,922,894
                                             ===========       ===========
End of period net assets includes
 undistributed net investment income.......  $    37,761       $        --
                                             ===========       ===========
SHARE TRANSACTIONS:
 Number of shares sold.....................      737,631           509,475
 Number of shares issued upon reinvestment
  of distributions.........................        8,654            21,894
 Number of shares redeemed.................     (619,489)         (468,257)
                                             -----------       -----------
 Net increase..............................      126,796            63,112
                                             ===========       ===========



34 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   INDEX PLUS SMALL CAP
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 1999      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1998
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income......................  $    14,467       $    29,736
Net realized gain (loss) on investments....      122,831          (464,243)
Net change in unrealized gain or loss on
 investments...............................      304,509           122,989
                                             -----------       -----------
 Net increase (decrease) in net assets
 resulting from operations.................      441,807          (311,518)
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income................           --           (28,374)
 From net realized gains...................           --          (274,406)
                                             -----------       -----------
 Decrease in net assets from distributions
 to shareholders...........................           --          (302,780)
                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.................    6,351,220         8,260,731
 Net asset value of shares issued upon
  reinvestment of distributions............           --           269,228
 Payments for shares redeemed..............   (4,455,171)       (8,133,489)
                                             -----------       -----------
 Net increase in net assets from fund share
 transactions..............................    1,896,049           396,470
                                             -----------       -----------
Net change in net assets...................    2,337,856          (217,828)
NET ASSETS:
Beginning of period........................    7,599,433         7,817,261
                                             -----------       -----------
End of period..............................  $ 9,937,289       $ 7,599,433
                                             ===========       ===========
End of period net assets includes
 undistributed (distributions in excess of)
 net investment income.....................  $    13,865       $      (602)
                                             ===========       ===========
SHARE TRANSACTIONS:
 Number of shares sold.....................      665,840           858,897
 Number of shares issued upon reinvestment
  of distributions.........................           --            27,986
 Number of shares redeemed.................     (466,407)         (866,170)
                                             -----------       -----------
 Net increase..............................      199,433            20,713
                                             ===========       ===========



                                           See Notes to Financial Statements. 35

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers ten portfolios. This report covers four diversified portfolios: Aetna Index Plus Bond VP, Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP (Portfolios).

The following is each Portfolio's investment objective:

   AETNA INDEX PLUS BOND VP (Index Plus Bond) seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed-income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of approximately 6,900 securities.

   AETNA INDEX PLUS LARGE CAP VP (Index Plus Large Cap) seeks to outperform the total return performance of the Standard and Poor's 500 Composite Index, while maintaining a market level of risk.

   AETNA INDEX PLUS MID CAP VP (Index Plus Mid Cap) seeks to outperform the total return performance of the Standard and Poor's MidCap 400 Index, while maintaining a market level of risk.

   AETNA INDEX PLUS SMALL CAP VP (Index Plus Small Cap) seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index, while maintaining a market level of risk.

Shares of each Portfolio are currently owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. All shares are currently held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Portfolio. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

A. VALUATION OF INVESTMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

--------------------------------------------------------------------------------

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 10% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

E. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1998 and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees at June 30, 1999:

                       ADVISORY FEE
                       ------------
Index Plus Bond           0.30%
Index Plus Large Cap      0.35%
Index Plus Mid Cap        0.40%
Index Plus Small Cap      0.40%


Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate
Aeltus for supervising the Portfolios' other service providers.   Each Portfolio
pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion in Portfolio assets and 0.050% on all Portfolio assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the period January 1, 1999 through June 30, 1999, Aeltus paid ALIAC $631,910.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1999 were:

                                         COST OF PURCHASES     PROCEEDS FROM SALES
                                         -----------------     -------------------
Index Plus Bond                            $2,297,468              $2,536,064
Index Plus Large Cap                      666,183,418             319,697,889
Index Plus Mid Cap                          9,823,674               8,420,011
Index Plus Small Cap                        6,892,713               4,494,414

INDEX PLUS PORTFOLIOS
ADDITIONAL INFORMATION
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
YEAR 2000

Each Portfolio receives services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory information that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS
INDEX PLUS BOND
-------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                              SIX MONTH                    DECEMBER 18, 1997
                            PERIOD ENDED    YEAR ENDED      (COMMENCEMENT OF
                            JUNE 30, 1999  DECEMBER 31,       OPERATIONS)
                             (UNAUDITED)       1998       TO DECEMBER 31, 1997
                            -------------  ------------   --------------------

Net asset value, beginning
 of period ...............   $ 10.19         $ 10.01          $ 10.00
                             -------         -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...      0.28            0.60             0.02+
 Net realized and change
 in unrealized gain or
 loss on investments .....     (0.44)           0.21             0.01
                             -------         -------          -------
   Total from investment
    operations............     (0.16)           0.81             0.03
                             -------         -------          -------
LESS DISTRIBUTIONS:
 From net investment
 income...................     (0.01)          (0.59)           (0.02)
 From net realized gains
 on investments ..........        --           (0.04)              --
                             -------         -------          -------
   Total distributions ...     (0.01)          (0.63)           (0.02)
                             -------         -------          -------
Net asset value, end of
 period...................   $ 10.02         $ 10.19          $ 10.01
                             =======         =======          =======

Total return* ............     (1.57)%          8.17%            0.27%
Net assets, end of period
 (000's)..................   $13,904         $15,107          $15,009
Ratio of net expenses to
 average net assets ......      0.45%(1)        0.45%            0.45%(1)
Ratio of net investment
 income to average net
 assets...................      5.71%(1)        5.67%            5.23%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ...      0.60%(1)        0.53%              --
Portfolio turnover rate ..     16.03%          19.52%              --



(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

40 See Notes to Financial Statements.

INDEX PLUS LARGE CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                        PERIOD FROM
                          SIX MONTH                                  SEPTEMBER 16, 1996
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                         (UNAUDITED)       1998          1997       TO DECEMBER 31, 1996
                        -------------  ------------  ------------   --------------------

Net asset value,
 beginning of period .  $  17.59        $  14.02      $  10.91          $ 10.00
                        --------        --------      --------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.08            0.12          0.10+            0.05+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      2.06            4.30          3.60             0.92
                        --------        --------      --------          -------
   Total from
    investment
    operations........      2.14            4.42          3.70             0.97
                        --------        --------      --------          -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           (0.12)        (0.10)           (0.05)
 From net realized
 gains on investments      (0.14)          (0.73)        (0.49)           (0.01)
                        --------        --------      --------          -------
   Total distributions     (0.14)          (0.85)        (0.59)           (0.06)
                        --------        --------      --------          -------
Net asset value, end
 of period ...........  $  19.59        $  17.59      $  14.02          $ 10.91
                        ========        ========      ========          =======

Total return* ........     12.20%          31.60%        33.89%            9.64%
Net assets, end of
 period (000's) ......  $883,535        $496,059      $132,517          $19,410
Ratio of net expenses
 to average net assets      0.45%(1)        0.46%         0.50%            0.50%(1)
Ratio of net
 investment income to
 average net assets ..      0.89%(1)        1.07%         1.38%            1.89%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      0.45%(1)          --            --               --
Portfolio turnover
 rate.................     44.90%          98.61%        76.83%            5.18%



(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 41

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS MID CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                              SIX MONTH                    DECEMBER 16, 1997
                            PERIOD ENDED    YEAR ENDED      (COMMENCEMENT OF
                            JUNE 30, 1999  DECEMBER 31,       OPERATIONS)
                             (UNAUDITED)       1998       TO DECEMBER 31, 1997
                            -------------  ------------   --------------------

Net asset value, beginning
 of period ...............   $ 12.20         $ 10.34           $10.00
                             -------         -------           ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...      0.04            0.07             0.01+
 Net realized and change
 in unrealized gain or
 loss on investments .....      0.58            2.42             0.34
                             -------         -------           ------
   Total from investment
    operations............      0.62            2.49             0.35
                             -------         -------           ------
LESS DISTRIBUTIONS:
 From net investment              --
 income...................                     (0.07)           (0.01)
 From net realized gains
 on investments ..........     (0.11)          (0.56)              --
                             -------         -------           ------
   Total distributions ...     (0.11)          (0.63)           (0.01)
                             -------         -------           ------
Net asset value, end of
 period...................   $ 12.71         $ 12.20           $10.34
                             =======         =======           ======

Total return* ............      5.05%          24.30%            3.50%
Net assets, end of period
 (000's)..................   $11,943         $ 9,923           $7,756
Ratio of net expenses to
 average net assets ......      0.60%(1)        0.60%            0.60%(1)
Ratio of net investment
 income to average net
 assets...................      0.76%(1)        0.68%            1.37%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ...      0.90%(1)        0.82%              --
Portfolio turnover rate ..     82.82%         165.70%              --



(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

42 See Notes to Financial Statements.

INDEX PLUS SMALL CAP
-------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                              SIX MONTH                    DECEMBER 19, 1997
                            PERIOD ENDED    YEAR ENDED      (COMMENCEMENT OF
                            JUNE 30, 1999  DECEMBER 31,       OPERATIONS)
                             (UNAUDITED)       1998       TO DECEMBER 31, 1997
                            -------------  ------------   --------------------

Net asset value, beginning
 of period ...............   $ 9.86         $ 10.42            $10.00
                             ------         -------            ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...     0.02            0.04              0.01+
 Net realized and change
 in unrealized gain or
 loss on investments .....     0.36           (0.19)             0.42
                             ------         -------            ------
   Total from investment
    operations............     0.38           (0.15)             0.43
                             ------         -------            ------
LESS DISTRIBUTIONS:
 From net investment
 income...................       --           (0.04)            (0.01)
 From net realized gains
 on investments ..........       --           (0.37)               --
                             ------         -------            ------
   Total distributions ...       --           (0.41)            (0.01)
                             ------         -------            ------
Net asset value, end of
 period...................   $10.24         $  9.86            $10.42
                             ======         =======            ======

Total return* ............     3.85%          (1.35)%            4.33%
Net assets, end of period
 (000's)..................   $9,937         $ 7,599            $7,817
Ratio of net expenses to
 average net assets ......     0.60%(1)        0.60%             0.60%(1)
Ratio of net investment
 income to average net
 assets...................     0.38%(1)        0.38%             1.90%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ...     0.98%(1)        0.87%               --
Portfolio turnover rate ..    57.85%         141.99%               --


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        43

                                     AETNA ASCENT VP
                                   Growth of $10,000

Ascent VP    Jul-95       Dec-95                      Dec-96                      Dec-97                      Dec-98        Jun-99
Aetna
 Ascent VP  10,000 10,601 11,045 11,453 12,049 12,654 13,650 13,617 15,103 16,524 16,366 17,917 17,939 15,508 17,069 16,692 18,280
Russell
 3000 Index 10,000 10,901 11,470 12,097 12,602 12,974 13,973 14,094 16,455 17,990 18,413 20,816 21,195 18,823 22,857 23,632 25,454
Ascent
 Composite  10,000 10,526 10,955 11,278 11,624 11,968 12,850 12,738 14,102 15,081 14,942 16,112 16,035 14,531 16,216 17,293 17,089


                                 AETNA CROSSROADS VP
                                   Growth of $10,000

Crossroads
 VP         Jul-95      Dec-95                      Dec-96                      Dec-97                      Dec-98        Jun-99
Aetna
 Crossroads
 VP         10,000 10,532 10,930 11,233 11,739 12,207 12,985 12,995 14,151 15,323 15,268 16,408 16,528 14,984 16,170 15,890 16,943
Salomon
 Broad
 Index      10,000 10,190 10,632 10,447 10,498 10,694 11,017 10,959 11,354 11,731 12,077 12,271 12,556 13,076 13,129 13,069 12,948
Crossroads
 Composite  10,000 10,429 10,841 11,048 11,321 11,628 12,345 12,244 13,319 14,101 14,081 14,955 14,978 14,076 15,329 16,056 15,890


                                     AETNA LEGACY VP
                                   Growth of $10,000

Legacy VP    Jul-95       Dec-95                      Dec-96                      Dec-97                      Dec-98        Jun-99
Aetna
 Legacy VP  10,000 10,451 10,827 11,036 11,403 11,773 12,363 12,347 13,236 14,088 14,156 14,932 15,085 14,290 15,139 14,979 15,668
Salomon
 Broad
 Index      10,000 10,190 10,632 10,447 10,498 10,694 11,017 10,959 11,354 11,731 12,077 12,271 12,556 13,076 13,129 13,069 12,948
Legacy
 Composite  10,000 10,332 10,727 10,822 11,023 11,294 11,855 11,762 12,569 13,171 13,256 13,867 13,975 13,605 14,453 14,867 14,736


44 See Definition of Terms.

                     Average Annual Total Returns
                  for the period ended June 30, 1999*

-------------------------------------------------------------------------
                    Ascent VP        Crossroads VP        Legacy VP

-------------------------------------------------------------------------
Inception Date  1 Year  Inception  1 Year  Inception  1 Year  Inception
-------------------------------------------------------------------------
   07/05/95     1.90%    16.32%    2.52%    14.13%    3.86%    11.92%
-------------------------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Ascent VP has added the Russell 3000 Index as the primary benchmark. Ascent is the most aggressive of the Generation Portfolios with a larger allocation to equities. The Russell 3000 is a broad-based equity index which includes large cap, mid cap, small cap and REIT securities which are reflective of the domestic equity allocation of the Portfolio.

Crossroads VP and Legacy VP have added the Salomon Smith Barney Broad Investment Grade Bond (Salomon Broad) Index as the primary benchmark. Crossroads and Legacy are the more conservative of the Generation Portfolios with a larger allocation to fixed income securities. The Salomon Broad Index is a broad-based bond index which is reflective of the domestic bond allocation of the Portfolios.

The secondary benchmarks for the Portfolios are the composite benchmarks which are made up of seven asset class indices. The composite benchmark may serve as a better comparison for the Portfolio because it is more representative of the actual securities and allocations of the Portfolios.

                       AETNA GENERATION PORTFOLIOS, INC.

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

For the six month period ended June 30, 1999, the performance for the Aetna Generation Portfolios, Inc. (Ascent VP, Crossroads VP and Legacy VP) and their respective benchmarks and composite indices are listed below. The Composite Indices are comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Portfolio.

                               PORTFOLIO                      BENCHMARK INDEX    COMPOSITE
GENERATION PORTFOLIO            RETURN     BENCHMARK INDEX        RETURN        INDEX RETURN
Ascent VP                         7.09%     Russell 3000 (a)        11.36%           5.38
Crossroads VP                     4.79%     Salomon Broad (b)       -1.38%           3.67
Legacy VP                         3.50%     Salomon Broad (b)       -1.38%           1.95

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

The market's mood shifted quite dramatically from the beginning of 1999 to the middle of the year. Earlier, with the fear of a global economic slowdown very much the center of attention, the stocks in favor tended to be dominant growth stocks, which could continue to make earnings gains despite a slow-growth economy. Beginning in April, the focus shifted to fear of too-strong economic growth and potential for the Federal Reserve to adopt a tightening bias, or tendency to increase interest rates as the global economy showed signs of warming. Suddenly, economically sensitive value-oriented stocks gained favor, along with relatively inexpensive mid-cap and small-cap stocks. The lofty P/E's (price /earnings ratio) of the favored large-cap growth stocks made them look vulnerable in the face of increased interest rates.

Serving as a backdrop to the Generation Portfolios' performance are returns for the various indices for each of the asset classes among which the Portfolios allocate investments (shown below) for the six-month period ended June 30, 1999.

                                                                                  INDEX
ASSET CLASS                            BENCHMARK INDEX                           RETURN
Large Company Stocks                    S&P 500 (c)                               12.38%
Small/Mid Company Stocks                Russell 2500 (d)                          10.88%
International Stocks                    MSCI EAFE (e)                              4.11%
Real Estate Stocks                      NAREIT Equity (f)                          4.78%
Domestic Bonds                          Salomon Broad (b)                         -1.38%
International Bonds                     S.B. Non-U.S. WGBI (g)                    -9.11%
Cash Equivalents                        U.S. 90 Day T-Bill (h)                     2.24%

                                                   See Definition of Terms.   45

As shown above, the large-cap dominated S&P 500 continue to lead all other asset classes, as it has for most of the past few years, achieving in six months a gain which in normal markets would make for a successful year. The negative returns in the bond indices reflect the upward move in interest rates, particularly here in the U.S.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE OVER THE PAST SIX
     MONTHS?

Listed below are the asset class allocation breakdowns.

                                                          % OF
ASSET ALLOCATION:                                      INVESTMENT     NOTIONAL VALUE*       ECONOMIC EXPOSURE*
ASSET CLASS                                             06/30/99   OF FUTURES OF OPTIONS    06/30/99 12/31/98
ASCENT
------
Large Cap Stocks                                          27.0%        2.8%       --         29.8%     17.4%
Small/Mid Cap Stocks                                      16.5%         --      (3.1)%       13.4%     28.8%
International Stocks                                      15.5%        2.6%       --         18.1%     13.1%
International Bonds                                        0.3%        0.5%       --          0.8%      0.6%
Real Estate Stocks                                        31.4%        --         --         31.4%     30.5%
Fixed Income                                               7.2%        --         --          7.2%      4.5%
Cash Equivalents                                           2.1%      (5.9)%      3.1%       (0.7)%      5.1%
                                                       -----------------------------------------------------
                                                         100.0%        --         --        100.0%    100.0%
                                                       =====================================================
CROSSROADS
----------
Large Cap Stocks                                          21.4%         --        --         21.4%     13.2%
Small/Mid Cap Stocks                                      11.5%         --        --         11.5%     21.4%
International Stocks                                      13.0%        2.7%       --         15.7%     11.0%
International Bonds                                        1.4%        1.2%       --          2.6%      2.5%
Real Estate Stocks                                        23.4%        --         --         23.4%     22.8%
Fixed Income                                              26.4%        --         --         26.4%     14.8%
Cash Equivalents                                           2.9%      (3.9)%       --        (1.0)%     14.3%
                                                       -----------------------------------------------------
                                                         100.0%        --         --        100.0%    100.0%
                                                       =====================================================
LEGACY
------
Large Cap Stocks                                          14.0%         --        --         14.0%      8.8%
Small/Mid Cap Stocks                                       8.4%         --        --          8.4%     14.5%
International Stocks                                      10.1%        1.0%       --         11.1%      8.3%
International Bonds                                        2.6%        1.9%       --          4.5%      4.7%
Real Estate Stocks                                        16.9%        --         --         16.9%     16.2%
Fixed Income                                              44.8%        --         --         44.8%     24.2%
Cash Equivalents                                           3.2%      (2.9)%       --          0.3%     23.3%
                                                       -----------------------------------------------------
                                                         100.0%        --         --        100.0%    100.0%
                                                       =====================================================

ASSET ALLOCATION:
ASSET CLASS                                            BENCHMARK   RANGE
ASCENT
------
Large Cap Stocks                                          20%       0-60%
Small/Mid Cap Stocks                                      20%       0-40%
International Stocks                                      20%       0-40%
International Bonds                                       10%       0-20%
Real Estate Stocks                                        20%       0-40%
Fixed Income                                              10%       0-30%
Cash Equivalents                                           --       0-30%
                                                       ---------
                                                         100%
                                                       =========
CROSSROADS
----------
Large Cap Stocks                                          15%       0-45%
Small/Mid Cap Stocks                                      15%       0-30%
International Stocks                                      15%       0-30%
International Bonds                                       10%       0-20%
Real Estate Stocks                                        15%       0-30%
Fixed Income                                              25%       0-70%
Cash Equivalents                                           5%       0-30%
                                                       ---------
                                                         100%
                                                       =========
LEGACY
------
Large Cap Stocks                                          10%       0-30%
Small/Mid Cap Stocks                                      10%       0-20%
International Stocks                                      10%       0-20%
International Bonds                                       10%       0-20%
Real Estate Stocks                                        10%       0-20%
Fixed Income                                              40%      0-100%
Cash Equivalents                                          10%       0-30%
                                                       ---------
                                                         100%
                                                       =========

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Portfolio's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

The portfolios benefited from both stock selection and tactical asset allocation. Particularly beneficial were our underweighted positions in both domestic and international bonds. As interest rates rose in the U.S., however, we shifted back into bonds to take advantage of the increased yield.

We significantly decreased our allocation to small-cap stocks during the past six months. Conditions in the market seemed likely to continue to favor large-cap stocks over small caps. For example, credit spreads (the yield difference between A-rated corporate and U.S. Treasury bonds) were unusually wide. Our research has shown that during periods when credit spreads are wide, investors are nervous, and they tend to prefer larger-cap stocks to smaller stocks. In addition, when market leadership within the S&P 500 is narrow (with a few stocks garnering most of the price appreciation), the trend tends to persist for some time. We will be watching for a change in market conditions as a signal to take advantage of the attractive valuation in smaller cap stocks.


46 See Definition of Terms.

The portfolios remained overweight in REITs (Real Estate Investment Trusts) due to their high dividend yields (over 6.5%), their high total-return potential (over 15%, assuming a conservative dividend growth rate of 8.5%), and their risk-reducing characteristics (low absolute volatility and market beta and low/negative correlation to most other asset classes).

WHAT IS YOUR OUTLOOK GOING FORWARD?

The large-cap U.S. equity market looks overpriced to us. Relative to bond yields, the consensus forward earnings yield on the S&P 500 has not been this low since the summer of 1987. (Earnings yield is earnings divided by price, so a low earnings yield means that prices are high relative to earnings.) In addition, two short-term tactical indicators adding to our concern about the equity market are: 1) interest rates, which appear likely to continue to increase; and 2) investor sentiment, which is unusually bullish.

In response to the high valuation of the S&P 500, we have recently lowered our large cap allocations down to their benchmark weights, and increased cash holdings commensurately.

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.

                                                     See Definition of Terms. 47

DEFINITION OF TERMS

(a) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(b) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(c) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices assumes reinvestment of all dividends and is unmanaged.

(e) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(f) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

(g) The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
    WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(h) Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are equivalent to cash because their maturity is only three months.

These are unmanaged indices and are not available for individual investment.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
ASCENT
-------------------------------------------------------------------------------


                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                         -------------     ---------------
COMMON STOCKS ( 90.5% )
UNITED STATES ( 75.0% )
AIR TRANSPORT ( 0.5% )
Alaska Air Group, Inc. + ..............        2,600           $ 108,550
Delta Air Lines, Inc. .................       16,200             933,525
                                                           ---------------
                                                               1,042,075
                                                           ---------------
AUTO PARTS AND HARDWARE ( 0.5% )
Cooper Tire & Rubber Co. ..............       39,500             933,188
Standard Motor Products, Inc. .........        1,500              36,750
                                                           ---------------
                                                                 969,938
                                                           ---------------
AUTOMOTIVE ( 0.6% )
Ford Motor Co. ........................       20,800           1,173,900
                                                           -------------
BANKS AND THRIFTS ( 2.3% )
Alliance Bancorp ......................        2,600              60,450
Chase Manhattan Corp. .................       17,600           1,524,600
Dime Bancorp, Inc. ....................        2,800              56,350
Golden State Bancorp, Inc. ............       33,000             726,000
Golden West Financial Corp. ...........        7,200             705,600
J.P. Morgan & Co. .....................        4,200             590,100
Republic New York Corp. ...............       17,100           1,166,006
UnionBanCal Corp. .....................        2,500              90,313
                                                           ---------------
                                                               4,919,419
                                                           ---------------
BIOTECH AND MEDICAL PRODUCTS ( 2.7% )
Alpharma, Inc. ........................       24,000             853,500
Amgen, Inc. + .........................       13,200             803,550
Bio-Rad Labs, Inc. + ..................       24,000             627,000
Datascope Corp. + .....................        2,400              77,100
Gliatech Inc. + .......................        6,900             175,950
Hanger Orthopedic Group, Inc. + .......       10,100             143,294
IDEC Pharmaceuticals Corp. + ..........        1,700             131,006
Mallinckrodt Inc. .....................       15,500             563,812
Molecular Devices Corp. + .............        3,800             142,500
OEC Medical Systems, Inc. + ...........       33,400             818,300
Osteotech, Inc. + .....................       11,450             329,187
Thermo BioAnalysis Corp. + ............        3,100              53,863
VISX, Inc. + ..........................        9,100             720,606
Xomed Surgical Products, Inc. + .......        4,500             219,094
                                                           ---------------
                                                               5,658,762
                                                           ---------------
CHEMICALS ( 0.5% )
Dow Chemical Co. ......................        8,700           1,103,813
                                                           -------------
COMMERCIAL SERVICES ( 0.7% )
CDI Corp. + ...........................        3,900             132,844
Franklin Covey Co. + ..................       18,700             137,913
Galileo International, Inc. ...........        1,000              53,438
Mail-Well, Inc. + .....................        4,900              79,319
Modis Professional Services + .........       11,900             163,625
Ogden Corp. ...........................        4,800             129,300
RR Donnelley & Sons Co. ...............        3,800             140,837
Valassis Communications, Inc. + .......        4,500             164,812
World Color Press, Inc. + .............       16,400             451,000
                                                           ---------------
                                                               1,453,088
                                                           ---------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
COMPUTERS ( 1.7% )
Apple Computer, Inc. + ................       24,100         $ 1,116,131
Hewlett Packard Co. ...................       17,400           1,748,700
International Business Machines Corp. .        3,700             478,225
Melita International Corp. + ..........        9,400             126,900
Unisys Corp. + ........................        1,100              42,831
                                                           ---------------
                                                               3,512,787
                                                           ---------------
CONGLOMERATE AND AEROSPACE ( 0.6% )
Boeing Co. ............................        7,300             322,569
Cordant Technologies, Inc. ............        3,500             158,156
Ducommun, Inc. + ......................       13,100             156,381
Kellstrom Industries, Inc. + ..........       12,400             226,300
Northrop Grumman Corp. ................        5,900             391,244
                                                           ---------------
                                                               1,254,650
                                                           ---------------
CONSUMER FINANCE ( 0.3% )
Federal Home Loan Mortgage Corp. ......       11,600             672,800
Federal National Mortgage Association .          200              13,675
                                                           ---------------
                                                                 686,475
                                                           ---------------
CONSUMER PRODUCTS ( 0.5% )
Church & Dwight Co., Inc. .............        3,700             160,950
Procter & Gamble Co. ..................       11,000             981,750
                                                           ---------------
                                                               1,142,700
                                                           ---------------
CONSUMER SERVICES ( 1.9% )
Extended Stay America, Inc. + .........       79,600             955,200
Foodmaker, Inc. + .....................       22,100             627,088
Harrah's Entertainment, Inc. + ........       13,000             286,000
Lakes Gaming, Inc. + ..................       12,925             141,367
National R.V. Holdings, Inc. + ........       27,400             664,450
Park Place Entertainment Corp. + ......       52,500             508,594
Sonic Corp. + .........................       18,850             614,981
Tricon Global Restaurants, Inc. + .....        4,400             238,150
                                                           ---------------
                                                               4,035,830
                                                           ---------------
CONSUMER SPECIALTIES ( 1.2% )
Brunswick Corp. .......................       37,800           1,053,675
JAKKS Pacific, Inc. + .................       23,100             688,669
Russ Berrie & Co., Inc. ...............       13,800             341,550
THQ, Inc. + ...........................       11,400             327,750
                                                           ---------------
                                                               2,411,644
                                                           ---------------
DATA AND IMAGING SERVICES ( 4.2% )
Adobe Systems, Inc. ...................       15,300           1,256,991
Advanced Digital Information Corp. + ..       10,900             441,450
America Online, Inc. ..................          300              33,150
Avant! Corp. + ........................        2,200              27,775
Computer Associates International, Inc.       27,100           1,490,500
Datastream Systems,  Inc. + ...........        8,500             136,000
International Telecommunications Data
 Systems, Inc. + ......................        8,100             129,600
Microsoft Corp. + .....................       31,600           2,849,925
NVIDIA Corp. + ........................        9,200             175,950
Oracle Corp. + ........................       20,800             772,200
Progress Software Corp. + .............       16,800             474,600


                                       See Notes to Portfolio of Investments. 49

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
ASCENT (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
DATA AND IMAGING SERVICES (CONTINUED)
RealNetworks, Inc. + ..................        1,200          $   82,650
Remedy Corp. + ........................        8,300             223,062
SERENA Software, Inc. + ...............        5,000              67,187
WebTrends Corp. + .....................        3,600             166,050
Xircom, Inc. + ........................       13,500             405,844
                                                           ---------------
                                                               8,732,934
                                                           ---------------
DISCRETIONARY RETAIL ( 3.3% )
American Eagle Outfitters, Inc. + .....       20,450             930,475
Best Buy Co., Inc. + ..................          800              54,000
Building Materials Holding Corp. + ....       20,000             230,000
Cato Corp. (The) ......................        7,600              88,350
CDW Computer Centers, Inc. + ..........        2,400             105,600
Circuit City Stores, Inc. .............        1,900             176,700
Dayton Hudson Co. .....................        2,800             182,000
Dillards, Inc. ........................        6,000             210,750
Federated Department Stores, Inc. + ...       21,100           1,116,981
Footstar, Inc. + ......................        1,800              66,938
Gap, Inc. .............................       12,825             646,059
Hollywood Entertainment Corp. + .......        7,700             150,631
Kohl's Corp. + ........................          900              69,469
Lowe's Co., Inc. ......................       15,000             850,312
Micro Warehouse, Inc. + ...............          900              16,088
Musicland Stores Corp. + ..............       41,700             370,088
Sonic Automotive, Inc. + ..............        4,300              59,125
Tandy Corp. ...........................        3,800             185,725
TJX Companies, Inc. ...................       16,600             552,987
Tractor Supply Co. + ..................        4,600             125,638
Zale Corp. + ..........................       18,700             748,000
                                                           ---------------
                                                               6,935,916
                                                           ---------------
DIVERSIFIED FINANCIAL SERVICES ( 0.6% )
Citigroup Inc. ........................       25,350           1,204,125
Merry Land Properties, Inc. + .........        1,005               4,962
Trammell Crow Co. + ...................        9,000             147,938
                                                           ---------------
                                                               1,357,025
                                                           ---------------
DRUGS ( 1.9% )
Bristol-Myers Squibb Co. ..............       21,100           1,486,231
Johnson & Johnson .....................       14,200           1,391,600
Medicis Pharmaceutical Corp. + ........        3,700              93,888
Merck & Co., Inc. .....................       10,600             784,400
Roberts Pharmaceutical Corp. + ........       11,700             283,725
                                                           ---------------
                                                               4,039,844
                                                           ---------------
ELECTRIC UTILITIES ( 0.2% )
Allegheny Energy, Inc. ................          800              25,650
Florida Progress Corp. ................        1,600              66,100
Mony Group Inc. + .....................          700              22,837
Niagara Mohawk Holdings Inc. + ........       20,700             332,494
                                                           ---------------
                                                                 447,081
                                                           ---------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 0.5% )
Rockwell International Corp. ..........       16,200             984,150
                                                           -------------

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
ELECTRONIC MEDIA ( 1.4% )
CBS Corp. + ...........................       19,300           $ 838,344
Chris-Craft Industries, Inc. + ........        2,296             108,199
Hollywood Park, Inc. + ................       41,700             708,900
King World Production, Inc. + .........       34,400           1,197,550
Pixar, Inc. + .........................          200               8,625
                                                           ---------------
                                                               2,861,618
                                                           ---------------
FOOD AND BEVERAGE ( 0.6% )
Coors (Adolph) Co. ....................        1,400              69,300
Corn Products International, Inc. .....        3,500             106,531
IBP, Inc. .............................        5,100             121,125
J&J Snack Foods Corp. + ...............       10,100             242,400
M&F Worldwide Corp. + .................       29,600             234,950
Pilgrim's Pride Corp. .................       16,100             483,000
                                                           ---------------
                                                               1,257,306
                                                           ---------------
FOOD AND DRUG RETAIL ( 1.1% )
Casey's General Stores, Inc. ..........       30,700             460,500
CVS Corp. .............................       20,500           1,040,375
SUPERVALU, Inc. .......................       28,300             726,956
                                                           ---------------
                                                               2,227,831
                                                           ---------------
FOREST PRODUCTS AND BUILDING MATERIALS ( 1.4% )
Ball Corp. ............................          600              25,350
Boise Cascade Corp. ...................       11,700             501,637
Centex Construction Products, Inc. ....       13,200             450,450
Georgia-Pacific Group .................       18,700             885,912
Georgia-Pacific Corp. (Timber Group) ..        7,000             176,750
Lafarge Corp. .........................        4,500             159,469
Lone Star Industries, Inc. ............       11,500             431,969
Southdown, Inc. .......................        3,200             205,600
USG Corp. .............................        2,100             117,600
Willamette Industries, Inc. ...........          300              13,819
                                                           ---------------
                                                               2,968,556
                                                           ---------------
GAS UTILITIES ( 0.8% )
Energen Corp. .........................       32,600             607,175
Equitable Resources, Inc. .............        3,000             113,250
Sempra Energy .........................       44,426           1,005,138
                                                           ---------------
                                                               1,725,563
                                                           ---------------
HEALTH SERVICES ( 0.3% )
Lincare Holdings Inc. + ...............       15,700             392,500
PacifiCare Health Systems, Inc. .......        1,300              93,600
Professional Detailing, Inc. + ........        3,100              72,850
                                                           ---------------
                                                                 558,950
                                                           ---------------
HOUSING AND FURNISHINGS ( 1.8% )
Centex Corp. ..........................        8,400             315,525
Kaufman & Broad Home Corp. ............       13,100             325,862
Lennar Corp. ..........................       13,400             321,600
MDC Holdings, Inc. ....................       44,600             958,900
Pulte Corp. ...........................       11,000             253,687
Ryland Group, Inc. ....................       36,100           1,071,719
Toll Brothers, Inc. + .................       12,900             276,544


50 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
HOUSING AND FURNISHINGS (CONTINUED)
Winsloew Furniture, Inc. + ............        6,800           $ 228,650
                                                           ---------------
                                                               3,752,487
                                                           ---------------
INDUSTRIAL SERVICES ( 0.1% )
Modtech, Inc. + .......................        2,212              25,162
Reckson Service Industries, Inc. + ....        5,832              88,209
                                                           ---------------
                                                                 113,371
                                                           ---------------
INSURANCE ( 0.6% )
Conseco, Inc. .........................        6,700             203,931
Lincoln National Corp. ................       19,800           1,035,788
                                                           ---------------
                                                               1,239,719
                                                           ---------------
INVESTMENT SERVICES ( 0.7% )
Bear Stearns Co., Inc. (The) ..........        2,100              98,175
Morgan Stanley Dean Witter & Co. ......       12,400           1,271,000
                                                           ---------------
                                                               1,369,175
                                                           ---------------
MAJOR TELECOMMUNICATIONS ( 1.0% )
Bell Atlantic Corp. ...................        6,500             424,937
BellSouth Corp. .......................       30,200           1,415,625
CenturyTel, Inc. ......................        5,925             235,519
                                                           ---------------
                                                               2,076,081
                                                           ---------------
MISCELLANEOUS METALS ( 0.1% )
Titanium Metals Corp. .................       28,200             313,725
                                                           -------------
OIL ( 1.4% )
Belco Oil & Gas Corp. .................        2,400              16,650
Kerr-McGee Corp. ......................        3,200             160,600
Penn Virginia Corp. ...................       24,000             474,000
Pennzoil-Quaker State Co. + ...........        4,430              66,450
Sunoco Inc. ...........................       23,300             703,368
Swift Energy Co. + ....................       13,600             145,350
Tesoro Petroleum Corp. + ..............       74,000           1,179,375
Ultramar Diamond Shamrock Corp. .......        4,400              95,975
Union Pacific Resources Group Inc. ....        1,900              30,994
                                                           ---------------
                                                               2,872,762
                                                           ---------------
OIL SERVICES ( 1.0% )
Atwood Oceanics, Inc. + ...............        4,300             134,375
Eagle Geophysical, Inc. + .............          656                 492
Global Marine Inc. + ..................          300               4,631
Helmerich & Payne, Inc. ...............       37,100             883,444
Pool Energy Services Co. + ............       11,200             227,500
Pride International, Inc. + ...........       40,600             428,837
Seitel, Inc. + ........................       10,200             165,113
Tidewater, Inc. .......................        3,800             115,900
Transocean Offshore, Inc. .............        4,900             128,625
                                                           ---------------
                                                               2,088,917
                                                           ---------------
OTHER TELECOMMUNICATIONS ( 0.3% )
CapRock Communications Corp. + ........       14,500             587,250
Citizens Utilities Co. + ..............        1,624              18,067
                                                           ---------------
                                                                 605,317
                                                           ---------------
PRINT MEDIA ( 1.1% )
Central Newspapers, Inc. ..............        1,700              63,963
Harte-Hanks,  Inc. ....................        4,300             116,637

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
PRINT MEDIA (CONTINUED)
Knight-Ridder, Inc. ...................       34,600        $  1,900,837
McClatchy Co. .........................        1,400              46,375
SEI Investments Co. ...................        1,100              97,075
                                                           ---------------
                                                               2,224,887
                                                           ---------------
PRODUCER GOODS ( 1.3% )
FMC Corp. + ...........................       11,500             785,594
Ingersoll-Rand Co. ....................        8,700             562,237
Milacron, Inc. ........................       17,500             323,750
RTI International Metals, Inc. + ......       20,500             301,094
Tecumseh Products Co. .................        2,200             133,237
Tower Automotive, Inc. + ..............        6,100             155,169
Transportation Technologies Industries,
 Inc. + ...............................       14,100             186,825
Tyco International Ltd. ...............        3,200             303,200
                                                           ---------------
                                                               2,751,106
                                                           ---------------
REAL ESTATE INVESTMENT TRUSTS ( 31.0% )
AMB Property Corp. ....................        2,400              56,400
American Health Properties, Inc. ......       12,200             245,525
Apartment Investment & Management Co. .       54,000           2,308,500
Archstone Communities Trust ...........       30,200             662,512
Avalon Bay Communities, Inc. ..........       23,870             883,190
Beacon Capital + + ....................       38,400             590,400
Bedford Property Investors, Inc. ......        6,000             107,250
Boston Properties, Inc. ...............       14,500             520,187
Boykin Lodging Co. ....................        8,600             132,225
Bradley Real Estate, Inc. .............       15,900             329,925
Brandywine Realty Trust ...............       49,700             984,681
Cabot Industrial Trust ................        9,800             208,250
Camden Property Trust .................       30,500             846,375
Capital Automotive REIT ...............       24,600             325,950
Captec Net Lease Realty, Inc. .........       16,000             217,000
Carramerica Realty Corp. ..............       11,800             295,000
CBL & Associates Properties, Inc. .....       42,000           1,107,750
Colonial Properties Trust .............       57,900           1,635,675
Cornerstone Properties, Inc. ..........       30,100             477,838
Crescent Real Estate Equities, Inc. ...       69,500           1,650,625
Criimi Mae, Inc. ......................       30,600              68,850
Developers Diversified Realty Corp. ...       80,000           1,330,000
Duke Realty Investments, Inc. .........      107,400           2,423,212
Equity Office Properties Trust ........      149,600           3,833,500
Equity One, Inc. ......................        8,900              87,888
Equity Residential Properties Trust ...       91,753           4,134,620
Essex Property Trust, Inc. ............       12,800             452,800
FelCor Lodging Trust Inc. .............       21,200             439,900
First Industrial Realty Trust, Inc. ...       26,100             716,119
General Growth Properties, Inc. .......       36,800           1,306,400
Glenborough Realty Trust, Inc. ........       49,100             859,250
Glimcher Realty Trust .................       21,400             347,750
Golf Trust of America, Inc. ...........       29,400             718,462
Health Care REIT, Inc. ................       25,600             595,200
Healthcare Realty Trust, Inc. .........       24,757             519,897


                                       See Notes to Portfolio of Investments. 51

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
ASCENT (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Home Properties of New York, Inc. .....       40,600         $ 1,121,575
Hospitality Properties Trust ..........       24,900             675,412
HRPT Properties Trust .................      153,800           2,355,062
Imperial Credit Commercial Mortgage
 Investment Corp. .....................        7,500              81,094
Innkeepers USA Trust ..................       29,400             294,000
Kilroy Realty Corp. ...................       21,000             511,875
Kimco Realty Corp. ....................       60,000           2,347,500
Koger Equity, Inc. ....................       26,400             486,750
Lexington Corporate Properties Trust ..        8,400              97,650
Liberty Property Trust ................      127,500           3,171,562
Manufactured Home Communities, Inc. ...       18,500             481,000
Meditrust Companies Corp. .............       67,500             881,719
Mid-America Apartment Communities, Inc.        9,800             226,625
National Golf Properties, Inc. ........        9,800             238,263
OMEGA Healthcare Investors, Inc. ......       60,700           1,566,819
Pan Pacific Retail Properties, Inc. ...       15,800             306,125
Parkway Properties, Inc. ..............       12,100             400,813
Post Properties, Inc. .................       86,100           3,530,100
Prentiss Properties Trust .............       34,800             817,800
Prime Retail, Inc. ....................       26,000             225,875
PS Business Parks, Inc. ...............       26,000             633,750
Public Storage, Inc. ..................       44,610           1,249,080
Ramco-Gerhenson Properties Trust ......        8,400             136,500
Reckson Associates Realty Corp. .......       36,800             864,800
Reckson Associates Realty Corp. .......        5,633             134,488
Regency Realty Corp. ..................       16,800             368,550
RFS Hotel Investors, Inc. .............       16,100             202,256
Shurgard Storage Centers, Inc. ........       10,500             284,813
Simon Property Group, Inc. ............       70,600           1,791,475
Sovran Self Storage, Inc. .............       13,900             374,431
Spieker Properties, Inc. ..............       35,900           1,395,612
Starwood Financial Trust ..............          216              13,392
Starwood Hotels & Resort Worldwide,
 Inc...................................       84,850           2,593,228
Summit Properties Inc. ................       31,500             622,125
Sun Communities, Inc. .................       12,150             431,325
United Dominion Realty Trust, Inc. ....       34,300             403,025
Vornado Operating Co. + ...............        1,995              15,960
Vornado Realty Trust ..................       39,900           1,408,969
Walden Residential Properties, Inc. ...       10,300             221,450
Weeks Corp. ...........................       12,300             375,150
Westfield America, Inc. ...............       19,500             293,719
                                                           ---------------
                                                              65,050,823
                                                           ---------------
SEMICONDUCTORS AND ELECTRONICS ( 3.3% )
Alpha Industries, Inc. + ..............        1,600              76,200
ANADIGICS, Inc. + .....................        2,600              96,200
Applied Materials, Inc. + .............       12,600             930,825
Intel Corp. ...........................       31,200           1,856,400
Lattice Semiconductor Corp. + .........       11,400             709,650
Level One Communications, Inc. + ......        6,700             327,881
Linear Technology Corp. ...............        1,000              67,250

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Lucent Technologies, Inc. .............       12,000          $  809,250
Plexus Corp. + ........................        3,200              96,400
Power Integrations, Inc. + ............          800              58,500
Sawtek, Inc. ..........................        2,600             119,275
Texas Instruments, Inc. ...............       10,000           1,450,000
TriQuint Semiconductor, Inc. + ........        1,800             102,263
Vitesse Semiconductor Corp. + .........        2,200             148,362
Xilinx, Inc. + ........................        1,400              80,150
                                                           ---------------
                                                               6,928,606
                                                           ---------------
SPECIALTY CHEMICALS ( 0.1% )
Albemarle Corp. .......................        5,300             122,563
Octel Corp. + .........................       13,800             172,500
                                                           ---------------
                                                                 295,063
                                                           ---------------
STEEL ( 0.0% )
Cleveland-Cliffs, Inc. ................        2,300              74,463
                                                           -------------
SURFACE TRANSPORT ( 0.0% )
Covenant Transport, Inc. ..............        2,000              31,500
                                                           -------------
TEXTILES AND APPAREL ( 0.8% )
Authentic Fitness Corp. ...............        9,800             171,500
Jones Apparel Group, Inc. + ...........        3,300             113,231
K-Swiss Inc. ..........................       20,200             939,300
Springs Industries, Inc. ..............        9,900             431,888
                                                           ---------------
                                                               1,655,919
                                                           ---------------
TOBACCO ( 0.1% )
Schweitzer-Mauduit International, Inc.        12,500             187,500
                                                           ---------------
TOTAL UNITED STATES (COST $151,294,348)                      157,093,276
                                                           ---------------
FOREIGN COMMON STOCKS ( 15.5% )
AUSTRALIA ( 0.7% )
Amcor Ltd.
 (Forest Products and Building
 Materials)............................       85,800             476,931
Foster's Brewing Group Ltd.
 (Food and Beverage) ..................      176,300             496,879
Telstra Corp. Ltd.
 (Other Telecommunications) + .........       72,900             417,722
                                                           ---------------
TOTAL AUSTRALIA                                                1,391,532
                                                           ---------------
CANADA ( 0.5% )
Alcan Aluminum Ltd. (Aluminum) ........        5,400             172,463
BCE Inc. (Other Telecommunications) ...        8,100             392,659
Canadian National Railway Co.
 (Surface Transport) ..................        3,500             234,500
Trizec Hahn Corp.
 (Real Estate Investment Trusts) ......       15,000             305,625
                                                           ---------------
TOTAL CANADA                                                   1,105,247
                                                           ---------------
DENMARK ( 0.8% )
Carli Gry International A/S
 (Textiles and Apparel) ...............       28,100             593,882
Novo-Nordisk A/S (Drugs) ..............        4,600             496,969
Tele Danmark A/S
 (Other Telecommunications) ...........       12,000             590,656
                                                           ---------------
TOTAL DENMARK                                                  1,681,507
                                                           ---------------

52 See Notes to Portfolio of Investments.


                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                         -------------     ---------------
FINLAND ( 0.5% )
Nokia Corp., ADR
 (Semiconductors and Electronics) .....        7,600            $695,875
Pohjola Group Insurance Corp.
 (Insurance)...........................        8,100             415,588
                                                           ---------------
TOTAL FINLAND                                                  1,111,463
                                                           ---------------
FRANCE ( 1.5% )
Accor SA (Consumer Services) ..........          800             200,897
Alstom (Industrial Services) + ........        8,000             251,637
Axa (Insurance) .......................        1,400             170,804
Carrefour SA (Food and Drug Retail) ...        1,800             264,528
Elf Aquitaine SA (Oil) ................        3,050             447,600
Gemini Sogeti SA (Data and Imaging
 Services).............................        3,200             502,944
Groupe Danone (Food and Beverage) .....        1,300             335,173
Societe Generale (Banks and Thrifts) ..        1,500             264,374
STMicroelectronics
 (Semiconductors and Electronics) .....        5,400             359,759
Vivendi (Conglomerate and Aerospace) ..        5,236             424,161
                                                           ---------------
TOTAL FRANCE                                                   3,221,877
                                                           ---------------
GERMANY ( 1.0% )
Bayericshe Hypo-und Vereinsb
 (Banks and Thrifts) + ................        5,400             350,848
DaimlerChrysler AG (Automotive) .......        2,700             233,899
Deutsche Pfandbrief & Hypothekenbank AG
 (Banks and Thrifts) ..................        3,300             299,490
Douglas Holding AG (Discretionary
 Retail)...............................        3,500             157,015
Fresenius Medical Care AG
 (Biotech and Medical Products) .......        4,500             268,705
Gehe AG (Health Services) .............        5,400             248,378
Mannesmann AG (Producer Goods) ........        3,700             552,148
                                                           ---------------
TOTAL GERMANY                                                  2,110,483
                                                           ---------------
HONG KONG ( 0.1% )
First Pacific Co. Ltd. (Producer Goods)      320,000             272,204
                                                           -------------
IRELAND ( 0.5% )
Allied Irish Banks (Banks and Thrifts)        22,165             291,449
CRH Plc
 (Forest Products and Building
 Materials)............................       22,278             395,175
Waterford Wedgewood
 (Housing and Furnishings) ............      279,199             287,938
                                                           ---------------
TOTAL IRELAND                                                    974,562
                                                           ---------------
ITALY ( 0.3% )
Banca del Nazionale Lavoro
 (Banks and Thrifts) + ................       89,200             280,576
Telecom Italia SpA
 (Other Telecommunications) ...........       40,200             417,899
                                                           ---------------
TOTAL ITALY                                                      698,475
                                                           ---------------
JAPAN ( 2.3% )
Fuji Heavy Industries Ltd. (Automotive)       44,000             339,524
Kita Kyushu Coca-Cola Bottling Co.
 (Food and Beverage) ..................       10,500             596,828
Meitec Corp. (Commercial Services) ....       14,000             468,440
Mizuno Corp. (Consumer Specialties) ...       41,000             155,139
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) + .........          300             406,477

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                         -------------     ---------------
JAPAN (CONTINUED)
Promise Co., Ltd. (Consumer Finance) ..        8,000           $ 472,571
Seino Transportation Co. Ltd.
 (Surface Transport) ..................       54,000             321,216
Shin-Etsu Chemical Co., Ltd.
 (Specialty Chemicals) ................       17,000             568,820
SoftBank Corp.
 (Semiconductors and Electronics) .....        2,900             587,236
Sony Corp. (Housing and Furnishings) ..        5,200             560,641
Terumo Corp. (Biotech and Medical
 Products).............................       17,000             378,511
                                                           ---------------
TOTAL JAPAN                                                    4,855,403
                                                           ---------------
MEXICO ( 0.1% )
Telefonos de Mexico SA, ADR
 (Other Telecommunications) ...........        3,201             258,604
                                                           -------------
NETHERLANDS ( 1.4% )
Akzo Nobel NV (Specialty Chemicals) ...        6,400             269,293
ING Groep NV
 (Diversified Financial Services) .....        9,028             488,805
Koninklijke Ahold NV (Food and Drug
 Retail)...............................        7,108             244,838
Nutreco Holding NV (Food and Drug
 Retail)...............................        8,300             294,457
Royal Dutch Petroleum Co. (Oil) .......       10,700             644,675
United Pan-Europe Communications NV
 (Electronic Media) + .................        5,700             309,204
Vendex KBB N.V. (Discretionary Retail)         9,600             256,423
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) ........................        8,800             351,673
                                                           ---------------
TOTAL NETHERLANDS                                              2,859,368
                                                           ---------------
NEW ZEALAND ( 0.1% )
Fernz Corp. Ltd. (Specialty Chemicals)        62,200             179,960
                                                           -------------
NORWAY ( 1.0% )
Christiania Bank Og Kredkasse
 (Banks and Thrifts) ..................      129,200             464,447
Merkantildata ASA
 (Data and Imaging Services) ..........       26,300             253,896
Ocean Rig ASA (Oil Services) + ........    1,648,800             496,368
Petroleum Geo-Services (Oil Services) +       29,000             436,520
Tomra Systems ASA (Producer Goods) ....       13,200             496,310
                                                           ---------------
TOTAL NORWAY                                                   2,147,541
                                                           ---------------
SPAIN ( 0.4% )
Telefonica de Espana
 (Major Telecommunications) ...........        5,300             255,312
Telefonica Publicidad e Informacion,
 S.A. (Consumer Services) .............       23,300             464,967
                                                           ---------------
TOTAL SPAIN                                                      720,279
                                                           ---------------
SWEDEN ( 1.0% )
Autoliv, Inc. (Automotive) ............        7,700             234,569
Electrolux AB (Housing and Furnishings)        9,300             194,707
Securitas AB (Commercial Services) ....       40,200             600,494
Skandinaviska Enskilda Banken
 (Banks and Thrifts) ..................       39,100             455,293

                                      See Notes to Portfolio of Investments.  53

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
ASCENT (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                         -------------     ---------------
SWEDEN (CONTINUED)
Svenska Cellulosa AB (Consumer
 Products).............................       18,700           $ 483,886
                                                           ---------------
TOTAL SWEDEN                                                   1,968,949
                                                           ---------------
SWITZERLAND ( 0.7% )
Fischer (Georg) AG (Producer Goods) ...          600             195,677
Roche Holding AG (Drugs) ..............           24             246,700
Sulzer AG (Conglomerate and Aerospace)
 +.....................................          800             486,299
UBS AG (Banks and Thrifts) ............        1,900             567,091
                                                           ---------------
TOTAL SWITZERLAND                                              1,495,767
                                                           ---------------
UNITED KINGDOM ( 2.6% )
BAA Plc (Commercial Services) .........       49,100             472,118
Bank of Scotland (Banks and Thrifts) ..       25,346             335,604
British Aerospace Plc
 (Conglomerate and Aerospace) .........       35,872             232,824
British Telecom Plc
 (Other Telecommunications) ...........       37,952             635,926
Cable & Wireless Plc
 (Other Telecommunications) + .........       18,100             230,673
Dixons Group Plc (Discretionary Retail)       11,700             218,546
General Electric Co. Plc
 (Conglomerate and Aerospace) .........       24,800             252,927
Glaxo Wellcome Plc (Drugs) ............          100               2,779
Granada Group Plc (Electronic Media) +        23,702             439,744
Hanson Plc (Conglomerate and Aerospace)       19,200             170,543
Kingfisher Plc (Discretionary Retail) .       32,553             374,587
MEPC Plc (Diversified Financial
 Services).............................       27,500             223,677
National Westminster Bank Plc
 (Banks and Thrifts) ..................       16,455             348,866
SmithKline Beecham Plc (Drugs) ........       29,202             379,527
Vodafone Group Plc
 (Other Telecommunications) ...........       36,319             715,621
WPP Group Plc (Commercial Services) ...       48,000             405,929
                                                           ---------------
TOTAL UNITED KINGDOM                                           5,439,891
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS (COST $28,968,755)                32,493,112
                                                           ---------------
TOTAL COMMON STOCKS (COST $180,263,103)                      189,586,388
                                                           ---------------
                                          NUMBER OF
                                          CONTRACTS
                                         -------------
PUT OPTIONS PURCHASED ( 0.1% )
Russell 2000 Index, Strike $440,
 Sept. 99..............................          140             152,250
TOTAL PUT OPTIONS PURCHASED (COST $266,420)                      152,250
                                                           ---------------
                                          PRINCIPAL
                                           AMOUNT
                                         -------------
LONG-TERM BONDS AND NOTES ( 7.5% )
CORPORATE BONDS ( 2.5% )
BankAmerica Corp.,7.88%,12/01/02 ......   $  300,000             314,256
Chemical Master Credit Card Trust,
 7.09%,02/15/09 .......................      130,000             132,438
Conoco Inc.,5.90%,04/15/04 ............       70,000              68,305

                                          PRINCIPAL        MARKET VALUE
                                           AMOUNT
                                         -------------     ---------------
CORPORATE BONDS (CONTINUED)
CVS Corp.,5.50%,02/15/04 ..............    $ 400,000          $  378,500
Fifth Third Banc,6.75%,07/15/05 .......      450,000             444,524
Ford Motor Credit Corp.,6.63%,10/01/28       390,000             351,070
General Motors Acceptance Corp.,
 6.18%,05/15/33 .......................      700,000             663,491
GTE Corp.,9.38%,12/01/00 ..............      300,000             313,548
Guidant Corp.,6.15%,02/15/06 ..........      200,000             185,070
Heller Financial, Inc.,6.35%,08/15/99
 ++....................................      800,000             800,408
Tenet Healthcare Corp.,7.88%,01/15/03 .      800,000             784,416
Tyco International Group
 SA,6.13%,01/15/09.....................      700,000             652,008
USA Waste Management,
 Inc.,6.13%,07/15/01...................      200,000             198,802
                                                           ---------------
TOTAL CORPORATE BONDS (COST $5,486,394)                        5,286,836
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ( 2.3% )
Federal National Mortgage
 Association,6.00%,06/01/28 - 01/01/29.      841,504             791,274
Federal National Mortgage
 Association-Convertible
 Loan,6.50%,11/01/27...................      831,012             804,820
Government National Mortgage
 Association,6.50%,01/15/29............    1,149,098           1,109,136
Government National Mortgage
 Association,7.00%,04/15/26 - 02/15/28.    1,686,993           1,669,146
Government National Mortgage
 Association,8.00%,07/15/24............      440,408             453,247
                                                           ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                   4,827,623
 SECURITIES (COST $4,988,749)
                                                           ---------------
U.S. GOVERNMENT OBLIGATIONS ( 2.7% )
U.S. Treasury Note,5.25%,08/15/03 -
 02/15/29..............................    1,938,000           1,877,755
U.S. Treasury Note,5.38%,06/30/03 .....      190,000             187,714
U.S. Treasury Note,5.50%,03/31/03 -
 05/15/09..............................    3,490,000           3,446,060
U.S. Treasury Note,6.50%,10/15/06 .....      120,000             123,900
                                                           ---------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                              5,635,429
 (COST $5,594,447)
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST                         15,749,888
 $16,069,590)
                                                           ---------------
SHORT-TERM INVESTMENTS ( 0.8% )
U.S. Treasury Bill,4.43%,08/19/99 @ ...      100,000              99,397
U.S. Treasury Bill,4.48%,08/19/99 @ ...    1,100,000           1,093,424
U.S. Treasury Bill,4.80%,08/19/99 @ ...      500,000             497,016
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,689,838)                 1,689,837
                                                           ---------------
TOTAL INVESTMENTS (COST $198,288,950)(A)                     207,178,363
OTHER ASSETS LESS LIABILITIES                                  2,335,419
                                                           ---------------
TOTAL NET ASSETS                                            $209,513,782
                                                           ===============

54 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $199,581,203. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains...........................            $ 20,861,729
Unrealized losses..........................             (13,264,569)
                                             ----------------------
 Net unrealized gain.......................            $  7,597,160
                                             ======================


Information concerning open futures contracts at June 30, 1999 is shown below:

                          NO. OF        INITIAL      EXPIRATION     UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.      17        $ 5,670,350     Sept 99       $  201,875
DAX Index Futures.....      15          2,131,647     Sept 99          (46,679)
CAC 40 Index Futures..      22          1,042,010     Sept 99           (6,337)
FTSE 100 Index Futures       4            421,433     Sept 99          (18,395)
Long-Term EURO
Bonds Futures.........       3            348,995     Sept 99           (5,847)
Swiss Government
Bond Futures..........       9            745,391     Sept 99          (12,969)
TOPIX Index Futures...      17          1,945,419     Sept 99           36,971
                                      -----------                   ----------
                                      $12,305,245                   $  148,619
                                      ===========                   ==========


Information concerning options written at June 30, 1999 is shown below:

                          NO. OF      EXERCISE    EXPIRATION      MARKET
                         CONTRACTS     PRICE         DATE          VALUE
                        -----------  ----------  ------------  --------------
     CALL OPTIONS
----------------------
S&P MidCap 400 Index..      140        440.00      Sept 99       $(451,500)
                                                                 =========

+ Non-income producing security.
+ Restricted security.  This security has been determined to be illiquid under guidelines established by the Board of Directors.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.



Information concerning restricted securities at June 30, 1999 is shown below:

                                       ACQUISITION
                                          DATE                    COST
                                  ---------------------  ----------------------
Beacon Capital .................        03/17/98               $  768,000
Heller Financial, Inc. .........        08/15/97                  800,042
                                                               ----------
                                                               $1,568,042
                                                               ==========


The market value of the total restricted securities above represent 0.66% of the total net assets.

Category percentages are based on net assets.



                                           See Notes to Financial Statements. 55

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
CROSSROADS
----------------------------------------------------------------------------

                                        NUMBER OF              MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
COMMON STOCKS ( 69.3% )
UNITED STATES ( 56.2% )
AIR TRANSPORT ( 0.4% )
Alaska Air Group, Inc. + ...........          1,500        $      62,625
Delta Air Lines, Inc. ..............         11,900              685,738
                                                           ---------------
                                                                 748,363
                                                           ---------------
AUTO PARTS AND HARDWARE ( 0.5% )
Black & Decker Corp. ...............          3,800              239,875
Cooper Tire & Rubber Co. ...........         28,300              668,587
Standard Motor Products, Inc. ......          1,000               24,500
                                                           ---------------
                                                                 932,962
                                                           ---------------
AUTOMOTIVE ( 0.3% )
Ford Motor Co. .....................          9,400              530,513
                                                           -------------
BANKS AND THRIFTS ( 1.6% )
Alliance Bancorp ...................          1,800               41,850
Chase Manhattan Corp. ..............         13,100            1,134,788
Dime Bancorp, Inc. .................          1,400               28,175
Golden State Bancorp, Inc. .........         21,900              481,800
Golden West Financial Corp. ........          4,400              431,200
J.P. Morgan & Co. ..................          3,000              421,500
Republic New York Corp. ............          9,500              647,781
                                                           ---------------
                                                               3,187,094
                                                           ---------------
BIOTECH AND MEDICAL PRODUCTS ( 2.1% )
Alpharma, Inc. .....................         16,400              583,225
Amgen, Inc. + ......................         10,300              627,012
Bio-Rad Labs, Inc. + ...............          8,100              211,612
Datascope Corp. + ..................          1,700               54,613
Empi Inc. + ........................          1,500               36,563
Genzyme Corp. + ....................          1,000               48,500
Genzyme Surgical Products Corp. ....            179                  789
Gliatech Inc. + ....................          5,500              140,250
Hanger Orthopedic Group, Inc. + ....         10,800              153,225
IDEC Pharmaceuticals Corp. + .......          1,200               92,475
Mallinckrodt Inc. ..................         18,500              672,937
Molecular Devices Corp. + ..........          2,600               97,500
OEC Medical Systems, Inc. + ........         20,000              490,000
Osteotech, Inc. + ..................          7,800              224,250
VISX, Inc. + .......................          6,100              483,044
Xomed Surgical Products, Inc. + ....          3,100              150,931
                                                           ---------------
                                                               4,066,926
                                                           ---------------
CHEMICALS ( 0.4% )
Dow Chemical Co. ...................          6,600              837,375
                                                           -------------
COMMERCIAL SERVICES ( 0.6% )
CDI Corp. + ........................          2,700               91,969
Franklin Covey Co. + ...............         14,600              107,675
Galileo International, Inc. ........            600               32,062
Mail-Well, Inc. + ..................          3,300               53,419
Modis Professional Services + ......          4,000               55,000
Ogden Corp. ........................          2,800               75,425
RR Donnelley & Sons Co. ............         12,800              474,400

                                        NUMBER OF              MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
UNITED STATES (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
World Color Press, Inc. + ..........         12,900          $   354,750
                                                           ---------------
                                                               1,244,700
                                                           ---------------
COMPUTERS ( 1.3% )
Apple Computer, Inc. + .............         17,600              815,100
Hewlett Packard Co. ................         13,700            1,376,850
International Business Machines
 Corp...............................          2,600              336,050
Melita International Corp. + .......          9,400              126,900
                                                           ---------------
                                                               2,654,900
                                                           ---------------
CONGLOMERATE AND AEROSPACE ( 0.5% )
Boeing Co. .........................          5,100              225,357
Cordant Technologies, Inc. .........          2,400              108,450
Ducommun, Inc. + ...................          9,900              118,181
Kellstrom Industries, Inc. + .......         10,301              188,088
Northrop Grumman Corp. .............          4,000              265,250
                                                           ---------------
                                                                 905,326
                                                           ---------------
CONSUMER FINANCE ( 0.2% )
Crescent Operating, Inc. + .........            520                3,543
Federal Home Loan Mortgage Corp. ...            900               52,200
Federal National Mortgage
 Association........................          4,300              294,012
                                                           ---------------
                                                                 349,755
                                                           ---------------
CONSUMER PRODUCTS ( 0.4% )
Church & Dwight Co., Inc. ..........          2,100               91,350
Procter & Gamble Co. ...............          8,300              740,775
                                                           ---------------
                                                                 832,125
                                                           ---------------
CONSUMER SERVICES ( 1.4% )
Extended Stay America, Inc. + ......         57,200              686,400
Foodmaker, Inc. + ..................         14,700              417,112
H&R Block, Inc. ....................          2,800              140,000
Harrah's Entertainment, Inc. + .....          5,300              116,600
Lakes Gaming, Inc. + ...............          8,450               92,422
National R.V. Holdings, Inc. + .....         15,950              386,788
Park Place Entertainment Corp. + ...         34,200              331,313
Sonic Corp. + ......................         12,700              414,337
Tricon Global Restaurants, Inc. + ..          3,000              162,375
                                                           ---------------
                                                               2,747,347
                                                           ---------------
CONSUMER SPECIALTIES ( 0.7% )
Brunswick Corp. ....................         29,500              822,312
JAKKS Pacific, Inc. + ..............         14,300              426,319
Russ Berrie & Co., Inc. ............          4,700              116,325
THQ, Inc. + ........................          3,500              100,625
                                                           ---------------
                                                               1,465,581
                                                           ---------------
DATA AND IMAGING SERVICES ( 3.2% )
Adobe Systems, Inc. ................         11,700              961,228
Advanced Digital Information Corp. +          5,900              238,950
America Online, Inc. ...............          1,000              110,500
Avant! Corp. + .....................          1,500               18,938
Computer Associates International,
 Inc................................         20,100            1,105,500
Datastream Systems,  Inc. + ........          3,500               56,000


56 See Notes to Portfolio of Investments.


                                        NUMBER OF             MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
UNITED STATES (CONTINUED)
DATA AND IMAGING SERVICES (CONTINUED)
International Telecommunications
 Data Systems, Inc. + ..............          3,300          $    52,800
Microsoft Corp. + ..................         22,600            2,038,237
Oracle Corp. + .....................         14,600              542,025
Progress Software Corp. + ..........         12,600              355,950
RealNetworks, Inc. + ...............            600               41,325
Remedy Corp. + .....................          5,700              153,188
SERENA Software, Inc. + ............         17,200              231,125
WebTrends Corp. + ..................          4,100              189,112
Xircom, Inc. + .....................          6,900              207,431
                                                           ---------------
                                                               6,302,309
                                                           ---------------
DISCRETIONARY RETAIL ( 2.6% )
American Eagle Outfitters, Inc. + ..         17,200              782,600
Building Materials Holding Corp. + .          5,500               63,250
CDW Computer Centers, Inc. + .......          1,200               52,800
Circuit City Stores, Inc. ..........          1,700              158,100
Dayton Hudson Co. ..................          2,000              130,000
Dillards, Inc. .....................         19,000              667,375
Federated Department Stores, Inc. +          15,600              825,825
Footstar, Inc. + ...................          1,200               44,625
Gap, Inc. ..........................          9,000              453,375
Hollywood Entertainment Corp. + ....          2,100               41,081
Kohl's Corp. + .....................            500               38,594
Lowe's Co., Inc. ...................         10,900              617,894
Micro Warehouse, Inc. + ............            500                8,938
Musicland Stores Corp. + ...........         20,100              178,387
Sonic Automotive, Inc. + ...........          3,000               41,250
Tandy Corp. ........................          2,800              136,850
TJX Companies, Inc. ................         11,200              373,100
Tractor Supply Co. + ...............          3,200               87,400
Transport World Entertainment Corp.
 +..................................          1,254               14,107
Zale Corp. + .......................         12,500              500,000
                                                           ---------------
                                                               5,215,551
                                                           ---------------
DIVERSIFIED FINANCIAL SERVICES ( 0.6% )
Citigroup Inc. .....................         13,050              619,875
Merry Land Properties, Inc. + ......            660                3,259
Providian Financial Corp. ..........          4,950              462,825
Trammell Crow Co. + ................          5,200               85,475
                                                           ---------------
                                                               1,171,434
                                                           ---------------
DRUGS ( 0.9% )
Bristol-Myers Squibb Co. ...........          9,700              683,244
Johnson & Johnson ..................          1,200              117,600
Medicis Pharmaceutical Corp. + .....          2,500               63,437
Merck & Co., Inc. ..................          7,800              577,200
Roberts Pharmaceutical Corp. + .....         12,400              300,700
                                                           ---------------
                                                               1,742,181
                                                           ---------------
ELECTRIC UTILITIES ( 0.2% )
Allegheny Energy, Inc. .............            300                9,619
Florida Progress Corp. .............          2,200               90,887
Mony Group Inc. + ..................            400               13,050

                                        NUMBER OF             MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
UNITED STATES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Niagara Mohawk Holdings Inc. + .....         16,700           $  268,244
                                                           ---------------
                                                                 381,800
                                                           ---------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 0.4% )
Rockwell International Corp. .......         12,000              729,000
                                                           -------------
ELECTRONIC MEDIA ( 0.7% )
CBS Corp. + ........................         11,800              512,562
Hollywood Park, Inc. + .............         11,900              202,300
King World Production, Inc. + ......         18,800              654,475
Pixar, Inc. + ......................          1,100               47,438
                                                           ---------------
                                                               1,416,775
                                                           ---------------
FOOD AND BEVERAGE ( 0.2% )
Coors (Adolph) Co. .................          1,400               69,300
Corn Products International, Inc. ..          2,300               70,006
IBP, Inc. ..........................          4,001               95,011
J&J Snack Foods Corp. + ............          6,200              148,800
M&F Worldwide Corp. + ..............         13,800              109,538
                                                           ---------------
                                                                 492,655
                                                           ---------------
FOOD AND DRUG RETAIL ( 0.9% )
Casey's General Stores, Inc. .......         14,000              210,000
CVS Corp. ..........................         14,800              751,100
Safeway, Inc. + ....................          5,700              282,150
SUPERVALU, Inc. ....................         18,900              485,494
                                                           ---------------
                                                               1,728,744
                                                           ---------------
FOREST PRODUCTS AND BUILDING MATERIALS ( 1.1% )
Ball Corp. .........................            400               16,900
Boise Cascade Corp. ................         14,200              608,825
Centex Construction Products, Inc. .          2,800               95,550
Georgia-Pacific Group ..............         13,200              625,350
Georgia-Pacific Corp. (Timber Group)          3,900               98,475
Lafarge Corp. ......................          2,500               88,594
Lone Star Industries, Inc. .........          9,200              345,575
Owens Corning ......................            700               24,062
Southdown, Inc. ....................          1,700              109,225
USG Corp. ..........................          1,100               61,600
Willamette Industries, Inc. ........            200                9,213
                                                           ---------------
                                                               2,083,369
                                                           ---------------
GAS UTILITIES ( 0.6% )
Energen Corp. ......................         16,200              301,725
Equitable Resources, Inc. ..........          2,100               79,275
Sempra Energy ......................         32,967              745,878
                                                           ---------------
                                                               1,126,878
                                                           ---------------
HEALTH SERVICES ( 0.2% )
AmeriPath, Inc. + ..................         24,200              208,725
Lincare Holdings Inc. + ............          6,100              152,500
PacifiCare Health Systems, Inc. ....            700               50,400
Professional Detailing, Inc. + .....          2,200               51,700
                                                           ---------------
                                                                 463,325
                                                           ---------------
HOUSING AND FURNISHINGS ( 1.2% )
Centex Corp. .......................          5,600              210,350


                                       See Notes to Portfolio of Investments. 57

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------

                                        NUMBER OF              MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
UNITED STATES (CONTINUED)
HOUSING AND FURNISHINGS (CONTINUED)
Kaufman & Broad Home Corp. .........          4,800            $ 119,400
Lennar Corp. .......................          8,900              213,600
MDC Holdings, Inc. .................         37,200              799,800
Pulte Corp. ........................          7,400              170,662
Ryland Group, Inc. .................         20,500              608,594
Toll Brothers, Inc. + ..............          2,500               53,594
Winsloew Furniture, Inc. + .........          5,000              168,125
                                                           ---------------
                                                               2,344,125
                                                           ---------------
INDUSTRIAL SERVICES ( 0.0% )
Modtech, Inc. + ....................          1,361               15,481
Reckson Service Industries, Inc. + .          1,792               27,104
                                                           ---------------
                                                                  42,585
                                                           ---------------
INSURANCE ( 0.7% )
Conseco, Inc. ......................          4,700              143,056
Lincoln National Corp. .............         14,600              763,763
Marsh & McLennan Co., Inc. .........          5,000              377,500
                                                           ---------------
                                                               1,284,319
                                                           ---------------
INVESTMENT SERVICES ( 0.9% )
Lehman Brothers Holdings Inc. ......         12,600              784,350
Morgan Stanley Dean Witter & Co. ...          9,200              943,000
                                                           ---------------
                                                               1,727,350
                                                           ---------------
MAJOR TELECOMMUNICATIONS ( 0.9% )
Bell Atlantic Corp. ................          8,800              575,300
BellSouth Corp. ....................         20,700              970,312
CenturyTel, Inc. ...................          5,150              204,713
                                                           ---------------
                                                               1,750,325
                                                           ---------------
MISCELLANEOUS METALS ( 0.1% )
Titanium Metals Corp. ..............         11,500              127,938
                                                           -------------
OIL ( 1.1% )
Kerr-McGee Corp. ...................          2,300              115,431
Penn Virginia Corp. ................          6,900              136,275
Pennzoil-Quaker State Co. + ........          2,200               33,000
Sunoco Inc. ........................         15,800              476,962
Swift Energy Co. + .................         38,100              407,194
Tesoro Petroleum Corp. + ...........         55,100              878,156
Ultramar Diamond Shamrock Corp. ....          2,500               54,531
Union Pacific Resources Group Inc. .          1,400               22,838
                                                           ---------------
                                                               2,124,387
                                                           ---------------
OIL SERVICES ( 0.9% )
Atwood Oceanics, Inc. + ............          3,700              115,625
Eagle Geophysical, Inc. + ..........          1,928                1,446
Helmerich & Payne, Inc. ............         28,600              681,037
Pool Energy Services Co. + .........          7,900              160,469
Pride International, Inc. + ........         29,700              313,706
Seitel, Inc. + .....................         30,000              485,625
Tidewater, Inc. ....................            900               27,450
Transocean Offshore, Inc. ..........          3,100               81,375
                                                           ---------------
                                                               1,866,733
                                                           ---------------
OTHER TELECOMMUNICATIONS ( 0.2% )
CapRock Communications Corp. + .....         10,100              409,050

                                        NUMBER OF              MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
UNITED STATES (CONTINUED)
OTHER TELECOMMUNICATIONS (CONTINUED)
Citizens Utilities Co. + ...........          1,116        $      12,416
                                                           ---------------
                                                                 421,466
                                                           ---------------
PRINT MEDIA ( 0.9% )
Central Newspapers, Inc. ...........            900               33,863
Harte-Hanks,  Inc. .................          2,400               65,100
Knight-Ridder, Inc. ................         24,400            1,340,475
McClatchy Co. ......................          1,700               56,312
SEI Investments Co. ................          1,400              123,550
Times Mirror Co. ...................          2,300              136,275
                                                           ---------------
                                                               1,755,575
                                                           ---------------
PRODUCER GOODS ( 1.0% )
FMC Corp. + ........................          5,700              389,381
Ingersoll-Rand Co. .................          8,200              529,925
Milacron, Inc. .....................          3,400               62,900
RTI International Metals, Inc. + ...          9,800              143,937
Tecumseh Products Co. ..............          1,400               84,788
Transportation Technologies
 Industries, Inc. + ................          8,600              113,950
Tyco International Ltd. ............          2,101              199,070
Varlen Corp. .......................         12,875              521,437
                                                           ---------------
                                                               2,045,388
                                                           ---------------
REAL ESTATE INVESTMENT TRUSTS ( 23.1% )
AMB Property Corp. .................          1,400               32,900
American Health Properties, Inc. ...          8,400              169,050
Apartment Investment & Management
 Co.................................         37,100            1,586,025
Archstone Communities Trust ........         19,800              434,362
Avalon Bay Communities, Inc. .......         16,213              599,881
Beacon Capital + + .................         25,900              398,213
Bedford Property Investors, Inc. ...          4,100               73,288
Boston Properties, Inc. ............         36,600            1,313,025
Boykin Lodging Co. .................          5,800               89,175
Bradley Real Estate, Inc. ..........         11,100              230,325
Brandywine Realty Trust ............         27,600              546,825
Cabot Industrial Trust .............          6,300              133,875
Camden Property Trust ..............         53,193            1,476,106
Capital Automotive REIT ............         17,400              230,550
Captec Net Lease Realty, Inc. ......          9,700              131,556
CBL & Associates Properties, Inc. ..         25,200              664,650
Chateau Communities, Inc. ..........         12,000              359,250
Colonial Properties Trust ..........         30,800              870,100
Crescent Real Estate Equities, Inc.          46,200            1,097,250
Criimi Mae, Inc. ...................         20,300               45,675
Developers Diversified Realty Corp.          56,900              945,962
Duke Realty Investments, Inc. ......         79,900            1,802,744
Equity Office Properties Trust .....        100,000            2,562,500
Equity One, Inc. ...................          6,300               62,213
Equity Residential Properties Trust          63,496            2,861,288
Essex Property Trust, Inc. .........         24,900              880,837
FelCor Lodging Trust Inc. ..........         10,200              211,650
First Industrial Realty Trust, Inc.          18,300              502,106

58 See Notes to Portfolio of Investments.


                                        NUMBER OF             MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Glenborough Realty Trust, Inc. .....         34,300             $600,250
Glimcher Realty Trust ..............         14,600              237,250
Golf Trust of America, Inc. ........         23,500              574,281
Health Care REIT, Inc. .............         17,400              404,550
Healthcare Realty Trust, Inc. ......         23,291              489,111
Home Properties of New York, Inc. ..         28,500              787,312
Hospitality Properties Trust .......         17,700              480,112
HRPT Properties Trust ..............        105,900            1,621,594
Imperial Credit Commercial Mortgage
 Investment Corp. ..................          5,100               55,144
Innkeepers USA Trust ...............         17,600              176,000
Kilroy Realty Corp. ................         15,300              372,938
Kimco Realty Corp. .................         42,800            1,674,550
Koger Equity, Inc. .................         16,500              304,219
Lexington Corporate Properties Trust          4,900               56,963
Liberty Property Trust .............         92,900            2,310,887
Manufactured Home Communities, Inc.          10,000              260,000
Meditrust Companies Corp. ..........         44,700              583,894
Mid-America Apartment Communities,
 Inc................................          7,300              168,813
National Golf Properties, Inc. .....          5,700              138,581
OMEGA Healthcare Investors, Inc. ...         41,900            1,081,544
Pan Pacific Retail Properties, Inc.          11,100              215,063
Parkway Properties, Inc. ...........         17,600              583,000
Post Properties, Inc. ..............         59,300            2,431,300
Prentiss Properties Trust ..........         23,000              540,500
Prime Retail, Inc. .................         17,200              149,425
PS Business Parks, Inc. ............         23,900              582,562
Public Storage, Inc. ...............          9,016              252,448
Ramco-Gerhenson Properties Trust ...          4,900               79,625
Reckson Associates Realty Corp. ....         23,900              561,650
Reckson Associates Realty Corp. ....          3,831               91,465
Regency Realty Corp. ...............         10,100              221,569
RFS Hotel Investors, Inc. ..........          8,600              108,038
Shurgard Storage Centers, Inc. .....          6,900              187,163
Simon Property Group, Inc. .........         47,700            1,210,387
Sovran Self Storage, Inc. ..........          9,600              258,600
Spieker Properties, Inc. ...........         23,600              917,450
Starwood Financial Trust ...........            216               13,392
Starwood Hotels & Resort Worldwide,
 Inc................................         58,900            1,800,131
Summit Properties Inc. .............         22,200              438,450
Sun Communities, Inc. ..............          8,250              292,875
United Dominion Realty Trust, Inc. .         22,600              265,550
Vornado Operating Co. + ............          1,365               10,920
Vornado Realty Trust ...............         27,300              964,031
Walden Residential Properties, Inc.          11,600              249,400
Weeks Corp. ........................          4,800              146,400
Westfield America, Inc. ............         13,700              206,356
                                                           ---------------
                                                              45,467,124
                                                           ---------------
SEMICONDUCTORS AND ELECTRONICS ( 2.5% )
Alpha Industries, Inc. + ...........          1,100               52,388
ANADIGICS, Inc. + ..................          1,800               66,600

                                        NUMBER OF             MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
UNITED STATES (CONTINUED)
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Applied Materials, Inc. + ..........         10,200           $  753,525
Intel Corp. ........................         23,200            1,380,400
Lattice Semiconductor Corp. + ......          3,800              236,550
Level One Communications, Inc. + ...          6,700              327,881
Linear Technology Corp. ............            800               53,800
Lucent Technologies, Inc. ..........          8,600              579,962
Park Electrochemical Corp. .........          6,000              172,500
Plexus Corp. + .....................          4,600              138,575
Sawtek, Inc. .......................          1,800               82,575
Texas Instruments, Inc. ............          6,500              942,500
Vitesse Semiconductor Corp. + ......          1,300               87,669
                                                           ---------------
                                                               4,874,925
                                                           ---------------
SPECIALTY CHEMICALS ( 0.2% )
Albemarle Corp. ....................          2,900               67,063
Octel Corp. + ......................         20,200              252,500
                                                           ---------------
                                                                 319,563
                                                           ---------------
STEEL ( 0.0% )
Cleveland-Cliffs, Inc. .............          1,200               38,850
                                                           -------------
SURFACE TRANSPORT ( 0.0% )
Covenant Transport, Inc. ...........          1,300               20,475
                                                           -------------
TEXTILES AND APPAREL ( 0.4% )
Authentic Fitness Corp. ............          6,800              119,000
Jones Apparel Group, Inc. + ........          2,400               82,350
K-Swiss Inc. .......................         13,500              627,750
                                                           ---------------
                                                                 829,100
                                                           ---------------
TOBACCO ( 0.1% )
Schweitzer-Mauduit International,
 Inc................................          8,700              130,500
                                                           ---------------
TOTAL UNITED STATES (COST $105,452,531)                      110,527,716
                                                           ---------------
FOREIGN COMMON STOCKS ( 13.0% )
AUSTRALIA ( 0.6% )
Amcor Ltd.
 (Forest Products and Building
 Materials).........................         61,900              344,079
Foster's Brewing Group Ltd.
 (Food and Beverage) ...............        127,200              358,497
Telstra Corp. Ltd.
 (Other Telecommunications) + ......        101,100              579,310
                                                           ---------------
TOTAL AUSTRALIA                                                1,281,886
                                                           ---------------
CANADA ( 0.7% )
Alcan Aluminum Ltd. (Aluminum) .....         21,100              673,881
BCE Inc. (Other Telecommunications)           6,600              319,945
Canadian National Railway Co.
 (Surface Transport) ...............          3,000              201,000
Trizec Hahn Corp.
 (Real Estate Investment Trusts) ...         10,400              211,900
                                                           ---------------
TOTAL CANADA                                                   1,406,726
                                                           ---------------
DENMARK ( 0.6% )
Carli Gry International A/S
 (Textiles and Apparel) ............         14,800              312,792


                                       See Notes to Portfolio of Investments. 59

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------

                                        NUMBER OF              MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
DENMARK (CONTINUED)
Novo-Nordisk A/S (Drugs) ...........          3,400            $ 367,325
Tele Danmark A/S
 (Other Telecommunications) ........          8,600              423,303
                                                           ---------------
TOTAL DENMARK                                                  1,103,420
                                                           ---------------
FINLAND ( 0.4% )
Nokia Corp., ADR
 (Semiconductors and Electronics) ..          5,400              494,438
Pohjola Group Insurance Corp.
 (Insurance)........................          6,600              338,627
                                                           ---------------
TOTAL FINLAND                                                    833,065
                                                           ---------------
FRANCE ( 1.3% )
Accor SA (Consumer Services) .......            700              175,785
Alstom (Industrial Services) + .....          6,600              207,601
Axa (Insurance) ....................          1,200              146,403
Carrefour SA (Food and Drug Retail)           1,200              176,352
Elf Aquitaine SA (Oil) .............          2,250              330,197
Gemini Sogeti SA
 (Data and Imaging Services) .......          2,500              392,925
Groupe Danone (Food and Beverage) ..          1,200              309,390
Societe Generale (Banks and Thrifts)          1,200              211,499
STMicroelectronics (Semiconductors
 and Electronics) ..................          4,200              279,812
Vivendi (Conglomerate and Aerospace)          3,927              318,121
                                                           ---------------
TOTAL FRANCE                                                   2,548,085
                                                           ---------------
GERMANY ( 0.8% )
Bayericshe Hypo-und Vereinsb
 (Banks and Thrifts) + .............          3,650              237,148
DaimlerChrysler AG (Automotive) ....          2,158              186,946
Deutsche Pfandbrief & Hypothekenbank
 AG (Banks and Thrifts) ............          3,500              317,641
Douglas Holding AG (Discretionary
 Retail)............................          2,800              125,612
Fresenius Medical Care AG
 (Biotech and Medical Products) ....          3,700              220,935
Gehe AG (Health Services) ..........          4,700              216,181
Mannesmann AG (Producer Goods) .....          2,000              298,458
                                                           ---------------
TOTAL GERMANY                                                  1,602,921
                                                           ---------------
HONG KONG ( 0.1% )
First Pacific Co. Ltd. (Producer
 Goods).............................        264,000              224,568
                                                           -------------
IRELAND ( 0.4% )
Allied Irish Banks (Banks and
 Thrifts)...........................         18,118              238,235
CRH Plc
 (Forest Products and Building
 Materials).........................         18,227              323,317
Waterford Wedgewood
 (Housing and Furnishings) .........        230,482              237,696
                                                           ---------------
TOTAL IRELAND                                                    799,248
                                                           ---------------
ITALY ( 0.3% )
Banca del Nazionale Lavoro
 (Banks and Thrifts) + .............         70,400              221,441
Telecom Italia SpA
 (Other Telecommunications) ........         32,200              334,735
                                                           ---------------
TOTAL ITALY                                                      556,176
                                                           ---------------
JAPAN ( 1.9% )
Fuji Heavy Industries Ltd.
 (Automotive).......................         35,000              270,076

                                        NUMBER OF              MARKET
                                          SHARES               VALUE
                                      ----------------     ---------------
JAPAN (CONTINUED)
Kita Kyushu Coca-Cola Bottling Co.
 (Food and Beverage) ...............          7,400         $    420,621
Meitec Corp. (Commercial Services) .         10,000              334,600
Mizuno Corp. (Consumer Specialties)          28,000              105,949
NTT Mobile Communication Network,
 Inc. (Other Telecommunications) + .            250              338,731
Promise Co., Ltd. (Consumer Finance)          6,000              354,429
Seino Transportation Co. Ltd.
 (Surface Transport) ...............         52,000              309,319
Shin-Etsu Chemical Co., Ltd.
 (Specialty Chemicals) .............         12,000              401,520
SoftBank Corp.
 (Semiconductors and Electronics) ..          2,700              546,737
Sony Corp. (Housing and Furnishings)          3,800              409,699
Terumo Corp.
 (Biotech and Medical Products) ....         14,000              311,715
                                                           ---------------
TOTAL JAPAN                                                    3,803,396
                                                           ---------------
MEXICO ( 0.1% )
Telefonos de Mexico SA, ADR
 (Other Telecommunications) ........          2,700              218,194
                                                           -------------
NETHERLANDS ( 1.2% )
Akzo Nobel NV (Specialty Chemicals)           4,800              201,970
ING Groep NV
 (Diversified Financial Services) ..          7,704              417,120
Koninklijke Ahold NV
 (Food and Drug Retail) ............          5,769              198,716
Nutreco Holding NV (Food and Drug
 Retail)............................          6,900              244,789
Royal Dutch Petroleum Co. (Oil) ....          7,900              475,975
United Pan-Europe Communications NV
 (Electronic Media) + ..............          4,600              249,533
Vendex KBB N.V. (Discretionary
 Retail)............................          7,900              211,014
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) .....................          7,100              283,736
                                                           ---------------
TOTAL NETHERLANDS                                              2,282,853
                                                           ---------------
NEW ZEALAND ( 0.1% )
Fernz Corp. Ltd. (Specialty
 Chemicals).........................         43,100              124,699
                                                           -------------
NORWAY ( 0.8% )
Christiania Bank Og Kredkasse
 (Banks and Thrifts) ...............         93,200              335,034
Merkantildata ASA
 (Data and Imaging Services) .......         21,700              209,489
Ocean Rig ASA (Oil Services) + .....      1,189,950              358,232
Petroleum Geo-Services (Oil
 Services) + .......................         20,900              314,595
Tomra Systems ASA (Producer Goods) .          9,600              360,953
                                                           ---------------
TOTAL NORWAY                                                   1,578,303
                                                           ---------------
SPAIN ( 0.3% )
Telefonica de Espana
 (Major Telecommunications) ........          4,300              207,140
Telefonica Publicidad e Informacion,
 S.A. (Consumer Services) ..........         16,800              335,255
                                                           ---------------
TOTAL SPAIN                                                      542,395
                                                           ---------------

60 See Notes to Portfolio of Investments.



                                        NUMBER OF              MARKET
                                          SHARES                VALUE
                                      ----------------     ---------------
SWEDEN ( 0.7% )
Autoliv, Inc. (Automotive) .........          5,000           $  152,317
Electrolux AB (Housing and
 Furnishings).......................          7,500              157,022
Securitas AB (Commercial Services) .         29,000              433,192
Skandinaviska Enskilda Banken
 (Banks and Thrifts) ...............         28,200              328,370
Svenska Cellulosa AB (Consumer
 Products)..........................         13,500              349,330
                                                           ---------------
TOTAL SWEDEN                                                   1,420,231
                                                           ---------------
SWITZERLAND ( 0.6% )
Fischer (Georg) AG (Producer Goods)             500              163,064
Roche Holding AG (Drugs) ...........             19              195,304
Sulzer AG (Conglomerate and
 Aerospace) + ......................            600              364,724
UBS AG (Banks and Thrifts) .........          1,400              417,857
                                                           ---------------
TOTAL SWITZERLAND                                              1,140,949
                                                           ---------------
UNITED KINGDOM ( 2.1% )
BAA Plc (Commercial Services) ......         40,700              391,348
Bank of Scotland (Banks and Thrifts)         23,450              310,500
British Telecom Plc
 (Other Telecommunications) ........         31,425              526,559
Cable & Wireless Plc
 (Other Telecommunications) + ......         15,000              191,166
Dixons Group Plc (Discretionary
 Retail)............................          9,800              183,056
General Electric Co. Plc
 (Conglomerate and Aerospace) ......         19,700              200,914
Glaxo Wellcome Plc (Drugs) .........            132                3,668
Granada Group Plc (Electronic Media)
 +..................................         15,327              284,363
Hanson Plc (Conglomerate and
 Aerospace).........................         21,200              188,308
Kingfisher Plc (Discretionary
 Retail)............................         26,563              305,660
MEPC Plc (Diversified Financial
 Services)..........................         22,700              184,635
National Westminster Bank Plc
 (Banks and Thrifts) ...............         11,173              236,881
SmithKline Beecham Plc (Drugs) .....         24,079              312,945
Vodafone Group Plc
 (Other Telecommunications) ........         26,377              519,726
WPP Group Plc (Commercial Services)          38,100              322,206
                                                           ---------------
TOTAL UNITED KINGDOM                                           4,161,935
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS (COST $22,809,742)                25,629,050
                                                           ---------------
TOTAL COMMON STOCKS (COST $128,262,273)                      136,156,766
                                                           ---------------
                                        PRINCIPAL
                                          AMOUNT
                                      ----------------
LONG-TERM BONDS AND NOTES ( 27.9% )
CORPORATE BONDS ( 7.2% )
BankAmerica Corp.,7.88%,12/01/02 ...    $ 1,000,000            1,047,520
Chemical Master Credit Card Trust,
 7.09%,02/15/09 ....................        640,000              652,000
Conoco Inc.,5.90%,04/15/04 .........        330,000              322,007
Enron Oil & Gas Corp.,6.50%,12/01/07        800,000              762,792
Fifth Third Banc,6.75%,07/15/05 ....        250,000              246,958
Ford Motor Credit
 Corp.,6.63%,10/01/28...............      1,070,000              963,193

                                        PRINCIPAL              MARKET
                                          AMOUNT               VALUE
                                      ----------------     ---------------
CORPORATE BONDS (CONTINUED)
General Motors Acceptance Corp.,
 6.18%,05/15/33 ....................    $ 2,200,000          $ 2,085,259
GTE Corp.,9.38%,12/01/00 ...........        900,000              940,644
Guidant Corp.,6.15%,02/15/06 .......        700,000              647,745
Heller Financial,
 Inc.,6.35%,08/15/99 ++ ............        200,000              200,102
Household Finance
 Corp.,5.88%,09/25/04...............        625,000              601,444
IMC Global, Inc.,7.63%,11/01/05 ....        850,000              861,619
Korean Development
 Bank,7.13%,09/17/01................        700,000              692,328
National Australia
 Bank,6.40%,12/10/07................      1,000,000              983,710
Norwest Financial,
 Inc.,5.38%,09/30/03................        625,000              599,800
Tenet Healthcare
 Corp.,7.88%,01/15/03...............        750,000              735,390
Tyco International Group SA,
 6.13%,01/15/09 ....................      1,200,000            1,117,728
USA Waste Management, Inc.,
 6.13%,07/15/01 ....................        625,000              621,256
                                                           ---------------
TOTAL CORPORATE BONDS (COST $14,637,069)                      14,081,495
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ( 7.9% )
Federal National Mortgage
 Association,6.00%,06/01/28 -
 02/01/29...........................      5,061,113            4,759,015
Federal National Mortgage
 Association - Convertible
 Loan,6.50%,02/01/28................      1,809,683            1,752,645
Government National Mortgage
 Association,6.50%,01/15/29.........      3,097,569            2,989,845
Government National Mortgage
 Association,7.00%,12/15/27 -
 02/15/28...........................      4,246,476            4,201,547
Government National Mortgage
 Association,7.50%,12/15/23.........      1,354,251            1,371,059
Government National Mortgage
 Association,8.00%,07/15/24.........        528,490              543,897
                                                           ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES       15,618,008
 (COST $16,185,066)
                                                           ---------------
U.S. GOVERNMENT OBLIGATIONS ( 12.8% )
U.S. Treasury Bond,5.25%,11/15/28 ..        595,000              527,414
U.S. Treasury Bond,7.25%,08/15/04 ..        250,000              265,938
U.S. Treasury Note,
 5.25%,08/15/03 - 05/15/04..........      12,256,00           12,046,891
U.S. Treasury Note,5.38%,06/30/03 ..        950,000              938,571
U.S. Treasury Note,
 5.50%,03/31/03 - 05/15/09..........      8,580,000            8,465,145
U.S. Treasury Note,
 6.50%,05/31/02 - 10/15/06..........      2,760,000            2,845,194
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $24,954,212)          25,089,153
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST $55,776,347)            54,788,656
                                                           ---------------
SHORT-TERM INVESTMENTS ( 1.6% )
Sheffield Receivables Corp.,
 5.75%,07/01/99 ++ .................      1,866,000            1,866,000
U.S. Treasury Bill,4.43%,08/19/99 @         100,000               99,397


                                        See Notes to Portfolio of Investmets. 61

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------

                                        PRINCIPAL              MARKET
                                          AMOUNT               VALUE
                                      ----------------     ---------------
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. Treasury Bill,4.48%,08/19/99 @     $ 1,100,000          $ 1,093,457
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,058,854)                 3,058,854
                                                           ---------------
TOTAL INVESTMENTS (COST $187,097,474)(a)                     194,004,276
OTHER ASSETS LESS LIABILITIES                                  2,527,673
                                                           ---------------
TOTAL NET ASSETS                                            $196,531,949
                                                           ---------------


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $188,148,922. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains............................            $15,344,655
Unrealized losses...........................             (9,489,301)
                                              ---------------------
 Net unrealized gain........................            $ 5,855,354
                                              =====================


Information concerning open futures contracts at June 30, 1999 is shown below:

                          NO. OF        INITIAL      EXPIRATION      UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  ----------------
    LONG CONTRACTS
----------------------
DAX Index Futures.....      14        $ 1,990,136     Sept 99       $   (44,165)
CAC 40 Index Futures..      21            994,609     Sept 99            (6,012)
FTSE 100 Index Futures       6            630,904     Sept 99           (26,356)
Long-Term EURO
Bonds Futures.........      11          1,279,647     Sept 99           (21,441)
Swiss Government
Bond Futures..........      13          1,076,676     Sept 99           (18,732)
TOPIX Index Futures...      16          1,829,933     Sept 99            37,302
                                      -----------                   -----------
                                       $7,801,905                    $  (79,404)
                                      ===========                   ===========



+ Non-income producing security.
+ Restricted security.  This security has been determined to be illiquid under guidelines established by the Board of Directors.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.


Information concerning restricted securities at June 30, 1999 is shown below:

                                        ACQUISITION
                                            DATE                  COST
                                    --------------------  ---------------------
Beacon Capital ...................        03/17/98             $  518,000
Heller Financial, Inc. ...........        08/15/97                200,011
Sheffield Receivables Corp. ......        06/29/99              1,866,000
                                                               ----------
                                                               $2,584,011
                                                               ==========


The market value of the total restricted securities above represent 1.25% of the total net assets.

Category percentages are based on net assets.



62 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
LEGACY
--------------------------------------------------------------------------------


                                         NUMBER OF             MARKET
                                          SHARES                VALUE
                                       ---------------     ---------------
COMMON STOCKS ( 49.4% )
UNITED STATES ( 39.4% )
AIR TRANSPORT ( 0.3% )
Alaska Air Group, Inc. + ............            700            $ 29,225
Delta Air Lines, Inc. ...............          5,700             328,463
                                                           ---------------
                                                                 357,688
                                                           ---------------
AUTO PARTS AND HARDWARE ( 0.4% )
Black & Decker Corp. ................          2,400             151,500
Cooper Tire & Rubber Co. ............         14,500             342,562
Standard Motor Products, Inc. .......            500              12,250
                                                           ---------------
                                                                 506,312
                                                           ---------------
AUTOMOTIVE ( 0.3% )
Delphi Automotive Systems Corp. .....          1,608              29,840
Ford Motor Co. ......................          4,000             225,750
General Motors Corp. + ..............          2,300             151,800
                                                           ---------------
                                                                 407,390
                                                           ---------------
BANKS AND THRIFTS ( 1.2% )
Alliance Bancorp ....................            900              20,925
Chase Manhattan Corp. ...............          5,500             476,437
Dime Bancorp, Inc. ..................            500              10,063
Golden State Bancorp, Inc. ..........         11,400             250,800
Golden West Financial Corp. .........          2,200             215,600
J.P. Morgan & Co. ...................          1,500             210,750
Republic New York Corp. .............          6,300             429,581
                                                           ---------------
                                                               1,614,156
                                                           ---------------
BIOTECH AND MEDICAL PRODUCTS ( 1.6% )
Alpharma, Inc. ......................          7,200             256,050
Amgen, Inc. + .......................          5,300             322,637
Bio-Rad Labs, Inc. + ................          8,400             219,450
Copley Pharmaceutical, Inc. + .......          2,700              27,675
Datascope Corp. + ...................            800              25,700
Empi Inc. + .........................          1,000              24,375
Genzyme Corp. + .....................            500              24,250
Genzyme Surgical Products Corp. .....             90                 394
Gliatech Inc. + .....................          3,200              81,600
Hanger Orthopedic Group, Inc. + .....          6,500              92,219
IDEC Pharmaceuticals Corp. + ........            600              46,238
Mallinckrodt Inc. ...................          7,300             265,537
Molecular Devices Corp. + ...........          2,600              97,500
OEC Medical Systems, Inc. + .........          8,500             208,250
Osteotech, Inc. + ...................          1,900              54,625
VISX, Inc. + ........................          3,000             237,563
Xomed Surgical Products, Inc. + .....          2,500             121,719
                                                           ---------------
                                                               2,105,782
                                                           ---------------
CHEMICALS ( 0.3% )
Dow Chemical Co. ....................          3,000             380,625
                                                           -------------
COMMERCIAL SERVICES ( 0.4% )
CDI Corp. + .........................          1,400              47,688
Franklin Covey Co. + ................          7,500              55,312
Galileo International, Inc. .........            300              16,031
Mail-Well, Inc. + ...................          1,700              27,519

                                         NUMBER OF              MARKET
                                          SHARES                VALUE
                                       ---------------     ---------------
UNITED STATES (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
Modis Professional Services + .......          2,100          $   28,875
Ogden Corp. .........................          1,500              40,406
Valassis Communications, Inc. + .....          5,800             212,425
World Color Press, Inc. + ...........          6,500             178,750
                                                           ---------------
                                                                 607,006
                                                           ---------------
COMPUTERS ( 1.0% )
Apple Computer, Inc. + ..............          9,700             449,231
Hewlett Packard Co. .................          7,100             713,550
International Business Machines Corp.          1,100             142,175
Melita International Corp. + ........          6,200              83,700
                                                           ---------------
                                                               1,388,656
                                                           ---------------
CONGLOMERATE AND AEROSPACE ( 0.4% )
Cordant Technologies, Inc. ..........          1,200              54,225
Ducommun, Inc. + ....................          6,202              74,239
Kellstrom Industries, Inc. + ........          4,400              80,300
Northrop Grumman Corp. ..............          4,100             271,881
                                                           ---------------
                                                                 480,645
                                                           ---------------
CONSUMER FINANCE ( 0.2% )
Federal Home Loan Mortgage Corp. ....          1,300              75,400
Federal National Mortgage Association          2,101             143,592
                                                           ---------------
                                                                 218,992
                                                           ---------------
CONSUMER PRODUCTS ( 0.3% )
Church & Dwight Co., Inc. ...........          1,100              47,850
Procter & Gamble Co. ................          3,900             348,075
                                                           ---------------
                                                                 395,925
                                                           ---------------
CONSUMER SERVICES ( 0.6% )
Argosy Gaming Co. + .................          1,500              13,219
Extended Stay America, Inc. + .......         22,000             264,000
Foodmaker, Inc. + ...................          6,700             190,112
Harrah's Entertainment, Inc. + ......            900              19,800
Lakes Gaming, Inc. + ................          3,800              41,563
National R.V. Holdings, Inc. + ......          5,350             129,737
Park Place Entertainment Corp. + ....         15,600             151,125
Tricon Global Restaurants, Inc. + ...          1,000              54,125
                                                           ---------------
                                                                 863,681
                                                           ---------------
CONSUMER SPECIALTIES ( 0.5% )
Brunswick Corp. .....................         14,900             415,338
JAKKS Pacific, Inc. + ...............          6,900             205,706
Russ Berrie & Co., Inc. .............          2,400              59,400
                                                           ---------------
                                                                 680,444
                                                           ---------------
DATA AND IMAGING SERVICES ( 2.0% )
Adobe Systems, Inc. .................          3,200             262,900
Advanced Digital Information Corp. +           1,500              60,750
America Online, Inc. ................            500              55,250
Avant! Corp. + ......................            700               8,838
Computer Associates International,
 Inc.................................         10,200             561,000
Datastream Systems,  Inc. + .........          1,700              27,200


                                       See Notes to Portfolio of Investments. 63

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
LEGACY (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER OF            MARKET
                                          SHARES               VALUE
                                       ---------------     ---------------
UNITED STATES (CONTINUED)
DATA AND IMAGING SERVICES (CONTINUED)
International Telecommunications Data
 Systems, Inc. + ....................          1,600          $   25,600
Microsoft Corp. + ...................         10,700             965,006
Oracle Corp. + ......................          4,000             148,500
Progress Software Corp. + ...........          3,200              90,400
RealNetworks, Inc. + ................            300              20,662
Remedy Corp. + ......................          3,000              80,625
SERENA Software, Inc. + .............         10,100             135,719
WebTrends Corp. + ...................          2,300             106,087
Xircom, Inc. + ......................          3,500             105,219
                                                           ---------------
                                                               2,653,756
                                                           ---------------
DISCRETIONARY RETAIL ( 1.8% )
American Eagle Outfitters, Inc. + ...          8,200             373,100
Building Materials Holding Corp. + ..          8,100              93,150
Cato Corp. (The) ....................          4,000              46,500
CDW Computer Centers, Inc. + ........            800              35,200
Dayton Hudson Co. ...................          1,100              71,500
Federated Department Stores, Inc. + .          8,500             449,969
Footstar, Inc. + ....................            700              26,031
Gap, Inc. ...........................          4,725             238,022
Kohl's Corp. + ......................            200              15,438
Lowe's Co., Inc. ....................          5,500             311,781
Micro Warehouse, Inc. + .............            200               3,575
Musicland Stores Corp. + ............         14,400             127,800
Sonic Automotive, Inc. + ............          1,500              20,625
Tandy Corp. .........................          1,400              68,425
TJX Companies, Inc. .................          8,400             279,825
Tractor Supply Co. + ................          1,600              43,700
Zale Corp. + ........................          6,200             248,000
                                                           ---------------
                                                               2,452,641
                                                           ---------------
DIVERSIFIED FINANCIAL SERVICES ( 0.4% )
Citigroup Inc. ......................          7,050             334,875
Merry Land Properties, Inc. + .......            365               1,802
Providian Financial Corp. ...........          2,250             210,375
Trammell Crow Co. + .................          2,100              34,519
                                                           ---------------
                                                                 581,571
                                                           ---------------
DRUGS ( 0.3% )
Bristol-Myers Squibb Co. ............          1,200              84,525
Johnson & Johnson ...................            600              58,800
Medicis Pharmaceutical Corp. + ......          1,300              32,987
Merck & Co., Inc. ...................          2,800             207,200
Roberts Pharmaceutical Corp. + ......          3,000              72,750
                                                           ---------------
                                                                 456,262
                                                           ---------------
ELECTRIC UTILITIES ( 0.1% )
Allegheny Energy, Inc. ..............            200               6,413
Florida Progress Corp. ..............            600              24,788
Mony Group Inc. + ...................            200               6,525
Niagara Mohawk Holdings Inc. + ......          9,000             144,562
                                                           ---------------
                                                                 182,288
                                                           ---------------

                                         NUMBER OF            MARKET
                                          SHARES               VALUE
                                       ---------------     ---------------
UNITED STATES (CONTINUED)
ELECTRICAL MACHINERY AND INSTRUMENTS ( 0.2% )
Rockwell International Corp. ........          4,900          $  297,675
                                                           -------------
ELECTRONIC MEDIA ( 0.8% )
CBS Corp. + .........................          7,600             330,125
Hollywood Park, Inc. + ..............          8,000             136,000
King World Production, Inc. + .......         16,200             563,962
Pixar, Inc. + .......................            600              25,875
                                                           ---------------
                                                               1,055,962
                                                           ---------------
FOOD AND BEVERAGE ( 0.3% )
Corn Products International, Inc. ...          1,200              36,525
IBP, Inc. ...........................          1,300              30,875
J&J Snack Foods Corp. + .............          8,800             211,200
M&F Worldwide Corp. + ...............         19,800             157,162
Pilgrim's Pride Corp. ...............            900              27,000
                                                           ---------------
                                                                 462,762
                                                           ---------------
FOOD AND DRUG RETAIL ( 0.6% )
Casey's General Stores, Inc. ........          6,200              93,000
CVS Corp. ...........................          7,800             395,850
SUPERVALU, Inc. .....................         13,300             341,644
                                                           ---------------
                                                                 830,494
                                                           ---------------
FOREST PRODUCTS AND BUILDING MATERIALS ( 0.6% )
Boise Cascade Corp. .................          6,500             278,687
Centex Construction Products, Inc. ..            900              30,713
Georgia-Pacific Group ...............          2,000              94,750
Georgia-Pacific (Timber Group) ......          2,200              55,550
Lafarge Corp. .......................          1,400              49,613
Lone Star Industries, Inc. ..........          5,000             187,812
Southdown, Inc. .....................          1,000              64,250
USG Corp. ...........................            600              33,600
Willamette Industries, Inc. .........            100               4,606
                                                           ---------------
                                                                 799,581
                                                           ---------------
GAS UTILITIES ( 0.3% )
Energen Corp. .......................          7,400             137,825
Equitable Resources, Inc. ...........          1,000              37,750
Sempra Energy .......................         11,308             255,844
                                                           ---------------
                                                                 431,419
                                                           ---------------
HEALTH SERVICES ( 0.1% )
Lincare Holdings Inc. + .............          5,700             142,500
PacifiCare Health Systems, Inc. .....            400              28,800
Professional Detailing, Inc. + ......          1,100              25,850
                                                           ---------------
                                                                 197,150
                                                           ---------------
HOUSING AND FURNISHINGS ( 0.8% )
Centex Corp. ........................          2,400              90,150
Lennar Corp. ........................          4,700             112,800
MDC Holdings, Inc. ..................          9,200             197,800
Pulte Corp. .........................          3,200              73,800
Ryland Group, Inc. ..................         10,100             299,844
Toll Brothers, Inc. + ...............          1,200              25,725
Winsloew Furniture, Inc. + ..........          8,100             272,362
                                                           ---------------
                                                               1,072,481
                                                           ---------------


64 See Notes to Portfolio of Investments.


                                          NUMBER OF            MARKET
                                          SHARES               VALUE
                                       ---------------     ---------------
UNITED STATES (CONTINUED)
INDUSTRIAL SERVICES ( 0.0% )

Modtech, Inc. + .....................            595            $  6,768
Reckson Service Industries, Inc. + ..          1,312              19,844
                                                           ---------------
                                                                  26,612
                                                           ---------------
INSURANCE ( 0.5% )
Conseco, Inc. .......................          1,200              36,525
Lincoln National Corp. ..............          7,200             376,650
Marsh & McLennan Co., Inc. ..........          4,200             317,100
                                                           ---------------
                                                                 730,275
                                                           ---------------
INVESTMENT SERVICES ( 0.1% )
Morgan Stanley Dean Witter & Co. ....          1,600             164,000
                                                           -------------
MAJOR TELECOMMUNICATIONS ( 0.4% )
Bell Atlantic Corp. .................          2,000             130,750
BellSouth Corp. .....................          8,400             393,750
CenturyTel, Inc. ....................            675              26,831
                                                           ---------------
                                                                 551,331
                                                           ---------------
MISCELLANEOUS METALS ( 0.1% )
Titanium Metals Corp. ...............          6,600              73,425
                                                           -------------
OIL ( 0.8% )
Belco Oil & Gas Corp. ...............         12,000              83,250
Kerr-McGee Corp. ....................          1,200              60,225
Penn Virginia Corp. .................         13,900             274,525
Pennzoil-Quaker State Co. + .........          1,200              18,000
Sunoco Inc. .........................          7,100             214,331
Tesoro Petroleum Corp. + ............         29,000             462,188
Ultramar Diamond Shamrock Corp. .....          1,300              28,356
Union Pacific Resources Group Inc. ..            700              11,419
                                                           ---------------
                                                               1,152,294
                                                           ---------------
OIL SERVICES ( 0.6% )
Atwood Oceanics, Inc. + .............          1,200              37,500
Eagle Geophysical, Inc. + ...........            726                 545
Helmerich & Payne, Inc. .............         14,600             347,662
Pool Energy Services Co. + ..........          4,100              83,281
Pride International, Inc. + .........         14,400             152,100
Seitel, Inc. + ......................         11,300             182,919
Transocean Offshore, Inc. ...........          1,700              44,625
                                                           ---------------
                                                                 848,632
                                                           ---------------
OTHER TELECOMMUNICATIONS ( 0.2% )
CapRock Communications Corp. + ......          5,000             202,500
Cincinnati Bell Inc. ................            400               9,975
Citizens Utilities Co. + ............            608               6,764
                                                           ---------------
                                                                 219,239
                                                           ---------------
PRINT MEDIA ( 0.9% )
Central Newspapers, Inc. ............            500              18,812
Harte-Hanks,  Inc. ..................          1,200              32,550
Knight-Ridder, Inc. .................         12,900             708,694
McClatchy Co. .......................            300               9,938
Meredith Corp. ......................            300              10,387
SEI Investments Co. .................            500              44,125
Times Mirror Co. ....................          6,300             373,275
                                                           ---------------
                                                               1,197,781
                                                           ---------------

                                         NUMBER OF             MARKET
                                          SHARES               VALUE
                                       ---------------     ---------------
UNITED STATES (CONTINUED)
PRODUCER GOODS ( 1.0% )
FMC Corp. + .........................          3,700          $  252,756
Ingersoll-Rand Co. ..................          3,900             252,038
Milacron, Inc. ......................          5,300              98,050
RTI International Metals, Inc. + ....          7,100             104,281
Tecumseh Products Co. ...............            900              54,506
Transportation Technologies
 Industries, Inc. + .................          4,700              62,275
Tyco International Ltd. .............          3,426             324,614
Varlen Corp. ........................          5,750             232,875
                                                           ---------------
                                                               1,381,395
                                                           ---------------
REAL ESTATE INVESTMENT TRUSTS ( 16.8% )
AMB Property Corp. ..................            600              14,100
American Health Properties, Inc. ....          4,300              86,538
Apartment Investment & Management Co.         23,400           1,000,350
Archstone Communities Trust .........         11,000             241,313
Avalon Bay Communities, Inc. ........          9,401             347,837
Beacon Capital + + ..................         11,300             173,738
Bedford Property Investors, Inc. ....          1,600              28,600
Boston Properties, Inc. .............         19,800             710,325
Brandywine Realty Trust .............         18,500             366,531
Cabot Industrial Trust ..............          2,600              55,250
Camden Property Trust ...............         28,310             785,602
Capital Automotive REIT .............          8,900             117,925
Captec Net Lease Realty, Inc. .......          4,400              59,675
CBL & Associates Properties, Inc. ...         39,700           1,047,087
Colonial Properties Trust ...........         13,400             378,550
Crescent Real Estate Equities, Inc. .         25,100             596,125
Criimi Mae, Inc. ....................         41,300              92,925
Developers Diversified Realty Corp. .         28,300             470,487
Duke Realty Investments, Inc. .......          6,600             148,913
Equity Office Properties Trust ......         55,300           1,417,062
Equity One, Inc. ....................          3,200              31,600
Equity Residential Properties Trust .         30,919           1,393,287
Essex Property Trust, Inc. ..........          7,700             272,387
First Industrial Realty Trust, Inc. .         10,000             274,375
Glenborough Realty Trust, Inc. ......         15,100             264,250
Glimcher Realty Trust ...............          7,800             126,750
Golf Trust of America, Inc. .........          7,900             193,056
Health Care REIT, Inc. ..............         34,100             792,825
Healthcare Realty Trust, Inc. .......          6,592             138,432
Home Properties of New York, Inc. ...         13,800             381,225
Hospitality Properties Trust ........          9,300             252,262
HRPT Properties Trust ...............         56,200             860,562
Imperial Credit Commercial Mortgage
 Investment Corp. ...................          1,600              17,300
Innkeepers USA Trust ................          8,400              84,000
Kilroy Realty Corp. .................          6,700             163,313
Kimco Realty Corp. ..................         22,900             895,962
Koger Equity, Inc. ..................          7,500             138,281
Lexington Corporate Properties Trust           2,000              23,250
Liberty Property Trust ..............         48,800           1,213,900
Manufactured Home Communities, Inc. .          5,400             140,400

                                       See Notes to Portfolio of Investments. 65

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
LEGACY (CONTINUED)
--------------------------------------------------------------------------------


                                         NUMBER OF             MARKET
                                          SHARES               VALUE
                                       ---------------     ---------------
UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Meditrust Companies Corp. ...........          5,000          $   65,313
OMEGA Healthcare Investors, Inc. ....         10,200             263,287
Pan Pacific Retail Properties, Inc. .          5,700             110,438
Parkway Properties, Inc. ............          7,500             248,438
Post Properties, Inc. ...............         30,200           1,238,200
Prentiss Properties Trust ...........         12,400             291,400
Prime Retail, Inc. ..................          9,400              81,663
PS Business Parks, Inc. .............         21,400             521,625
Public Storage, Inc. ................         15,166             424,648
Ramco-Gerhenson Properties Trust ....          1,300              21,125
Reckson Associates Realty Corp. .....         13,000             305,500
Reckson Associates Realty Corp. .....          2,084              49,756
Regency Realty Corp. ................         11,500             252,281
RFS Hotel Investors, Inc. ...........          4,500              56,531
Shurgard Storage Centers, Inc. ......          4,900             132,913
Simon Property Group, Inc. ..........         26,600             674,975
Sovran Self Storage, Inc. ...........          6,200             167,013
Starwood Financial Trust ............            116               7,192
Starwood Hotels & Resort Worldwide,
 Inc.................................         31,200             953,550
Summit Properties Inc. ..............         11,400             225,150
Sun Communities, Inc. ...............          3,600             127,800
Vornado Operating Co. + .............            715               5,720
Vornado Realty Trust ................         14,300             504,969
Weeks Corp. .........................          8,100             247,050
Westfield America, Inc. .............          7,100             106,944
                                                           ---------------
                                                              22,879,831
                                                           ---------------
SEMICONDUCTORS AND ELECTRONICS ( 1.7% )
Alpha Industries, Inc. + ............            500              23,813
ANADIGICS, Inc. + ...................            900              33,300
Applied Materials, Inc. + ...........          5,400             398,925
Cybex Computer Products Corp. + .....          3,200              89,200
Intel Corp. .........................         11,600             690,200
Lattice Semiconductor Corp. + .......          2,900             180,525
Level One Communications, Inc. + ....          3,600             176,175
Lucent Technologies, Inc. ...........          3,000             202,312
MIPS Technologies, Inc. + ...........            400              19,175
Plexus Corp. + ......................            500              15,063
Power Integrations, Inc. + ..........            900              65,812
Sawtek, Inc. ........................            900              41,288
Texas Instruments, Inc. .............          2,100             304,500
Vitesse Semiconductor Corp. + .......            700              47,206
                                                           ---------------
                                                               2,287,494
                                                           ---------------
SPECIALTY CHEMICALS ( 0.1% )
Albemarle Corp. .....................          1,900              43,938
Octel Corp. + .......................          1,800              22,500
                                                           ---------------
                                                                  66,438
                                                           ---------------
STEEL ( 0.0% )
Cleveland-Cliffs, Inc. ..............            600              19,425
                                                           -------------
SURFACE TRANSPORT ( 0.0% )
Covenant Transport, Inc. ............            700              11,025
                                                           -------------

                                         NUMBER OF            MARKET
                                          SHARES               VALUE
                                       ---------------     ---------------
UNITED STATES (CONTINUED)
TEXTILES AND APPAREL ( 0.3% )
Authentic Fitness Corp. .............          3,300           $  57,750
Jones Apparel Group, Inc. + .........          1,400              48,037
K-Swiss Inc. ........................          7,000             325,500
Springs Industries, Inc. ............            600              26,175
                                                           ---------------
                                                                 457,462
                                                           ---------------
TOBACCO ( 0.1% )
Schweitzer-Mauduit International,
 Inc.................................          4,400              66,000
                                                           ---------------
TOTAL UNITED STATES (COST                                     53,614,003
 $51,245,963)
                                                           ---------------
FOREIGN COMMON STOCKS ( 10.1% )
AUSTRALIA ( 0.6% )
Amcor Ltd.
 (Forest Products and Building
 Materials)..........................         32,600             181,212
Foster's Brewing Group Ltd.
 (Food and Beverage) ................         60,500             170,511
Telstra Corp. Ltd.
 (Other Telecommunications) + .......         71,500             409,700
                                                           ---------------
TOTAL AUSTRALIA                                                  761,423
                                                           ---------------
CANADA ( 0.3% )
BCE Inc. (Other Telecommunications) .          3,900             189,058
Canadian National Railway Co.
 (Surface Transport) ................          1,400              93,800
Trizec Hahn Corp.
 (Real Estate Investment Trusts) ....          5,500             112,063
                                                           ---------------
TOTAL CANADA                                                     394,921
                                                           ---------------
DENMARK ( 0.4% )
Carli Gry International A/S
 (Textiles and Apparel) .............          8,800             185,984
Novo-Nordisk A/S (Drugs) ............          1,600             172,859
Tele Danmark A/S
 (Other Telecommunications) .........          4,100             201,808
                                                           ---------------
TOTAL DENMARK                                                    560,651
                                                           ---------------
FINLAND ( 0.4% )
Nokia Corp., ADR
 (Semiconductors and Electronics) ...          4,000             366,250
Pohjola Group Insurance Corp.
 (Insurance).........................          3,900             200,098
                                                           ---------------
TOTAL FINLAND                                                    566,348
                                                           ---------------
FRANCE ( 1.1% )
Accor SA (Consumer Services) ........            500             125,561
Alstom (Industrial Services) + ......          4,000             125,819
Axa (Insurance) .....................            800              97,602
Carrefour SA (Food and Drug Retail) .            600              88,176
Elf Aquitaine SA (Oil) ..............          1,100             161,429
Gemini Sogeti SA
 (Data and Imaging Services) ........          1,200             188,604
Groupe Danone (Food and Beverage) ...            600             154,695
Societe Generale (Banks and Thrifts)           1,100             193,874
STMicroelectronics
 (Semiconductors and Electronics) ...          2,600             173,217


66 See Notes to Portfolio of Investments.


                                         NUMBER OF             MARKET
                                          SHARES                VALUE
                                       ---------------     ---------------
FRANCE (CONTINUED)
Vivendi (Conglomerate and Aerospace)           2,290           $ 185,510
                                                           ---------------
TOTAL FRANCE                                                   1,494,487
                                                           ---------------
GERMANY ( 0.7% )
Bayericshe Hypo-und Vereinsb
 (Banks and Thrifts) + ..............          2,100             136,441
DaimlerChrysler AG (Automotive) .....          1,284             111,232
Deutsche Pfandbrief & Hypothekenbank
 AG (Banks and Thrifts) .............          2,000             181,509
Douglas Holding AG (Discretionary
 Retail).............................          2,500             112,154
Fresenius Medical Care AG
 (Biotech and Medical Products) .....          2,300             137,338
Gehe AG (Health Services) ...........          2,900             133,388
Mannesmann AG (Producer Goods) ......          1,000             149,229
                                                           ---------------
TOTAL GERMANY                                                    961,291
                                                           ---------------
HONG KONG ( 0.1% )
First Pacific Co. Ltd. (Producer
 Goods)..............................        158,000             134,400
                                                           -------------
IRELAND ( 0.4% )
Allied Irish Banks (Banks and
 Thrifts)............................         12,047             158,407
CRH Plc
 (Forest Products and Building
 Materials)..........................         12,152             215,557
Waterford Wedgewood
 (Housing and Furnishings) ..........        145,895             150,461
                                                           ---------------
TOTAL IRELAND                                                    524,425
                                                           ---------------
ITALY ( 0.2% )
Banca del Nazionale Lavoro
 (Banks and Thrifts) + ..............         42,800             134,626
Telecom Italia SpA
 (Other Telecommunications) .........         18,500             192,317
                                                           ---------------
TOTAL ITALY                                                      326,943
                                                           ---------------
JAPAN ( 1.4% )
Fuji Heavy Industries Ltd.
 (Automotive)........................         20,000             154,329
Meitec Corp. (Commercial Services) ..          5,000             167,300
Mizuno Corp. (Consumer Specialties) .         13,000              49,190
NTT Mobile Communication Network,
 Inc. (Other Telecommunications) + ..            150             203,239
Promise Co., Ltd. (Consumer Finance)           3,000             177,214
Seino Transportation Co. Ltd.
 (Surface Transport) ................         27,000             160,608
Shin-Etsu Chemical Co., Ltd.
 (Specialty Chemicals) ..............          6,000             200,760
SoftBank Corp.
 (Semiconductors and Electronics) ...          1,900             384,741
Sony Corp. (Housing and Furnishings)           1,100             118,597
Terumo Corp. (Biotech and Medical
 Products)...........................         11,000             244,919
                                                           ---------------
TOTAL JAPAN                                                    1,860,897
                                                           ---------------
MEXICO ( 0.1% )
Telefonos de Mexico SA, ADR
 (Other Telecommunications) .........          1,600             129,300
                                                           -------------
NETHERLANDS ( 0.9% )
Akzo Nobel NV (Specialty Chemicals) .          2,800             117,816
ING Groep NV
 (Diversified Financial Services) ...          4,458             241,371

                                         NUMBER OF              MARKET
                                          SHARES                VALUE
                                       ---------------     ---------------
NETHERLANDS (CONTINUED)
Koninklijke Ahold NV
 (Food and Drug Retail) .............          3,399           $ 117,080
Nutreco Holding NV (Food and Drug
 Retail).............................          4,200             149,002
Royal Dutch Petroleum Co. (Oil) .....          4,100             247,025
United Pan-Europe Communications NV
 (Electronic Media) + ...............          2,700             146,465
Vendex KBB N.V. (Discretionary
 Retail).............................          4,300             114,856
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) ......................          3,200             127,881
                                                           ---------------
TOTAL NETHERLANDS                                              1,261,496
                                                           ---------------
NEW ZEALAND ( 0.0% )
Fernz Corp. Ltd. (Specialty
 Chemicals)..........................         19,300              55,840
                                                           -------------
NORWAY ( 0.6% )
Christiania Bank Og Kredkasse
 (Banks and Thrifts) ................         44,500             159,968
Merkantildata ASA
 (Data and Imaging Services) ........         11,500             111,019
Ocean Rig ASA (Oil Services) + ......        581,450             175,044
Petroleum Geo-Services (Oil Services)
 +...................................         10,000             150,524
Tomra Systems ASA (Producer Goods) ..          4,600             172,957
                                                           ---------------
TOTAL NORWAY                                                     769,512
                                                           ---------------
SPAIN ( 0.2% )
Telefonica de Espana
 (Major Telecommunications) .........          2,600             125,248
Telefonica Publicidad e Informacion,
 S.A. (Consumer Services) ...........          8,000             159,645
                                                           ---------------
TOTAL SPAIN                                                      284,893
                                                           ---------------
SWEDEN ( 0.4% )
Autoliv, Inc. (Automotive) ..........          2,900              88,344
Electrolux AB (Housing and
 Furnishings)........................          4,400              92,120
Securitas AB (Commercial Services) ..         12,200             182,239
Skandinaviska Enskilda Banken
 (Banks and Thrifts) ................         10,500             122,265
Svenska Cellulosa AB (Consumer
 Products)...........................          4,100             106,093
                                                           ---------------
TOTAL SWEDEN                                                     591,061
                                                           ---------------
SWITZERLAND ( 0.5% )
Fischer (Georg) AG (Producer Goods) .            300              97,839
Roche Holding AG (Drugs) ............             11             113,071
Sulzer AG (Conglomerate and
 Aerospace) + .......................            300             182,362
UBS AG (Banks and Thrifts) ..........            700             208,928
                                                           ---------------
TOTAL SWITZERLAND                                                602,200
                                                           ---------------
UNITED KINGDOM ( 1.8% )
BAA Plc (Commercial Services) .......         24,600             236,540
Bank of Scotland (Banks and Thrifts)          12,819             169,735
British Aerospace Plc
 (Conglomerate and Aerospace) .......         24,810             161,027
British Telecom Plc
 (Other Telecommunications) .........         19,080             319,706
Cable & Wireless Plc
 (Other Telecommunications) + .......          9,200             117,248
Dixons Group Plc (Discretionary
 Retail).............................          6,100             113,943

                                       See Notes to Portfolio of Investments. 67

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
LEGACY (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER OF            MARKET
                                          SHARES               VALUE
                                       ---------------     ---------------
UNITED KINGDOM (CONTINUED)
General Electric Co. Plc
 (Conglomerate and Aerospace) .......         11,500          $  117,285
Glaxo Wellcome Plc (Drugs) ..........             75               2,084
Granada Group Plc (Electronic Media)
 +...................................          6,339             117,608
Hanson Plc (Conglomerate and
 Aerospace)..........................         13,000             115,472
Kingfisher Plc (Discretionary Retail)         15,773             181,500
MEPC Plc (Diversified Financial
 Services)...........................         13,800             112,245
National Westminster Bank Plc
 (Banks and Thrifts) ................          5,383             114,126
SmithKline Beecham Plc (Drugs) ......         14,547             189,061
Vodafone Group Plc
 (Other Telecommunications) .........         12,783             251,873
WPP Group Plc (Commercial Services) .         15,500             131,081
                                                           ---------------
TOTAL UNITED KINGDOM                                           2,450,534
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS (COST $12,137,926)                13,730,622
                                                           ---------------
TOTAL COMMON STOCKS (COST $63,383,889)                        67,344,625
                                                           ---------------
                                         PRINCIPAL
                                          AMOUNT
                                       ---------------
LONG-TERM BONDS AND NOTES ( 47.5% )
CORPORATE BONDS ( 13.8% )
BankAmerica Corp.,7.88%,12/01/02 ....   $  1,500,000           1,571,280
Capital One Bank,6.66%,06/19/00 .....        700,000             703,045
Chemical Master Credit Card Trust,
 7.09%,02/15/09 .....................        855,000             871,031
Chrysler Financial
 Corp.,5.25%,10/19/00................        450,000             445,185
Conoco Inc.,5.90%,04/15/04 ..........        450,000             439,101
Enron Oil & Gas Corp.,6.50%,12/01/07         700,000             667,443
Fifth Third Banc,6.75%,07/15/05 .....        300,000             296,349
Ford Motor Credit
 Corp.,6.63%,10/01/28................      1,500,000           1,350,270
General Motors Acceptance Corp.,
 6.18%,05/15/33 .....................      2,900,000           2,748,751
GTE Corp.,9.38%,12/01/00 ............      1,000,000           1,045,160
Guidant Corp.,6.15%,02/15/06 ........      1,000,000             925,350
Heller Financial, Inc.,6.35%,08/15/99
 ++..................................        500,000             500,255
Household Finance
 Corp.,5.88%,09/25/04................        835,000             803,529
IMC Global, Inc.,7.63%,11/01/05 .....        800,000             810,936
Korean Development
 Bank,7.13%,09/17/01.................        700,000             692,328
National Australia
 Bank,6.40%,12/10/07.................      2,000,000           1,967,420
Norwest Financial,
 Inc.,5.38%,09/30/03.................        835,000             801,333
Tenet Healthcare Corp.,7.88%,01/15/03        425,000             416,721
Tyco International Group
 SA,6.13%,01/15/09...................      1,000,000             931,440
USA Waste Management, Inc.,
 6.13%,07/15/01 .....................        835,000             829,998
                                                           ---------------
TOTAL CORPORATE BONDS (COST $19,519,957)                      18,816,925
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ( 14.8% )
Federal National Mortgage
 Association,6.00%,06/01/28 -
 01/01/29............................      3,830,347           3,601,714

                                         PRINCIPAL              MARKET
                                          AMOUNT                VALUE
                                       ---------------     ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage
 Association,6.50%,08/01/28..........       $385,971            $373,806
Federal National Mortgage Association
 - Conventional Loan,6.50%,02/01/28 .      1,893,304           1,833,631
Government National Mortgage
 Association,6.50%,01/15/29 -
 03/15/29............................      5,577,570           5,383,599
Government National Mortgage
 Association,7.00%,04/15/27 -
 07/15/28............................      5,243,523           5,188,046
Government National Mortgage
 Association,7.50%,12/15/23..........      3,084,683           3,122,967
Government National Mortgage
 Association,8.00%,07/15/24..........        616,572             634,546
                                                           ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES       20,138,309
 (COST $20,816,199)
                                                           ---------------
U.S. GOVERNMENT OBLIGATIONS ( 18.9% )
U.S. Treasury Bond,5.25%,11/15/28 ...        355,000             314,675
U.S. Treasury Note,5.25%,08/15/03 -
 02/15/29............................      8,273,000           8,024,837
U.S. Treasury Note,5.38%,06/30/03 ...      1,140,000           1,126,286
U.S. Treasury Note,5.50%,03/31/03 -
 05/15/09............................     11,105,000          10,965,181
U.S. Treasury Note,6.50%,05/31/02 -
 10/15/06............................      5,220,000           5,379,374
                                                           ---------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $25,648,634)          25,810,353
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST $65,984,790)            64,765,587
                                                           ---------------
SHORT-TERM INVESTMENTS ( 1.8% )
Sheffield Receivables Corp.,
 5.75%,07/01/99 ++ ..................      1,875,000           1,875,000
U.S. Treasury Bill,4.43%,08/19/99 @ .        200,000             198,794
U.S. Treasury Bill,4.48%,08/19/99 @ .        400,000             397,585
TOTAL SHORT-TERM INVESTMENTS (COST $2,471,379)                 2,471,379
                                                           ---------------
TOTAL INVESTMENTS (COST $131,840,058)(A)                     134,581,591
OTHER ASSETS LESS LIABILITIES                                  1,689,842
                                                           ---------------
TOTAL NET ASSETS                                            $136,271,433
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $132,365,257. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains............................            $ 8,070,912
Unrealized losses...........................             (5,854,578)
                                              ---------------------
 Net unrealized gain........................            $ 2,216,334
                                              =====================


68 See Notes to Financial Statements.

Information concerning open futures contracts at June 30, 1999 is shown below:

                          NO. OF        INITIAL      EXPIRATION      UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  ----------------
    LONG CONTRACTS
----------------------
DAX Index Futures.....       4            568,535     Sept 99       $   (12,543)
CAC 40 Index Futures..       6            284,282     Sept 99            (1,825)
Long-Term EURO
Bonds Futures.........      13          1,512,310     Sept 99           (25,339)
Swiss Government
Bond Futures..........      13          1,076,676     Sept 99           (18,732)
TOPIX Index Futures...       4            455,157     Sept 99            14,747
                                      -----------                   -----------
                                       $3,896,960                    $  (43,692)
                                      ===========                   ===========


+ Non-income producing security.
+ Restricted security.  This security has been determined to be illiquid under guidelines established by the Board of Directors.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.


Information concerning restricted securities at June 30, 1999 is shown below:

                                        ACQUISITION
                                            DATE                  COST
                                    --------------------  ---------------------
Beacon Capital ...................        03/17/98             $  226,000
Heller Financial, Inc. ...........        08/15/97                500,026
Sheffield Receivables Corp. ......        06/29/99              1,875,000
                                                               ----------
                                                               $2,601,026
                                                               ==========


The market value of the total restricted securities above represent 1.87% of the total net assets.

Category percentages are based on net assets.



                                           See Notes to Financial Statements. 69

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------

                                 ASCENT        CROSSROADS          LEGACY
                              -------------  ---------------  -----------------
ASSETS:
Investments, at market
 value.................       $207,178,363    $194,004,276      $134,581,591
Cash ..................                 --          65,669               153
Cash denominated in
 foreign currencies ...            200,122          81,132            61,210
Receivable for:
 Dividends and interest            818,739       1,116,249           943,076
 Investments sold .....          3,115,267       1,881,251           911,771
 Fund shares sold .....              2,821              --                --
 Variation margin .....             83,491              --                --
 Recoverable foreign
 taxes.................             53,667          43,921            24,692
Prepaid expenses ......                752             656             2,231
Gross unrealized gain
 on forward foreign
 currency exchange
 contracts.............             93,920          71,940            52,088
                              ------------    ------------      ------------
     Total assets .....        211,547,142     197,265,094       136,576,812
                              ------------    ------------      ------------
LIABILITIES:
Payable for:
 Investments purchased             232,833         473,810            10,487
 Fund shares redeemed .            408,399          84,169           164,755
 Variation margin .....                 --          20,976             4,129
 Call options written,
 at market value
 (Premiums received,
 Ascent $405,566) .....            451,500              --                --
 Accrued investment
 advisory fees ........            101,755          95,589            68,844
 Accrued administrative
 service fees .........             12,720          11,949             8,300
 Accrued custody fees .             28,122          27,812            25,996
Other liabilities .....            775,329             661                --
Gross unrealized loss
 on forward foreign
 currency exchange
 contracts.............             22,702          18,179            22,868
                              ------------    ------------      ------------
     Total liabilities           2,033,360         733,145           305,379
                              ------------    ------------      ------------
 NET ASSETS ...........       $209,513,782    $196,531,949      $136,271,433
                              ============    ============      ============
NET ASSETS REPRESENTED
 BY:
Paid-in capital .......       $186,158,816    $177,865,743      $126,355,818
Net unrealized gain on
 investments, open
 futures contracts and
 foreign currency
 related transactions .          9,057,195       6,878,121         2,725,497
Undistributed net
 investment income ....          2,773,111       3,175,321         2,713,099
Accumulated net
 realized gain on
 investments...........         11,524,660       8,612,764         4,477,019
                              ------------    ------------      ------------
 NET ASSETS ...........       $209,513,782    $196,531,949      $136,271,433
                              ============    ============      ============
CAPITAL SHARES:
Authorized ............        Two Billion     Two Billion       Two Billion
Par value .............       $      0.001    $      0.001      $      0.001
Outstanding ...........         13,988,249      14,101,723        10,650,739
Net asset value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding)..........       $      14.98    $      13.94      $      12.79

Cost of investments ...       $198,288,950    $187,097,474      $131,840,058
Cost of cash
 denominated in foreign
 currencies............       $    207,004    $     82,386      $     61,656



70 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------

                                       ASCENT      CROSSROADS       LEGACY
                                     ------------  ------------  --------------
INVESTMENT INCOME:
Dividends .........................  $ 2,827,415   $ 2,001,779    $ 1,043,286
Interest ..........................      577,407     1,772,583      2,125,211
                                     -----------   -----------    -----------
                                       3,404,822     3,774,362      3,168,497
Foreign taxes withheld on dividends      (25,305)      (18,616)       (10,695)
                                     -----------   -----------    -----------
     Total investment income ......    3,379,517     3,755,746      3,157,802
                                     -----------   -----------    -----------
INVESTMENT EXPENSES:
Investment advisory fees ..........      591,500       559,585        413,345
Administrative services fees ......       73,938        69,948         51,668
Printing and postage fees .........        5,064         4,506          3,297
Custody fees ......................       25,044        23,680         21,800
Transfer agent fees ...............        1,277         1,277          1,277
Audit fees ........................       14,851        14,858         14,839
Directors' fees ...................        2,949         2,796          2,155
Registration fees .................        2,089         3,284            219
Miscellaneous expenses ............        3,317         2,991          2,178
                                     -----------   -----------    -----------
Expenses before reimbursement and
 waiver from Investment Adviser ...      720,029       682,925        510,778
Expense reimbursement and waiver
 from Investment Adviser ..........           --           (46)        (2,427)
                                     -----------   -----------    -----------
     Net expenses .................      720,029       682,879        508,351
                                     -----------   -----------    -----------
Net investment income .............    2,659,488     3,072,867      2,649,451
                                     -----------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ......................   13,688,135     9,424,210      4,988,653
 Options Closed ...................   (2,282,150)   (1,354,593)      (590,626)
 Futures and forward foreign
 currency exchange contracts ......      806,628       737,120        358,752
 Foreign currency related
 transactions......................      (66,698)     (145,013)      (153,996)
                                     -----------   -----------    -----------
     Net realized gain on
     investments...................   12,145,915     8,661,724      4,602,783
                                     -----------   -----------    -----------
Net change in unrealized gain or
 loss on:
 Investments ......................   (1,192,218)   (2,625,870)    (2,451,451)
 Options ..........................      (45,933)           --             --
 Futures and forward foreign
 currency exchange contracts ......      387,152       100,806         56,212
 Foreign currency related
 transactions......................       (5,946)       (4,032)        (2,928)
                                     -----------   -----------    -----------
     Net change in unrealized gain
     or loss on investments .......     (856,945)   (2,529,096)    (2,398,167)
                                     -----------   -----------    -----------
Net realized and change in
 unrealized gain or loss on
 investments.......................   11,288,970     6,132,628      2,204,616
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from operations ........  $13,948,458   $ 9,205,495    $ 4,854,067
                                     ===========   ===========    ===========


                                           See Notes to Financial Statements. 71

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         ASCENT
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $  2,659,488       $  4,785,925
Net realized gain on investments..........    12,145,915          3,839,619
Net change in unrealized gain or loss on
 investments..............................      (856,945)        (1,925,904)
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................    13,948,458          6,699,640
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............      (465,008)        (4,979,306)
 From net realized gains..................        (2,802)        (4,834,598)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................      (467,810)        (9,813,904)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................     8,658,598         61,786,543
 Net asset value of shares issued upon
  reinvestment of distributions...........       467,809          9,813,904
 Payments for shares redeemed.............   (20,689,089)        (9,700,764)
                                            ------------       ------------
 Net increase (decrease) in net assets
 from fund share transactions.............   (11,562,682)        61,899,683
                                            ------------       ------------
Net change in net assets..................     1,917,966         58,785,419
NET ASSETS:
Beginning of period.......................   207,595,816        148,810,397
                                            ------------       ------------
End of period.............................  $209,513,782       $207,595,816
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  2,773,111       $    578,631
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................       617,373          4,231,255
 Number of shares issued upon reinvestment
  of distributions........................        31,780            698,611
 Number of shares redeemed................    (1,467,427)          (663,321)
                                            ------------       ------------
 Net increase (decrease)..................      (818,274)         4,266,545
                                            ============       ============



72 See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                       CROSSROADS
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $  3,072,867       $  5,356,634
Net realized gain on investments..........     8,661,724          1,981,947
Net change in unrealized gain or loss on
 investments..............................    (2,529,096)         1,113,364
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................     9,205,495          8,451,945
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............      (187,274)        (5,665,597)
 From net realized gains..................       (53,507)        (1,755,177)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................      (240,781)        (7,420,774)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................     9,864,151         69,477,764
 Net asset value of shares issued upon
  reinvestment of distributions...........       240,781          7,420,774
 Payments for shares redeemed.............   (16,099,742)        (7,357,412)
                                            ------------       ------------
 Net increase (decrease) in net assets
 from fund share transactions.............    (5,994,810)        69,541,126
                                            ------------       ------------
Net change in net assets..................     2,969,904         70,572,297
NET ASSETS:
Beginning of period.......................   193,562,045        122,989,748
                                            ------------       ------------
End of period.............................  $196,531,949       $193,562,045
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  3,175,321       $    289,728
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................       743,135          5,136,875
 Number of shares issued upon reinvestment
  of distributions........................        17,537            558,939
 Number of shares redeemed................    (1,192,307)          (561,586)
                                            ------------       ------------
 Net increase (decrease)..................      (431,635)         5,134,228
                                            ============       ============



                                           See Notes to Financial Statements. 73

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------

                                                         LEGACY
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $  2,649,451       $  4,736,935
Net realized gain on investments..........     4,602,783          1,477,725
Net change in unrealized gain or loss on
 investments..............................    (2,398,167)           765,471
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................     4,854,067          6,980,131
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............      (131,069)        (4,684,974)
 From net realized gains..................            --         (1,728,893)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................      (131,069)        (6,413,867)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................     5,093,869         76,155,195
 Net asset value of shares issued upon
  reinvestment of distributions...........       131,069          6,413,867
 Payments for shares redeemed.............   (22,202,851)       (16,258,488)
                                            ------------       ------------
 Net increase (decrease) in net assets
 from fund share transactions.............   (16,977,913)        66,310,574
                                            ------------       ------------
Net change in net assets..................   (12,254,915)        66,876,838
NET ASSETS:
Beginning of period.......................   148,526,348         81,649,510
                                            ------------       ------------
End of period.............................  $136,271,433       $148,526,348
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  2,713,099       $    194,717
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................       412,546          6,061,578
 Number of shares issued upon reinvestment
  of distributions........................        10,370            520,120
 Number of shares redeemed................    (1,777,303)        (1,324,436)
                                            ------------       ------------
 Net increase (decrease)..................    (1,354,387)         5,257,262
                                            ============       ============



74 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION

Aetna Generation Portfolios, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on October 14, 1994 and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a Portfolio and collectively, the Portfolios) with its own investment objective, policies and restrictions.

Currently, the Company offers shares of the Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP. Each of these diversified Portfolios commenced investment operations on July 5, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

The following is each Portfolio's investment objective:

   AETNA ASCENT VP (Ascent) seeks to provide capital appreciation.

   AETNA CROSSROADS VP (Crossroads) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

   AETNA LEGACY VP (Legacy) seeks to provide total return consistent with preservation of capital.

Shares of each Portfolio are currently owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. All shares are currently held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

A. VALUATION OF INVESTMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchanges at the end of each day of each applicable foreign market. Purchases and sales of securities, income receipts, and expense payments are translated in U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------

B. OPTIONS CONTRACTS

The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up

--------------------------------------------------------------------------------

to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Below is a summary of securities held which are both illiquid and restricted as of June 30, 1999:

                                 COST      MARKET VALUE    % OF NET ASSETS
                                 ----      ------------    ---------------
Ascent                         $768,000      $590,400           0.28%
Crossroads                      518,000       398,213           0.20%
Legacy                          226,000       173,738           0.13%

E. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1998 and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus a monthly advisory fee at an annual rate of 0.60% of its average daily net assets.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate
Aeltus for supervising the Portfolios' other service providers.   Each Portfolio
pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion of Portfolio assets and 0.050% on all Portfolio assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.30% of the average daily net assets. For the period January 1, 1999 through June 30, 1999, Aeltus paid ALIAC $794,533.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1999 were:

                                        COST OF PURCHASES    PROCEEDS FROM SALES
                                        -----------------    -------------------
Ascent                                    $120,362,718          $122,701,806
Crossroads                                 126,648,032           104,561,429
Legacy                                      90,879,702            70,735,836

6. OPTIONS

Each Portfolio may use options. For the period ended June 30, 1999, the following reflects the written option activity:

                                           CALL OPTIONS WRITTEN
                        -------------------------------------------------------------
ASCENT                      Number of          Premium                Realized
                            Contracts          Received              Gain (Loss)
                        -------------------------------------------------------------
Outstanding December           --                 $--                   $--
31, 1998
Written                       651             1,629,354                  --
Closed                       (511)           (1,223,788)            (1,550,352)
                        -------------------------------------------------------------
Outstanding June 30,          140              $405,566             $(1,550,352)
1999
                        =============================================================

                                         CALL OPTIONS WRITTEN
                        ---------------------------------------------------------
CROSSROADS                   Number of          Premium                Realized
                            Contracts          Received              Gain (Loss)
                        ---------------------------------------------------------
Outstanding December           --                 $--                   $--
31, 1998
Written                       306               741,803                  --
Closed                       (306)             (741,803)             (923,625)
                        ---------------------------------------------------------
Outstanding June 30,           --                 $--               $(923,625)
1999
                        =========================================================

--------------------------------------------------------------------------------



                                         CALL OPTIONS WRITTEN
                        ---------------------------------------------------------
LEGACY                      Number of          Premium                Realized
                            Contracts          Received              Gain (Loss)
                        ---------------------------------------------------------
Outstanding December           --                 $--                   $--
31, 1998
Written                       133               324,980                  --
Closed                       (133)             (324,980)             (405,402)
                        ---------------------------------------------------------
Outstanding June 30,           --                 $--               $(405,402)
1999
                        =========================================================

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of June 30, 1999, the Portfolios had the following open forward foreign currency exchange contracts that obligate the Portfolios to deliver currencies at specified future dates. Ascent, Crossroads, and Legacy's net unrealized gains of $71,218, $53,761 and $29,220, respectively, on these contracts, are included in the accompanying financial statements. The terms of the open contracts are as follows:

ASCENT
 EXCHANGE   CURRENCY TO    U.S. $ VALUE   CURRENCY TO   U.S. $ VALUE    UNREALIZED
   DATE     BE DELIVERED  JUNE 30, 1999   BE RECEIVED   JUNE 30, 1999   GAIN (LOSS)
   ----     ------------  -------------   -----------   -------------   -----------
 CONTRACTS TO BUY
----------------
 7/27/99      594,659        $594,659      70,790,000     $587,177       ($7,482)
            U.S. Dollar                   Japanese Yen

------------------------------------------------------------------------------------


CONTRACTS TO SELL
-----------------
 7/19/99     1,132,764      1,165,984      1,227,633      1,227,633      61,649
                Euro                      U.S. Dollar

------------------------------------------------------------------------------------
 7/19/99       50,000         51,466         54,290        54,290         2,824
                Euro                      U.S. Dollar

------------------------------------------------------------------------------------
 8/25/99      232,016        237,956        239,775        239,775        1,819
                Euro                      U.S. Dollar

------------------------------------------------------------------------------------
 5/18/00      910,000        115,978        116,003        116,003         25
           Hong Kong Dollar               U.S. Dollar

------------------------------------------------------------------------------------
 7/27/99    148,180,000     1,229,098      1,254,487      1,254,487      25,389
            Japanese Yen                  U.S. Dollar

------------------------------------------------------------------------------------
 7/27/99     4,610,000        38,238         39,131        39,131          893
            Japanese Yen                  U.S. Dollar

------------------------------------------------------------------------------------
 8/26/99     98,150,000      817,755        802,535        802,535      (15,220)
            Japanese Yen                  U.S. Dollar

------------------------------------------------------------------------------------
 9/17/99     26,375,000      220,504        221,825        221,825        1,321
            Japanese Yen                  U.S. Dollar

------------------------------------------------------------------------------------
                                                                         $71,218
                                                                       -------------

 CROSSROADS
 EXCHANGE   CURRENCY TO BE   U.S. $ VALUE   CURRENCY TO    U.S. $ VALUE     UNREALIZED
   DATE        DELIVERED     JUNE 30, 1999  BE RECEIVED   JUNE 30, 1999    GAIN (LOSS)
   ----        ---------     -------------  -----------   -------------    -----------

CONTRACTS TO BUY
----------------
 7/27/99        228,909         228,909      27,250,000      226,029        (2,880)
              U.S. Dollar                   Japanese Yen

----------------------------------------------------------------------------------------


AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

CROSSROADS (continued)

 EXCHANGE   CURRENCY TO BE   U.S. $ VALUE   CURRENCY TO    U.S. $ VALUE     UNREALIZED
   DATE        DELIVERED     JUNE 30, 1999  BE RECEIVED   JUNE 30, 1999    GAIN (LOSS)
   ----        ---------     -------------  -----------   -------------    -----------
CONTRACTS TO SELL
-----------------
 7/19/99       1,000,385      $1,029,722     1,084,167      $1,084,167      $54,445
                 Euro                       U.S. Dollar

----------------------------------------------------------------------------------------
 7/19/99        41,000          42,203         44,518         44,518         2,315
                 Euro                       U.S. Dollar

----------------------------------------------------------------------------------------
 8/25/99        11,942          114,808       115,686        115,686          878
                 Euro                       U.S. Dollar

----------------------------------------------------------------------------------------
 5/18/00        720,000         91,762         91,783         91,783           21
            Hong Kong Dollar                U.S. Dollar

----------------------------------------------------------------------------------------
 7/27/99      74,970,000        621,848       634,693        634,693         12,845
             Japanese Yen                   U.S. Dollar

----------------------------------------------------------------------------------------
 7/27/99       4,610,000        38,238         39,131         39,131          893
             Japanese Yen                   U.S. Dollar

----------------------------------------------------------------------------------------
 8/26/99      98,650,000        821,921       806,622        806,622        (15,299)
             Japanese Yen                   U.S. Dollar

----------------------------------------------------------------------------------------
 9/17/99      10,850,000        90,710         91,253         91,253           543
             Japanese Yen                   U.S. Dollar

----------------------------------------------------------------------------------------
                                                                            $53,761
                                                                           --------------


LEGACY
EXCHANGE       CURRENCY TO    U.S. $ VALUE   CURRENCY TO   U.S. $ VALUE     UNREALIZED
 DATE         BE DELIVERED    JUNE 30, 1999  BE RECEIVED   JUNE 30, 1999    GAIN (LOSS)
----          ------------    -------------  -----------   -------------    ----------
 CONTRACTS TO BUY
----------------
   7/19/99         271,818         271,818       260,887        268,538       (3,280)
                 U.S. Dollar                       Euro

------------------------------------------------------------------------------------------
   7/27/99         266,794         266,794      31,760,000      263,437        (3,357)
                 U.S. Dollar                   Japanese Yen

------------------------------------------------------------------------------------------
   8/26/99         84,081          84,081       10,115,000      84,275           194
                 U.S. Dollar                   Japanese Yen

------------------------------------------------------------------------------------------


CONTRACTS TO SELL
-----------------
   7/19/99         918,928         945,877       995,887        995,887        50,010
                    Euro                       U.S. Dollar

------------------------------------------------------------------------------------------
   7/19/99         25,000          25,733         27,145        27,145          1,412
                    Euro                       U.S. Dollar

------------------------------------------------------------------------------------------
   5/18/00         430,000         54,802         54,814        54,814           12
             Hong Kong Dollar                  U.S. Dollar

------------------------------------------------------------------------------------------
   7/27/99        1,500,000        12,442         12,320        12,320         (122)
                Japanese Yen                   U.S. Dollar

------------------------------------------------------------------------------------------

LEGACY (continued)
EXCHANGE       CURRENCY TO    U.S. $ VALUE   CURRENCY TO   U.S. $ VALUE     UNREALIZED
DATE          BE DELIVERED    JUNE 30, 1999  BE RECEIVED   JUNE 30, 1999    GAIN (LOSS)
----          ------------    -------------  -----------   -------------    ----------
 CONTRACTS TO SELL (CONTINUED)
-----------------
   7/27/99       31,760,000       $263,437       263,897       $263,897         $460
                Japanese Yen                   U.S. Dollar

------------------------------------------------------------------------------------------
   8/26/99       103,880,000       865,496       849,387        849,387       (16,109)
                Japanese Yen                   U.S. Dollar

------------------------------------------------------------------------------------------
                                                                              $29,220
                                                                             ==============

AETNA GENERATION PORTFOLIOS, INC.
ADDITIONAL INFORMATION
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
YEAR 2000

Each Portfolio receives services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory information that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS
ASCENT
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                      PERIOD FROM
                                         SIX MONTH                                                   JULY 5, 1995
                                       PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                       JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                                        (UNAUDITED)       1998          1997          1996       TO DECEMBER 31, 1995+
                                       -------------  ------------  ------------  ------------   ---------------------

Net asset value, beginning
 of period ..........................  $  14.02        $  14.12      $  12.62       $ 10.80           $ 10.00
                                       --------        --------      --------       -------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............      0.19            0.33          0.25+         0.22+             0.12
 Net realized and change in
 unrealized gain or loss on
 investments.........................      0.80            0.27          2.25          2.29              0.93
                                       --------        --------      --------       -------           -------
   Total from investment operations .      0.99            0.60          2.50          2.51              1.05
                                       --------        --------      --------       -------           -------
LESS DISTRIBUTIONS:
 From net investment income .........     (0.03)          (0.35)        (0.34)        (0.23)            (0.25)
 From net realized gains on
 investments.........................        --           (0.35)        (0.66)        (0.46)               --
                                       --------        --------      --------       -------           -------
   Total distributions ..............     (0.03)          (0.70)        (1.00)        (0.69)            (0.25)
                                       --------        --------      --------       -------           -------
Net asset value, end of period ......  $  14.98        $  14.02      $  14.12       $ 12.62           $ 10.80
                                       ========        ========      ========       =======           =======

Total return* .......................      7.09%           4.30%        19.90%        23.58%            10.45%
Net assets, end of period (000's) ...  $209,514        $207,596      $148,810       $45,155           $18,850
Ratio of net expenses to average net
 assets..............................      0.73%(1)        0.75%         0.75%         0.84%             1.59%(1)
Ratio of net investment income to
 average net assets .................      2.70%(1)        2.59%         2.51%         2.53%             2.26%(1)
Portfolio turnover rate .............     61.25%         104.33%       124.82%       109.77%            39.77%



(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        83

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
CROSSROADS
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                      PERIOD FROM
                                         SIX MONTH                                                   JULY 5, 1995
                                       PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                       JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                                        (UNAUDITED)       1998          1997          1996       TO DECEMBER 31, 1995+
                                       -------------  ------------  ------------  ------------   ---------------------

Net asset value, beginning
 of period ..........................  $  13.32        $  13.09      $  11.98       $ 10.74           $ 10.00
                                       --------        --------      --------       -------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............      0.22            0.38          0.30+         0.27+             0.13
 Net realized and change in
 unrealized gain or loss on
 investments.........................      0.41            0.39          1.79          1.72              0.80
                                       --------        --------      --------       -------           -------
   Total from investment operations .      0.63            0.77          2.09          1.99              0.93
                                       --------        --------      --------       -------           -------
LESS DISTRIBUTIONS:
 From net investment income .........     (0.01)          (0.41)        (0.38)        (0.30)            (0.19)
 From net realized gains on
 investments.........................        --           (0.13)        (0.60)        (0.45)               --
                                       --------        --------      --------       -------           -------
   Total distributions ..............     (0.01)          (0.54)        (0.98)        (0.75)            (0.19)
                                       --------        --------      --------       -------           -------
Net asset value, end of period ......  $  13.94        $  13.32      $  13.09       $ 11.98           $ 10.74
                                       ========        ========      ========       =======           =======

Total return* .......................      4.79%           5.91%        17.57%        18.81%             9.30%
Net assets, end of period (000's) ...  $196,532        $193,562      $122,990       $37,690           $18,813
Ratio of net expenses to average net
 assets..............................      0.73%(1)        0.75%         0.75%         0.80%             1.60%(1)
Ratio of net investment income to
 average net assets .................      3.29%(1)        3.17%         3.20%         3.01%             2.56%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ..............      0.73%(1)          --            --            --                --
Portfolio turnover rate .............     60.00%         102.94%       103.08%       105.66%            49.38%



(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

84 See Notes to Financial Statements.

LEGACY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                      PERIOD FROM
                                         SIX MONTH                                                   JULY 5, 1995
                                       PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                       JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                                        (UNAUDITED)       1998          1997          1996       TO DECEMBER 31, 1995+
                                       -------------  ------------  ------------  ------------   ---------------------

Net asset value, beginning
 of period ..........................  $  12.37        $  12.10       $ 11.25       $ 10.64           $ 10.00
                                       --------        --------       -------       -------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............      0.23            0.41          0.36+         0.33+             0.15
 Net realized and change in
 unrealized gain or loss on
 investments.........................      0.20            0.43          1.26          1.15              0.68
                                       --------        --------       -------       -------           -------
   Total from investment operations .      0.43            0.84          1.62          1.48              0.83
                                       --------        --------       -------       -------           -------
LESS DISTRIBUTIONS:
 From net investment income .........     (0.01)          (0.41)        (0.39)        (0.36)            (0.19)
 From net realized gains on
 investments.........................        --           (0.16)        (0.38)        (0.51)               --
                                       --------        --------       -------       -------           -------
   Total distributions ..............     (0.01)          (0.57)        (0.77)        (0.87)            (0.19)
                                       --------        --------       -------       -------           -------
Net asset value, end of period ......  $  12.79        $  12.37       $ 12.10       $ 11.25           $ 10.64
                                       ========        ========       =======       =======           =======

Total return* .......................      3.50%           6.94%        14.50%        14.19%             8.27%
Net assets, end of period (000's) ...  $136,271        $148,526       $81,650       $27,754           $18,253
Ratio of net expenses to average net
 assets..............................      0.74%(1)        0.76%         0.75%         0.80%             1.62%(1)
Ratio of net investment income to
 average net assets .................      3.85%(1)        3.81%         3.75%         3.45%             2.91%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ..............      0.74%(1)          --            --            --                --
Portfolio turnover rate .............     56.54%         103.71%        85.01%       111.11%            62.43%



(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        85














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